Exhibit 10.2

DEVELOPMENT COLLABORATION AND

exclusive LICENSE AGREEMENT

between

MOLECULAR TEMPLATES, INC.

and

MILLENNIUM PHARMACEUTICALS, INC.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Table of Contents

Page

Article I	DEFINITIONS AND INTERPRETATION2
Section 1.1	Definitions2
Section 1.2	Certain Rules of Interpretation in this Agreement and the Schedules21
Article II	DEVELOPMENT, REGULATORY AND COMMERCIALIZATION22
Section 2.1	Development22
Section 2.2	Regulatory Activities24
Section 2.3	Commercialization24
Section 2.4	Use of Materials25
Article III	LICENSE GRANTS26
Section 3.1	Program License Grant to MTEM26
Section 3.2	Other License Grants26
Section 3.3	Exclusive License Grants and Rights of Reference26
Section 3.4	Rights to Sublicense27
Section 3.5	Use and Licensing of Third Party Technologies27
Section 3.6	Existing Licenses; Compliance with Future In-Licenses28
Section 3.7	IP Rights from Other Partners28
Section 3.8	Disclosure of IP28
Section 3.9	Target Exclusivity29
Article IV	GOVERNANCE29
Section 4.1	Alliance Managers29
Section 4.2	Project Managers30
Section 4.3	Joint Steering Committee30
Section 4.4	Joint Development Committee32
Section 4.5	Joint Manufacturing Committee33
Section 4.6	Joint Patent Committee33
Section 4.7	Joint Finance Working Group33
Section 4.8	Quorum34
Section 4.9	Referral to the Joint Steering Committee34
Article V	MANUFACTURING AND SUPPLY35
Section 5.1	Responsibility for Manufacturing35

i

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 5.2	Technology Transfer36
Section 5.3	Responsibility for Manufacturing After Technology Transfer37
Section 5.4	Joint Manufacturing Committee37
Section 5.5	Quality Agreement38
Article VI	PAYMENTS AND RECORDS38
Section 6.1	Upfront Fee38
Section 6.2	Development Milestone Payments39
Section 6.3	Sales Milestone Payments41
Section 6.4	Royalties Payable by Takeda42
Section 6.5	Co-Development Cost Sharing46
Section 6.6	Royalty Payment Terms47
Section 6.7	Payment Method48
Section 6.8	Late Payments48
Section 6.9	Exchange Control48
Section 6.10	Taxes; Withholding Taxes48
Section 6.11	Royalty Reports; Exchange Rates48
Section 6.12	Audits49
Section 6.13	Confidential Financial Information50
Article VII	CONFIDENTIALITY50
Section 7.1	Non-Disclosure Obligations50
Section 7.2	Permitted Disclosures50
Section 7.3	Use of Name53
Section 7.4	Publications53
Section 7.5	Return of Confidential Information54
Article VIII	INTELLECTUAL PROPERTY OWNERSHIP54
Section 8.1	Disclosure of Inventions54
Section 8.2	Intellectual Property54
Section 8.3	Patent Prosecution and Maintenance56
Section 8.4	Enforcement of Patent Rights59
Section 8.5	Separate Representation60
Section 8.6	Trademarks61
Section 8.7	Third Party Actions61
Section 8.8	Invalidity or Unenforceability Defenses or Actions62

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 8.9	Takeda Patent Challenge.63
Article IX	REPRESENTATIONS AND WARRANTIES; COVENANTS63
Section 9.1	Mutual Representations, Warranties and Covenants63
Section 9.2	Additional Representations, Warranties and Covenants of MTEM64
Section 9.3	Additional Representations, Warranties and Covenants of Takeda67
Section 9.4	Additional Covenants of MTEM68
Section 9.5	Additional Covenants of Takeda69
Section 9.6	DISCLAIMER OF WARRANTIES70
Article X	INDEMNITY; LIMITATION OF LIABILITY70
Section 10.1	Indemnity70
Section 10.2	Procedure70
Section 10.3	Limitation of Liability71
Section 10.4	Insurance71
Article XI	TERM AND TERMINATION72
Section 11.1	Term72
Section 11.2	Termination by Takeda72
Section 11.3	Termination for Material Breach72
Section 11.4	License Survival Upon Insolvency73
Section 11.5	Effect of Expiration and Termination73
Article XII	MISCELLANEOUS77
Section 12.1	Notices77
Section 12.2	Applicable Law; Jurisdiction77
Section 12.3	Dispute Resolution78
Section 12.4	Entire Agreement79
Section 12.5	Severability79
Section 12.6	Force Majeure80
Section 12.7	Assignment and Change of Control80
Section 12.8	Performance by Affiliates81
Section 12.9	Independent Contractors81
Section 12.10	Waiver and Non-Exclusion of Remedies81
Section 12.11	Further Assurances82
Section 12.12	No Benefit to Third Parties82
Section 12.13	Equitable Relief82

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 12.14	Counterparts82

Schedules

Schedule 1.1.51: Early Stage Program Plan

Schedule 1.1.132: Phase Ia Clinical Trial Plan and Budget

Schedule 1.1.162: Existing SLT-As

Schedule 1.1.164: Patent Rights and Inventions that cover SLT-A Technology

Schedule 9.2.5: MTEM Background Patent Rights

Schedule 9.2.8: Future MTEM In-Licenses

Schedule 9.2.11: SLT-As with respect to which MTEM or its Affiliates Control MTEM Background IP

Exhibits

Exhibit 11.5.3: Applicable Royalties and Milestones for Post-Termination License pursuant to Section 11.5.3.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

DEVELOPMENT COLLABORATION AND
EXCLUSIVE LICENSE AGREEMENT

This Development Collaboration and Exclusive License Agreement (this “Agreement”) is entered into as of September 18, 2018 (the “Effective Date”) by and between MOLECULAR TEMPLATES, INC., a Delaware corporation, having its principal place of business at 9301 Amberglen Boulevard, Suite 100, Austin, TX 78729 (“MTEM”) and MILLENNIUM PHARMACEUTICALS, INC., a Delaware corporation, a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited, having its principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (“Takeda”). MTEM and Takeda may sometimes individually be referred to hereafter as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, MTEM owns or controls certain intellectual property rights relating to technology useful for generating SLT-A Fusion Proteins (as defined below) capable of directing SLT-As to specific tissues or cells;

WHEREAS, (a) pursuant to the Research Collaboration and Option Agreement (“2016 Research Collaboration Agreement”) between the Parties dated October 31, 2016, MTEM and Takeda generated three SLT-A Fusion Proteins Directed to the Target containing a Takeda Targeting Moiety: [***] and (b) MTEM generated prior to the 2016 Research Collaboration Agreement one SLT-A Fusion Protein containing a 4019 Targeting Moiety Directed to the Target: MT-4019 (each such SLT-A Fusion Protein, a non-limiting example of a CD38 SLT-A Fusion Protein (as defined below)); and whereas currently the [***] CD38 SLT-A Fusion Protein (containing a Takeda Targeting Moiety) is the lead and the other three CD38 SLT-A Fusion Proteins referenced above are the back-ups;

WHEREAS, Takeda has exercised its option under the 2016 Research Collaboration Agreement to negotiate a license to the CD38 SLT-A Fusion Proteins generated under that agreement, and further seeks a license to MTEM’s CD38 SLT-A Fusion Protein, MT-4019, and the Parties have negotiated the terms set forth herein;

WHEREAS, the Parties have in parallel been conducting related work under that certain Individual Project Agreement between the Parties dated as of June 18, 2018 as amended and restated on July 27, 2018 (the “IPA”);

WHEREAS, the Parties are also parties to that certain Multi-Target Collaboration and License Agreement dated June 23, 2017 (the “Multi-Target Agreement”), which covers certain SLT-A Fusion Proteins Directed to other targets (as specified therein);

WHEREAS, the Parties desire to Co-Develop one or more Licensed Product(s) (as set forth herein) up to and including Phase Ia Clinical Trial and thereafter MTEM would have an option to continue to Co-Develop the Licensed Product(s) as described further herein; and

WHEREAS, the Parties grant the licenses set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Parties hereto, intending to be legally bound, agree as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article I
DEFINITIONS AND INTERPRETATION

Section 1.1Definitions. For the purposes of this Agreement the following words and phrases shall have the following meanings:

1.1.1“2016 Research Collaboration Agreement” has the meaning set forth in the Recitals.

1.1.2“4019 Targeting Moiety” means that certain public domain antibody fragment included in MT-4019 [***], including Improvements, modifications, fragments and derivatives thereof and corresponding compositions of matter, methods of making or using any of the foregoing.

1.1.3“4019 Targeting Moiety Know-How” means any Program Know-How that is related to any 4019 Targeting Moiety, including Improvements, modifications, fragments and derivatives thereof and corresponding compositions of matter, methods of making or using any of the foregoing, but excluding any Product Program Know-How, MTEM Program Know-How and Takeda Program Know-How.

1.1.4“Acceptance” means (a) with respect to a BLA or NDA, the acceptance by FDA of such BLA or NDA for substantive review, which can be evidenced by Takeda’s receipt of notice from FDA of such acceptance or other evidence that FDA has commenced its substantive review, (b) with respect to a Drug Approval Application filed with the EMA, the receipt by Takeda of a letter from the EMA with respect to such Drug Approval Application indicating that there has been a positive outcome of the EMA’s validation of such Drug Approval Application and (c) with respect to a Drug Approval Application filed with the PMDA in Japan, the acceptance by PMDA of such Drug Approval Application for substantive review, which can be evidenced by Takeda’s receipt of notice from PMDA of such acceptance or other evidence that PMDA has commenced its substantive review.

1.1.5“Accounting Standards” means International Financial Reporting Standards, with respect to Takeda, and Generally Accepted Accounting Standards in the U.S. with respect to MTEM, in each case, consistently applied.

1.1.6“Affiliate” of a Party means any corporation or other business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party for so long as such Party controls, is controlled by or is under common control with such corporation or other business entity. As used herein, the term “control” means the direct or indirect ownership of fifty percent (50%) or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management thereof. In the case of Takeda, a corporation or other business entity shall not be an Affiliate of Takeda as a result of an investment in such corporation or other business entity by the venture investment arm of Takeda and its Affiliates.

1.1.7“Agreement” has the meaning set forth in the preamble hereto.

1.1.8“Alliance Manager” has the meaning set forth in Section 4.1.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.9“Antibody” means an unconjugated polyclonal or monoclonal antibody (whether (a) fully human, fully mouse, humanized, fully synthetic, bivalent, monovalent, phage display, in vitro display, ribosome-display, RNA display, DNA display, cell-display, chimeric, polyclonal, polyclonal mixes or any other type of antibody, (b) multiple or single chain, recombinant, in vivo, in vitro or naturally occurring, or a combination of the foregoing in any species, or (c) monospecific or bi-specific) or any analog, derivative, fragment or modification thereof (including a full antibody, single chain antibody, single domain antibody (sdAb (e.g., VHH))), scFv, scFvFc, Fab, or minibody.

1.1.10“Applicable Law” means any law or statute, any rule or regulation (including written governmental interpretations thereof, the guidance related thereto, or the application thereof) issued by a Governmental Authority or Regulatory Authority and any judicial, governmental, or administrative order, judgment, decree, or ruling, in each case as applicable to the subject matter and the parties at issue.

1.1.11“Background IP” means, with respect to a Party, any Know-How, inventions, Patent Rights and other intellectual property rights that are owned or otherwise Controlled (other than pursuant to the license grants set forth in Article III) by such Party or any of its Affiliates (solely or jointly) prior to the Effective Date or thereafter but through activities outside of this Agreement, including under the 2016 Research Collaboration Agreement or the Multi-Target Agreement.

1.1.12“Bankruptcy Code” has the meaning set forth in Section 11.4.

1.1.13“Biosimilar Product” means, with respect to a Licensed Product in a country or jurisdiction, any product sold by a Third Party that (a) is subject to a license under Section 351(a) or 351(k) of the PHSA and (i) is authorized by the FDA as being “interchangeable” (as defined in Section 351(i)(3) of the PHSA) to such Licensed Product, or (ii) is authorized by the FDA as being a “biosimilar” (as defined in Section 351(i)(2) of the PHSA) regardless of whether such product has been found to be “interchangeable” (as defined in Section 351(i)(3) of the PHSA) to such Licensed Product, (b) has been granted a marketing authorization by the European Commission as a similar biological medicinal product pursuant to Article 10 of Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, stature or regulation or (c) has otherwise received Regulatory Approval as a generic, biosimilar or interchangeable product from another applicable Regulatory Authority in such country or jurisdiction, including by referencing or otherwise relying on Regulatory Approvals (or data therein) of such Licensed Product.

1.1.14“BLA” means Biologics License Application as described in 21 C.F.R § 601.2, or equivalent FDA application.

1.1.15“Breaching Party” has the meaning set forth in Section 11.3.1.

1.1.16“Budget Threshold” means for budget updates in a given year, the higher of (a) [***] in the case of the Early Stage Program or [***] in the case of the Post Phase Ia Program and (b) an aggregate [***] budgetary increase from the then current budget set forth in the plan for such Program.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.17“Business Day” means a day on which national banks located in the Commonwealth of Massachusetts are open for commercial banking business other than a Saturday or Sunday.

1.1.18“Calendar Quarter” means any of the three (3)-month periods beginning on January 1, April 1, July 1 or October 1 of any Calendar Year, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on June 30, 2017 and the last Calendar Quarter shall end on the last day of the Term.

1.1.19“Calendar Year” means (a) for the first Calendar Year, the period commencing on the Effective Date and ending on December 31 of the year during which the Effective Date occurs, (b) for the last Calendar Year, the period commencing on January 1 of the last year of the Term, and ending on the last day of the Term, and (c) each interim period of twelve (12) months commencing on January 1 and ending on December 31.

1.1.20[***]

1.1.21“CD38 SLT-A Fusion Protein” means any SLT-A Fusion Protein (a) used or developed under the 2016 Collaboration Agreement, the IPA or the Programs by MTEM, including those specified in the Recitals or (b) are covered or claimed by the MTEM Background Know-How or MTEM Background Patent Rights, including any SLT-A Technology, or any MTEM SLT-A Program Patent Rights and MTEM SLT-A Program Know-How, in either case that is Directed to the Target.

1.1.22“Change in Control” means with respect to a Party, (a) a merger or consolidation in which (i) such Party is a constituent party, or (ii) a subsidiary of such Party is a constituent party, and such entity in clause (i) or (ii) issues shares of its capital stock pursuant to such merger or consolidation, except in the case of either clause (i) or (ii) any such merger or consolidation involving such Party or a subsidiary of such Party in which the shares of capital stock of such entity outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or are exchanged for shares of capital stock which represent, immediately following such merger or consolidation 50% or more by voting power of the capital stock of (A) the surviving or resulting corporation or (B) the parent corporation of such surviving or resulting corporation, in the case that the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation; (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by such Party or a subsidiary of such Party of all or substantially all of the assets of such Party or such subsidiary of such Party taken as a whole (except where such sale, lease, transfer, exclusive license or other disposition is only to a wholly owned subsidiary of such Party or a subsidiary of such Party); or (c) any “person” or “group,” as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (collectively, the “Exchange Act”) in a single transaction or series of related transactions, becomes the beneficial owner as defined under the Exchange Act, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of 50% or more by voting power of the then-outstanding capital stock or other equity interests of such Party or a subsidiary of such Party, other than pursuant to a bona fide financing.

1.1.23“Claim” has the meaning set forth in Section 10.1.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.24“Clinical Trial” means any clinical study conducted on human subjects. Without limiting the foregoing, Clinical Trials includes any Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial.

1.1.25“Co-Development” or “Co-Develop” means the circumstance in which MTEM has the obligation to share Co-Development Costs under this Agreement.

1.1.26“Co-Development Costs” means (a) the Development Costs for the Early Stage Program as further described in Section 2.1.1, and (b) in the case in which the Co-Development Option is exercised, Development Costs for the Post Phase Ia Program Plan as further described in Section 2.1.2(b).

1.1.27“Co-Development Option” means that certain option described in Section 2.1.2(b).

1.1.28“Co-Development Period” means any period during which the Parties share Co-Development Costs under this Agreement, including (a) the Early Stage Program only or (b) if MTEM exercises the Co-Development Option, the Early Stage Program and the Post Phase Ia Program and, if applicable, ending at the end of the Co-Development Termination Notice Period (or as of the effective date of the termination of the Co-Development Period by Takeda as permitted under this Agreement).

1.1.29“Co-Development Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, and subject to Section 6.5.3 and Section 6.5.6, the period commencing upon the First Commercial Sale of a Licensed Product in such country and ending upon the latest to occur of: (a) the date of expiration of the last Valid Patent Claim of the MTEM Background Patent Rights, the Patent Rights in the Joint Background IP, the MTEM Program Patent Rights, the Takeda Program Patent Rights (including any Takeda Targeting Moiety IP), and any Product Program Patent Rights claiming inventions that were conceived or reduced to practice during the Co-Development Period which Valid Patent Claim covers the Licensed Product or its method of use for an approved indication, in each case that would be infringed by the sale of the applicable Licensed Product in the applicable country, if not for Takeda’s ownership thereof or the licenses granted hereunder; (b) the date of expiration of any regulatory exclusivity for such Licensed Product in such country; and (c) the date of [***].

1.1.30“Co-Development Termination Notice” has the meaning set forth in Section 6.5.2.

1.1.31“Co-Development Termination Notice Period” has the meaning set forth in Section 6.5.2.

1.1.32“Combination Product” means a Licensed Product that contains a CD38 SLT-A Fusion Protein as an active ingredient together with one (1) or more other active ingredients and is sold together for a single invoiced price, including in the case of co-packaging or co-formulation.

1.1.33“Commercialize” or “Commercializing” means to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize a compound or product. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.34“Commercially Reasonable Efforts” means, with respect to the efforts to be expended, by a Party or its Affiliate with respect to any objective to be undertaken hereunder, reasonable, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances, it being understood and agreed that with respect to applicable activities, such efforts and resources shall be consistent with those efforts and resources commonly used by such Party under similar circumstances for similar products owned by it or to which it has similar rights that are at a similar stage in their development or product life and are of similar market potential as the applicable Licensed Product taking into account: (a) issues of efficacy, safety and expected and actual approved labeling, (b) the expected and actual competitiveness of alternative products sold by Third Parties in the marketplace, (c) the expected and actual product profile, (d) the expected and actual patent and other proprietary position, (e) the likelihood of regulatory approval given the regulatory structure involved, including regulatory or data exclusivity, and (f) the expected and actual profitability and return on investment of the applicable Licensed Product, or other products in a Party’s portfolio of products, taking into consideration, among other factors, the expected or actual (i) Third Party costs and expenses, (ii) royalty, milestone and other payments payable to Third Parties and to MTEM, and (iii) pricing and reimbursement. Commercially Reasonable Efforts shall be determined on a country-by-country and indication-by-indication basis for each Licensed Product, as applicable, and it is anticipated that the level of effort and resources that constitute “Commercially Reasonable Efforts” with respect to a particular country or indication will change over time, reflecting changes in the status of the applicable Licensed Product and the country(ies) involved. Notwithstanding the foregoing, neither Party shall be obligated to Develop, seek Regulatory Approval for, or Commercialize a Licensed Product: (A) that, in its reasonable opinion after discussion with the other Party, caused or is likely to cause a fatal, life-threatening or other adverse safety event that is reasonably expected, based upon then available data, to preclude obtaining Regulatory Approval for such Licensed Product, or, if Regulatory Approval of such Licensed Product has already been obtained, to preclude continued marketing of such Licensed Product; or (B) in a manner inconsistent with Applicable Law.

1.1.35“Component” means any intermediate, component or unfinished form, element or ingredient of a CD38 SLT-A Fusion Protein or of a Licensed Product.

1.1.36“Confidential Information” has the meaning set forth in Section 7.1.

1.1.37“Contract Manufacturing Organization” or “CMO” has the meaning set forth in Section 5.1.2.

1.1.38“Control” means, with respect to any information, Regulatory Documentation or intellectual property right, possession, whether directly or indirectly, by a Party or its Affiliates (including, except as described below, a Future Acquirer) of the ability (whether by sole, joint or other ownership interest, license or otherwise, other than pursuant to the grants set forth in this Agreement) to grant the right to access or use, or to grant a license or a sublicense to, such information, Regulatory Documentation or intellectual property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party. Notwithstanding the foregoing, any information or intellectual property right Controlled by a Future Acquirer of MTEM shall not be treated as “Controlled” by MTEM or its Affiliates for purposes of this Agreement to the extent, but only to the extent, that such intellectual property (a) is Controlled by such Future Acquirer of MTEM immediately prior to the time such Future Acquirer qualifies as such, other than pursuant to a license or other grant of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

rights (whether directly or indirectly) by MTEM or its Affiliates, or (b) is Controlled by such Future Acquirer subsequent to the time that such Future Acquirer qualifies as such but (i) was not Controlled by MTEM or any of its existing Affiliates prior to the time such Future Acquirer qualifies as such and (ii) did not come under the Control of such Future Acquirer due to any license or other grant of rights by MTEM or its Affiliates or any reference or access to any Program IP or MTEM Background IP, Takeda Background IP, Product Information or any other Confidential Information of Takeda or information, Regulatory Documentation or intellectual property right Controlled by MTEM or any of its Affiliates (other than information, Regulatory Documentation or intellectual property Controlled by a Future Acquirer that would be excluded by clause (a) or (b)(i) of this definition).

1.1.39“CPRIT” has the meaning set forth in Section 9.2.14.

1.1.40“CPRIT Agreements” means any agreements existing as of the Effective Date, entered into by MTEM and CPRIT relating to SLT-A Technology used in relation to CD38 SLT-A Fusion Proteins, CD38 SLT-A Fusion Proteins or the 4019 Targeting Moiety.

1.1.41“Develop” or “Developing” means to discover, research, manufacture, evaluate, compare, or develop a process, compound or product, including conducting non-clinical, clinical research, development and regulatory activities, including any activities necessary or useful to obtain or maintain Regulatory Approval with respect to any product. When used as a noun, “Development” means any and all activities involved in Developing.

1.1.42“Development Costs” means [***] incurred by a Party, its Affiliates, licensees or Sublicensees in connection with performing its applicable Program Activities that are either (a) budgeted in the applicable Program Plan or otherwise specified as Development Costs herein or (b) approved by the Joint Steering Committee as Development Costs for the Early Stage Program or if the Co-Development Option is exercised, the Post Phase Ia Program, as applicable. Examples of Program Activities that may be part of the applicable budget include: clinical manufacturing, regulatory filings and preparation thereof, manufacturing process development, research and development for translational activities, global development activities, and early access programs.

1.1.43“Development Material” means materials supplied by MTEM hereunder for use in the Early Stage Program or other clinical or nonclinical development.

1.1.44“Directed” means, with respect to the Target, that an Antibody, SLT-A Fusion Protein or other targeting moiety is selected, generated or optimized to preferentially bind to the Target.

1.1.45“Dispute” has the meaning set forth in Section 12.3.

1.1.46“Distributor” means any Person(s) appointed by Takeda or any of its Affiliates or its or their Sublicensees to distribute, market or sell product(s), with or without packaging rights, in one or more countries or jurisdictions, in circumstances where such Person purchases its requirements of the Licensed Product(s) from Takeda or its Affiliates or its or their Sublicensees but does not otherwise make any royalty or other payment to any of Takeda or its Affiliates or its or their Sublicensees with respect to its intellectual property rights with respect to the Licensed Product(s).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.47“Drug Approval Application” means a BLA, an NDA or any corresponding foreign application in the Territory, including, with respect to a country in Europe, a marketing authorization application filed with the EMA pursuant to the centralized approval procedure and, with respect to Japan, a marketing authorization application filed with the PMDA.

1.1.48“Early Stage Development Budget” has the meaning set forth in Section 2.1.1.

1.1.49“Early Stage Program” means IND-enabling studies and the clinical program conducted pursuant to the Early Stage Program Plan and activities related thereto and including activities which may be related to investments in future Post Phase Ia Program Activities, such as process development for manufacturing scale up.

1.1.50“Early Stage Program Activities” means Development activities carried out pursuant to the Early Stage Program Plan.

1.1.51“Early Stage Program Plan” means that certain plan set forth in Schedule 1.1.51 with respect to the IND-enabling studies and the Phase Ia Clinical Trial(s) which shall be completed upon determination of the first maximally tolerated dose if multiple maximally tolerated doses are being pursued. The Early Stage Program Plan may be updated from time to time subject to Section 2.1.1. and may include such preparatory work for the period following the Phase Ia Clinical Trial(s), such as scale up optimization and process development.

1.1.52“Effective Date” has the meaning set forth in the preamble hereto.

1.1.53“EMA” means the European Medicines Agency, or any successor agency thereto.

1.1.54“European Union” means the economic, scientific and political organization of member states as it may be constituted from time to time, specifically including any territory that was a member state as of the Effective Date whether or not such territory is a participating member state as of the applicable time.

1.1.55“Event of Force Majeure” has the meaning set forth in Section 12.6.

1.1.56“Exchange Act” has the meaning set forth in the definition of Change in Control.

1.1.57“Excluded Lists” means the United States Department of Health and Human Service’s List of Excluded Individuals/Entities and the United States General Services Administration’s Lists of Parties Excluded from Federal Procurement and Non-Procurement Programs, and any analogous lists pursuant to Applicable Law outside the United States.

1.1.58“Exclusive License” has the meaning set forth in Section 3.3.

1.1.59“Existing Third Party Agreement” means any agreement or arrangement between Takeda [***] or any other Third Party in effect as of the Effective Date (including, without limitation, the future exercise of any option or license relating to such agreement or arrangement).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.60“Expert Panel” has the meaning set forth in Section 12.3.

1.1.61“Exploit” means make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of, a compound, product or process.

1.1.62“Exploitation” means the act of Exploiting.

1.1.63“Extensions” has the meaning set forth in Section 8.3.6.

1.1.64“Facility” means MTEM’s facility located at 9301 Amberglen Blvd., Suite 100, Austin TX 78729.

1.1.65“FDA” means the United States Food and Drug Administration, and any successor agency thereto.

1.1.66“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. 301, et. seq., as it may be amended from time to time, and the rules, regulations, guidances, guidelines, and requirements promulgated or issued thereunder.

1.1.67“Field” means diagnosis, prevention, control or treatment of any and all human and animal conditions, diseases or disorders.

1.1.68“First Commercial Sale” means, with respect to any Licensed Product and with respect to any country or jurisdiction in the Territory, the first commercial sale of such Licensed Product by Takeda, its Affiliates, Sublicensees or Distributors to a Third Party for monetary value after all Regulatory Approvals required for the sale of such Licensed Product have been obtained in such country or jurisdiction, in each case for use or consumption of such Licensed Product in such country or jurisdiction by the general public; provided, that sales for clinical study purposes or compassionate, named patient (paid or unpaid) or similar use shall not constitute a First Commercial Sale.

1.1.69“First Line MM Use” means approved for use as the initial therapy in Multiple Myeloma patients who have not been previously treated for the condition with other therapies.

1.1.70“FTE” means one (1) person (or the equivalent of one (1) person) working full time for one (1) twelve (12) month period in a Development, regulatory or other relevant capacity employed or contracted by a Party and assigned to perform specified work, with such commitment of time and effort to constitute one (1) employee performing such work on a full-time basis, which for purposes hereof shall be eighteen hundred (1,800) hours per year.

1.1.71“FTE Costs” means, for any period, the FTE Rate multiplied by the number of FTEs who perform Program Activities pursuant to this Agreement in accordance with this Agreement.

1.1.72“FTE Rate” means, as of the Effective Date, [***]; provided, that such rate shall be adjusted annually, with each annual adjustment effective as of each anniversary of the Effective Date, based on the percentage increase over the applicable annual period in the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Consumer Price Index (U.S. Bureau of Labor Statistics for all urban consumers, U.S. city average, all items). The FTE Rate shall be deemed inclusive of (a) all expenses incurred per FTE performing the applicable activities hereunder, including salaries, wages, bonuses, benefits, profit sharing, stock option grants, and FICA costs and other similar ex-U.S. costs, meals and entertainment, training, recruiting, relocation, operating supplies, and equipment and other disposable goods to the extent required for the performance of the applicable activities and (b) overhead associated with such FTE and the performance of its activities hereunder.

1.1.73“Fusion Protein Materials” means CD38 SLT-A Fusion Proteins or Components thereof.

1.1.74“Future Acquirer” means a Third Party to any Change in Control transaction involving MTEM and such Third Party or any of such Third Party’s Affiliates existing immediately prior to such Change in Control.

1.1.75“Future MTEM In-License” means any agreement with a Third Party entered into by MTEM or any of its Affiliates after the Effective Date and during the Term pursuant to which MTEM obtains rights to Patent Rights or Know-How that would reasonably be expected to constitute MTEM Background IP or MTEM Program IP.

1.1.76“Good Manufacturing Practices” or “GMP” means the then current standards for good manufacturing practices for pharmaceuticals, as set forth in the FFDCA and applicable regulations and guidances promulgated thereunder, including the Code of Federal Regulations, as amended from time to time.

1.1.77 “Governmental Authority” means any applicable multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.1.78“Improvement” means all patentable and non-patentable inventions, discoveries, developments, enhancements, modifications or other know-how or improvements that derive from or relate to a Takeda Targeting Moiety, a 4019 Targeting Moiety, an SLT-A or any Patent Rights or Know-How of a Party, whether made by a Party, its Affiliate or a Third Party acting on a Party’s behalf or jointly by both Parties or their Affiliates or Third Parties acting on their behalf.

1.1.79“IND” means (a) in the United States, an Investigational New Drug Application, as defined in the FFDCA, filed with the FDA that is required to be filed with the FDA before conducting a Clinical Trial (including all supplements and amendments that may be filed with respect to the foregoing); or (b) any foreign counterpart of the foregoing.

1.1.80“Indemnitee” has the meaning set forth in Section 10.2.1.

1.1.81“Indemnitor” has the meaning set forth in Section 10.2.1.

1.1.82“Infringement Notice” has the meaning set forth in Section 8.4.1.

1.1.83“IPA” has the meaning set forth in the Recitals.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.84[***] means that certain drug [***] for the treatment of MM, including all formulations, dosage forms, prodrugs, or active metabolites thereof.

1.1.85“Joint Background IP” means any Background IP owned jointly by both Parties or their respective Affiliates, including any Project Technology or Project IP, as defined under the 2016 Research Collaboration Agreement, other than that which is assigned to one Party and solely owned by such Party as set forth herein.

1.1.86“Joint Development Committee” and “JDC” have the meaning set forth in Section 4.4.1.

1.1.87“Joint Finance Working Group” has the meaning set forth in Section 4.7.1.

1.1.88“Joint Manufacturing Committee” has the meaning set forth in Section 5.4.1.

1.1.89“Joint Other Program IP” means the Joint Other Program Know-How and the Joint Other Program Patent Rights.

1.1.90“Joint Other Program Know-How” means any Other Program Know-How that is conceived, discovered, developed or otherwise made by or on behalf of both Parties’ (or their Affiliates’ or (sub)contractors) employees or Third Parties acting on such Parties’ behalf, in each case, in the course of such Party’s or Affiliates’ or (sub)contractors’ performance of a Program under this Agreement. For clarity, Joint Other Program Know-How does not include any Other Program Know-How owned solely by Takeda or Other Program Know-How owned solely by MTEM.

1.1.91“Joint Other Program Patent Rights” means any Patent Rights that claim Joint Other Program Know-How. For clarity, Other Program Patent Rights do not include MTEM Program Patent Rights or Takeda Program Patent Rights or Product Program Patent Rights.

1.1.92“Joint Patent Committee” has the meaning set forth in Section 8.3.9(a).

1.1.93“Joint Steering Committee” or “JSC” has the meaning set forth in Section 4.3.1.

1.1.94“Know-How” means all proprietary technical information, processes, formulae, data, results, developments, materials, specifications, inventions, improvements, uses, methods, techniques, conceptions, knowledge, discoveries, know-how, trade secrets and other information, whether or not patentable, but that is not generally known, including any tangible embodiments and all intellectual property rights, excluding Patent Rights, in and to any of the foregoing.

1.1.95“Liabilities” has the meaning set forth in Section 10.1.1.

1.1.96“Licensed Product” means any product that incorporates or is comprised of one or more CD38 SLT-A Fusion Proteins.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.97“Major Market Country” means each of the United States, Japan, France, Germany, Italy, Spain and the United Kingdom.

1.1.98“Manufacture” or “Manufacturing” means to make, have made, produce, manufacture, process, fill, finish, package, label, perform quality control and assurance testing, release, ship or store a compound or product or any intermediate or component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any intermediate or component thereof.

1.1.99“Mono Product” has the meaning set forth in the definition of Net Sales.

1.1.100“MTEM” has the meaning set forth in the preamble hereto.

1.1.101“MTEM Background IP” means the MTEM Background Patent Rights and the MTEM Background Know-How.

1.1.102“MTEM Background Know-How” means any and all Know-How that (a) is Controlled by MTEM or any Affiliate of MTEM as of the Effective Date or, subject to Section 3.5, at any time during the Term and (b) relates to, comprises or consists of an SLT-A, SLT-A Fusion Protein, or a Licensed Product or the Exploitation of any of the foregoing and is necessary or useful to Develop, Manufacture, Commercialize or otherwise Exploit CD38 SLT-A Fusion Proteins or Licensed Products, excluding for clarity the Know-How in the Joint Background IP. MTEM Background Know-How includes the SLT-A Technology and the “SLT-A Technology” as defined under the Multi-Target Agreement.

1.1.103“MTEM Background Patent Right” means any Patent Right that claims any MTEM Background Know-How.

1.1.104“MTEM Co-Development Cost Amount” means the aggregate amount of Co-Development Costs that MTEM has paid related to the Post Phase Ia Program hereunder after its exercise of the Co-Development Option and through the Co-Development Termination Notice Period.

1.1.105“MTEM Indemnitees” has the meaning set forth in Section 10.1.2.

1.1.106“MTEM Licensee” has the meaning set forth in Section 3.7.

1.1.107“MTEM Program IP” means the MTEM Program Patent Rights and the MTEM Program Know-How.

1.1.108“MTEM Program Know-How” means any Program Know-How which is related to an Improvement of SLT-A Technology, but is not Takeda Program Know-How, 4019 Targeting Moiety Know-How or Product Program Know-How.

1.1.109“MTEM Program Patent Rights” means any Patent Rights that claim MTEM Program Know-How.

1.1.110“MTEM Prosecution Patent Rights” has the meaning set forth in Section 9.2.3.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.111“MTEM Regulatory Documentation” means Regulatory Documentation Controlled by MTEM or any of its Affiliates on or after the Effective Date concerning any of the following: SLT-As, SLT-A Fusion Proteins, MTEM Background IP or MTEM Program IP, which Regulatory Documentation is necessary or useful to Develop a CD38 SLT-A Fusion Protein or Exploit a Licensed Product.

1.1.112“MTEM SLT-A Program Know-How” means any Program Know-How, which is related to an improvement to, or modification of, SLT-A Technology, and which is not Takeda Program Know-How or Product Program Know-How.

1.1.113“MTEM SLT-A Program Patent Rights” means any Patent Rights that claim MTEM SLT-A Program Know-How.

1.1.114“MTEM Study Materials” means control drug fusion materials generated by MTEM under the Early Stage Program Plan.

1.1.115“Multi-Target Agreement” has the meaning set forth in the Recitals.

1.1.116“Multiple Myeloma” or “MM” means multiple myeloma as defined by the National Cancer Institute in the United States.

1.1.117“NDA” means a New Drug Application filed with the FDA in conformance with Applicable Law, or the foreign equivalent of any such application in any other country filed with a Regulatory Authority to obtain marketing approval for a pharmaceutical product.

1.1.118“Net Sales” means the [***] invoiced amounts for all Licensed Products sold by or for Takeda, its Affiliates and Sublicensees to Third Parties (including wholesalers or Distributors but not any Affiliate or Sublicensee of Takeda), after deduction (if not already deducted in the amount invoiced) of the following items paid by Takeda, its Affiliates and Sublicensees, provided and to the extent that such items are incurred or allowed and do not exceed reasonable and customary amounts in the market in which such sales occurred and are not inconsistent with other similar products of Takeda:

(a)any [***], including [***];

(b)any [***];

(c)any [***], including [***];

(d)any charges for [***], in each case to the extent borne by Takeda, or its Affiliates or Sublicensees; and

(e)any [***] given or made with respect to [***].

In the event a Licensed Product is a Combination Product, the Net Sales attributable to such Combination Product for a given country shall be calculated as follows:

If Takeda, its Affiliate or Sublicensee separately sells in such country, (i) a product containing as its sole active ingredient a CD38 SLT-A Fusion Protein (the “Mono Product”) and (ii) the other active ingredient in the Licensed Product, then for purposes of the royalties and sales milestones

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

set forth herein, Net Sales for such Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where: “A” is Takeda’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies for the Mono Product in such country or other jurisdiction and “B” is Takeda’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies in such country or other jurisdiction, for products that contain as their sole active ingredients the other active ingredients in such Combination Product.

If Takeda, its Affiliate or Sublicensee separately sells in such country or other jurisdiction the Mono Product but does not separately sell in such country or other jurisdiction products containing as their sole active ingredients the other active ingredients in such Combination Product, then for purposes of the royalties and sales milestones set forth herein, Net Sales for such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the fraction A/C where: “A” is Takeda’s (or its Affiliate’s Sublicensee’s, as applicable) average Net Sales price during the period to which the Net Sales calculation applies for the Mono Product in such country or other jurisdiction, and “C” is Takeda’s (or its Affiliate’s or Sublicensee’s, as applicable) average Net Sales price in such country or other jurisdiction during the period to which the Net Sales calculation applies for such Combination Product.

If Takeda, its Affiliates and Sublicensees do not separately sell in such country or other jurisdiction both the Mono Product and the other active ingredients in such Combination Product, then the Net Sales attributable to such Combination Product shall be determined by the Parties in good faith taking into account the medical contribution to such Combination Product of the CD38 SLT-A Fusion Protein on the one hand, and all of the other active ingredients, as applicable, collectively, on the other hand; provided, that if the Parties cannot agree on such relative value, the Dispute shall be resolved pursuant to Section 12.3.

All of the foregoing deductions from the gross invoiced sales prices of Licensed Products shall be determined in accordance with the applicable Accounting Standards. In the event that Takeda, its Affiliates or Sublicensees make any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments shall be reported and reconciled in the next report and payment of any royalties due.

1.1.119“Notice of Dispute” has the meaning set forth in Section 12.3.1.

1.1.120“Notice Period” has the meaning set forth in Section 11.3.1.

1.1.121“Opt-In” means the withdrawal under Article 83(4) of the Agreement on a Unified Patent Court between the participating Member States of the European Union (2013/C 175/01) of the Opt-Out of a Patent Right.

1.1.122“Opt-Out” means the opt-out of a Patent Right from the exclusive competence of the Unified Patent Court under Article 83(3) of the Agreement on a Unified Patent Court between the participating Member States of the European Union (2013/C 175/01).

1.1.123“Other Program IP” means the Other Program Know-How and the Other Program Patent Rights.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.124“Other Program Know-How” means any Program Know-How that is not MTEM Program Know-How, Takeda Program Know-How or Product Program Know-How.

1.1.125“Other Program Patent Rights” means any Patent Rights that claim Other Program Know-How.

1.1.126“Party” and “Parties” have the meaning set forth in the preamble hereto.

1.1.127“Patent Challenge” has the meaning set forth in Section 8.9.

1.1.128“Patent Right” means any and all national, regional and international (a) issued patents and pending patent applications (including provisional patent applications), (b) patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all converted provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (c) patents-of-addition, revalidations, reissues, reexaminations and extensions or restorations (including any supplementary protection certificates and the like) by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, utility models, petty patents, innovation patents and design patents, (e) other forms of government-issued rights substantially similar to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (f) United States and foreign counterparts of any of the foregoing.

1.1.129“Payments” has the meaning set forth in Section 6.10.

1.1.130“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.1.131“Phase I Clinical Trial” means a Clinical Trial of a Licensed Product conducted by or on behalf of Takeda, its Affiliates or Sublicensees that generally provides for the first introduction into humans of a such Licensed Product with, the primary purpose of determining metabolism and pharmacokinetic properties and side effects of such product, in a manner that is generally consistent with 21 C.F.R. § 312.21(a), as amended (or its successor regulation), excluding, for clarity any investigator-initiated Clinical Trials.

1.1.132“Phase Ia Clinical Trial” means a Phase I Clinical Trial through the end of dose escalation and determination of the maximally tolerated dose. The plan and budget for the Phase Ia Clinical Trial is set forth in Schedule 1.1.132 and as may be updated from time to time subject to Section 2.1.1.

1.1.133“Phase II Clinical Trial” means a Clinical Trial of a Licensed Product conducted by or on behalf of Takeda, its Affiliates or Sublicensees on a sufficient number of subjects for making (and the principal purpose of which is to make) a preliminary determination as to whether a pharmaceutical product is safe for its intended use and obtaining (and to obtain)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

sufficient information about such product’s efficacy, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, to permit the design of further Clinical Trials of such Licensed Product, excluding, for clarity any investigator-initiated Clinical Trials.

1.1.134“Phase III Clinical Trial” means a Clinical Trial of a Licensed Product with a defined dose or a set of defined doses of such Licensed Product and conducted by or on behalf of Takeda, its Affiliates or Sublicensees on a sufficient number of subjects for ascertaining (and that is designed to ascertain) the overall risk-benefit relationship of the Licensed Product for its intended use and determining (and to determine) warnings, precautions, and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country or jurisdiction outside the United States, which trial is necessary to support Regulatory Approval of such Licensed Product, excluding, for clarity any investigator-initiated Clinical Trials.

1.1.135“PHSA” means the United States Public Health Service Act, as may be amended, or any subsequent or superseding law, statute or regulation.

1.1.136“PMDA” means the Pharmaceuticals and Medical Devices Agency in Japan, or any successor agency thereto.

1.1.137“Post-Approval Requirements” means any Clinical Trial or other activity that is either required to be conducted after the grant of Regulatory Approval by a Regulatory Authority as a condition of granting such Regulatory Approval or otherwise pursued in the life cycle management plan to maximize access to impact or access to the Licensed Product.

1.1.138“Post Phase Ia Program” means the nonclinical, manufacturing and Clinical Trial program to be conducted under the Post Phase Ia Program Plan, including any Post-Approval Requirements, but excluding any investigator sponsored trials.

1.1.139“Post Phase Ia Program Activities” means Development activities carried out pursuant to the Post Phase Ia Program Plan.

1.1.140“Post Phase Ia Program Plan” means that certain plan adopted pursuant to Section 2.1.2(b) with respect to any Post Phase Ia Clinical Trial(s), including Post-Approval Requirements.

1.1.141“Product Information” has the meaning set forth in Section 7.1.

1.1.142“Product Program IP” means the Product Program Know-How and the Product Program Patent Rights.

1.1.143“Product Program Know-How” means any Program Know-How in each case that is related to one or more of the following: (a) any CD38 SLT-A Fusion Protein or other SLT-A conjugate comprising a Takeda Targeting Moiety or 4019 Targeting Moiety, any corresponding SLT-A Fusion Protein compositions of matter (e.g., compounds, compositions,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

combinations and formulations), and methods of making or using any of the foregoing; and conjugates and fusion proteins comprising any of the foregoing and (b) any 4019 Targeting Moiety, in each case (a) and (b), that is not solely related to a Takeda Targeting Moiety or any other proprietary compound of Takeda or the SLT-A Technology.

1.1.144“Product Program Patent Rights” means any Patent Rights that claim Product Program Know-How.

1.1.145“Product Trademarks” has the meaning set forth in Section 8.6.

1.1.146“Program” or “Programs” means the Early Stage Program and the Post Phase Ia Program.

1.1.147“Program Activities” means the Early Stage Program Activities and the Post Phase Ia Program Activities.

1.1.148“Program IP” means the Program Know-How and the Program Patent Rights.

1.1.149“Program Know-How” means Know-How, Improvements and other inventions that are conceived, discovered, developed or otherwise made by or on behalf of one or both of the Parties or their Affiliates in connection with the performance of the Program Activities after the Effective Date, whether or not patented or patentable. For clarity, Program Know-How is divided into four categories: Takeda Program Know-How, MTEM Program Know-How, Product Program Know-How and Other Program Know-How.

1.1.150“Program Patent Rights” means any Patent Rights that claim Program Know-How.

1.1.151“Program Plan” means either the Early Stage Program Plan or the Post Phase Ia Program Plan.

1.1.152“Project Manager” has the meaning set forth in Section 4.2.1.

1.1.153“Publication” has the meaning set forth in Section 7.4.

1.1.154“Quality Agreement” has the meaning set forth in Section 5.5.

1.1.155“Reciprocal Technology” means any Know-How or Improvements (and any Patent Rights with respect thereto) conceived, discovered, developed or otherwise made by or on behalf of any MTEM Licensee, whether alone or with MTEM, under or in connection with a license or grant of other rights or access in, to or under any SLT-A or SLT-A Fusion Protein (a) that derive from or relate to an SLT-A or SLT-A Fusion Protein, (b) the practice of which is necessary or useful for the Development, Manufacture, Commercialization or other Exploitation of CD38 SLT-A Fusion Proteins or Licensed Products and (c) that would be MTEM Background IP or MTEM Program IP were such Know-How or Patent Rights conceived, discovered, developed or otherwise made by MTEM alone.

1.1.156“Regulatory Approval” means, with respect to a country or jurisdiction in the Territory, any and all approvals (including Drug Approval Applications), licenses,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market a Licensed Product in such country or jurisdiction, including, where applicable, (a) commercially reasonable pricing or reimbursement approval in such country or jurisdiction, (b) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto) and (c) labeling approval.

1.1.157“Regulatory Authority” means, with respect to a country or jurisdiction in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the EMA) regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval or otherwise exercising authority with respect to biopharmaceutical products in such country or jurisdiction.

1.1.158“Regulatory Documentation” means all (a) applications (including all INDs), registrations, licenses, authorizations and approvals (including Regulatory Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files, and (c) clinical and other data contained, referenced or otherwise relied upon in any of the foregoing.

1.1.159“Representatives” has the meaning set forth in Section 5.2.2.

1.1.160“Royalty Report” has the meaning set forth in Section 6.11.1.

1.1.161“Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period commencing upon the First Commercial Sale of a Licensed Product in such country and ending upon the latest to occur of: (a) the date of expiration of the last Valid Patent Claim of the MTEM Background Patent Rights, the Patent Rights in the Joint Background IP, the MTEM Program Patent Rights, the Takeda Program Patent Rights (other than any Takeda Targeting Moiety IP) and the Product Program Patent Rights, in each case that would be infringed by the sale of the applicable Licensed Product in the applicable country, if not for Takeda’s ownership thereof or the licenses granted hereunder; (b) the date of expiration of any regulatory exclusivity for such Licensed Product in such country; and (c) [***] from the First Commercial Sale of such Licensed Product in such country.

1.1.162“SLT-A” means (a) any Shiga or Shiga-like toxin A subunit or fragment thereof, including variants, such as deimmunized variants, variants with heterologous epitopes, furin-cleavage resistant variants and combinations thereof, including those listed on Schedule 1.1.162 hereto, which shall be updated periodically by MTEM, and (b) any Improvements to any of the foregoing.

1.1.163“SLT-A Fusion Protein” means any SLT-A conjugated, fused (e.g., as a single polypeptide chain), or otherwise combined with any Antibody or other targeting moiety. For clarity, CD38 SLT-A Fusion Proteins containing a Takeda Targeting Moiety or 4019 Targeting Moiety are SLT-A Fusion Proteins.

1.1.164“SLT-A Technology” means the Patent Rights set forth on Schedule 1.1.164 and any inventions claimed or described therein.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.165“Sublicensee” means any Person (other than an Affiliate of Takeda or a Distributor) that is granted a sublicense under Section 3.4 by Takeda or its Affiliate in accordance with the terms of this Agreement to Develop or Commercialize Licensed Products.

1.1.166“Supply Agreement” has the meaning set forth in Section 5.1.1.

1.1.167“Supply Payment” has the meaning set forth in Section 5.1.3.

1.1.168“Supply Price” means, with respect to a quantity of Development Material, the cost of goods of such Development Material [***]. To the extent Development Material is Manufactured directly by MTEM, the cost of goods will equal the fully burdened cost of Manufacturing such Development Material, consisting of the cost of raw materials, direct and identifiable labor, product quality assurance/control costs and other direct and identifiable variable costs and appropriate direct and identifiable costs (or appropriate allocation thereof) yield losses (to the extent consistent with industry practice), storage, and shipping, rent and depreciation of capital expenditures, to the extent directly attributable and allocable to the Manufacture of such Development Material. Without limitation to the foregoing, (a) should any facility or equipment not be used to their full capacity for the Manufacture of Development Material, allocations shall be on the basis of that actually used for the Manufacture and supply of such Development Material and not any amount in respect of idle or unused capacity; and (b) the costs of goods (i) will be calculated in accordance with applicable Accounting Standards and include allocations that are commercially justifiable and consistent with fair industry practices, (ii) will exclude all costs that cannot be linked to a specific Manufacturing activity, such as charges for corporate overhead that are not controllable by the manufacturing plant, and (iii) will exclude any Third Party license payments owed or incurred by MTEM in connection with any Manufacturing activities. Cost of goods shall not include (A) costs that are expressly allocated to be borne by MTEM under this Agreement (e.g., under Article II), (B) costs associated with capability building, unless expressly agreed in writing by the Parties, or (C) any inter-company mark-up between MTEM and its Affiliates. To the extent MTEM uses a contract manufacturer for any of such activities, the cost of goods means the amount paid to the applicable contract manufacturer, including any raw materials, reagents or other components directly purchased by MTEM on behalf of the CMO and any related shipping costs including shipping insurance costs. In no circumstances will the costs incurred by MTEM, and used to calculate the Supply Price, be double counted.

1.1.169“Takeda” has the meaning set forth in the preamble hereto.

1.1.170“Takeda Background IP” means the Takeda Background Know-How and the Takeda Background Patent Rights.

1.1.171“Takeda Background Know-How” means Know-How in Background IP owned or Controlled by Takeda that is used, or provided for use, by Takeda, in the performance of the Program Activities, excluding Know-How in the Joint Background IP.

1.1.172“Takeda Background Patent Rights” means any Patent Rights that claim Takeda Background Know-How.

1.1.173“Takeda Program IP” means the Takeda Program Know-How and the Takeda Program Patent Rights.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.174“Takeda Program Know-How” means any Program Know-How that is related to either one or more of the following: any Takeda Targeting Moiety, including Improvements, modifications, fragments and derivatives thereof and corresponding compositions of matter (including conjugates and fusion proteins), methods of making or using any of the foregoing (“Takeda Targeting Moiety Know-How”), but excluding any Product Program Know-How and, for clarity, MTEM Program Know-How.

1.1.175“Takeda Program Patent Rights” means any Patent Rights that claim Takeda Program Know-How, for clarity excluding any Product Program Patent Rights and Patent Rights in the Joint Background IP.

1.1.176“Takeda Targeting Moiety” means any Antibody or other targeting moiety owned or in-licensed from a Third Party by Takeda or its Affiliates, whether in a mono-, bi- or multi-specific format, such as a peptide, cyclic peptide, small molecule or related molecular structure capable of being Directed through its binding to the Target, including non-immunoglobulin scaffolds, including fibronectin, lipocalin, protein A, ankyrin, thioredoxin, and the like.

1.1.177“Takeda Targeting Moiety IP” means the Takeda Targeting Moiety Know-How and the Takeda Targeting Moiety Patent Rights.

1.1.178“Takeda Targeting Moiety Know-How” has the meaning set forth in the definition of Takeda Program Know-How.

1.1.179“Takeda Targeting Moiety Patent Rights” means any Patent Rights that claim the Takeda Targeting Moiety Know-How.

1.1.180“Target” means CD38 and naturally occurring variants or isoforms thereof as well as any fragment or peptide of CD38, variants or isoforms.

1.1.181“Tax” or “Taxes” means any form of tax or taxation, levy, duty, charge, social security charge, contribution or withholding of whatever nature (including any related fine, penalty, surcharge or interest) imposed by, or payable to, any government, state or municipality, or any local, state, federal or other fiscal, revenue, customs, or excise authority, body or official in the Territory.

1.1.182“Technology Recipient” has the meaning set forth in Section 5.2.

1.1.183“Technology Transfer” has the meaning set forth in Section 5.2.

1.1.184“Technology Transfer Documentation” has the meaning set forth in Section 5.2.1.

1.1.185“Term” has the meaning set forth in Section 11.1.

1.1.186“Territory” means all countries and jurisdictions in the world.

1.1.187“Third Party” means any Person other than Takeda, MTEM and their respective Affiliates.

1.1.188“Third Party Action” has the meaning set forth in Section 8.7.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.1.189“Third Party SLT-A IP” has the meaning set forth in Section 8.7.2.

1.1.190“Transition Point” has the meaning set forth in Section 6.5.2.

1.1.191“Upfront Fee” has the meaning set forth in Section 6.1.

1.1.192“Valid Patent Claim” means, with respect to a Patent Right in a country or jurisdiction, any claim in (a) an issued Patent Right that has not (i) expired, irretrievably lapsed or been abandoned, revoked, dedicated to the public or disclaimed, including any applicable patent term adjustments or extensions, supplementary protection certificates and similar patent term extensions awarded by regional or national patent offices; or (ii) been found to be unpatentable, invalid or unenforceable through reissue, disclaimer or by an unreversed and unappealable decision of a Governmental Authority in such country or jurisdiction; or (b) a patent application which has been pending no longer than seven (7) years from its earliest non-provisional filing date, which has not been cancelled, withdrawn or abandoned without the possibility of revival. Notwithstanding the foregoing, should a patent claim in an application lose its status as a “Valid Patent Claim” because it has been pending for more than seven (7) years, it shall be reinstated as a “Valid Patent Claim” upon issuance.

1.1.193[***] means the [***] and any of its Affiliates.

Section 1.2Certain Rules of Interpretation in this Agreement and the Schedules.

1.2.1Unless otherwise specified, all references to monetary amounts are to United States of America currency (U.S. Dollars);

1.2.2The preamble to this Agreement and the descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of this Agreement or of such Articles or Sections;

1.2.3Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or);

1.2.4The words “include” and “including” have the inclusive meaning frequently identified with the phrases “without limitation” and “but not limited to”;

1.2.5The words “will” and “shall” have the same meaning;

1.2.6Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. Unless otherwise specified, deadlines within which any payment is to be made or act is to be done within or following specified time period after a date shall be calculated by excluding the day, Business Day, month or year of such date, as applicable, and including the day, Business Day, month or year of the date on which the period ends;

1.2.7Whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, such payment shall be made or action taken on the next Business Day following such day to make such payment or do such act; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.2.8Unless otherwise specified, references in this Agreement to any Article, Section, Exhibit or Schedule means references to such Article, Sections, Exhibits or Schedule of this Agreement.

Article II
DEVELOPMENT, regulatory AND COMMERCIALIZATION

Section 2.1Development.

2.1.1Early Stage Development. The Early Stage Program Plan is attached hereto as Schedule 1.1.51 and contains the budget for anticipated costs for the Early Stage Program (the “Early Stage Development Budget”). Not less than [***] per Calendar Year, and within the last [***] of a Calendar Year as possible, the JSC or designated subcommittee shall review and if necessary, update the Early Stage Program Plan (including the Early Stage Development Budget) with Takeda having final approval rights for the annually updated Early Stage Program Plan as set forth in Section 4.3.4. During the consideration of any Early Stage Program Plan update, the then-existing Early Stage Program Plan shall remain in effect. Subject to JDC oversight as set forth herein, each Party shall conduct all activities assigned to it under the Early Stage Program Plan using Commercially Reasonable Efforts, and shall from time-to-time during the performance of its obligations under the Early Stage Program Plan, report on such activities.

2.1.2Post Phase Ia Development.

(a)Post Phase Ia Program Plan. Upon Takeda’s election, but in no case later than [***] following completion (as described in the Early Stage Program Plan) of the Early Stage Program Plan, Takeda shall propose the Post Phase Ia Program Plan to MTEM in order to assist MTEM in determining whether to exercise its Co-Development Option as set forth below. Such plan will include the initial registration plan, to the extent reasonably determinable, as well as a more detailed [***] projected plan covering the specific anticipated nonclinical, manufacturing activities as well as the Clinical Trials to be conducted, budgets and associated timelines, and a regulatory plan for the lead Licensed Product in the Territory. Takeda, through the JDC or JSC, shall provide MTEM with an opportunity to provide input into the Post Phase Ia Program Plan and will reasonably consider MTEM’s comments on the Post Phase Ia Program Plan, but Takeda shall have the [***] decision regarding the Post Phase Ia Program Plan. Takeda shall be solely responsible for all activities unless the activities are otherwise agreed to be performed by MTEM. The Parties’ respective obligations for development, manufacturing, and otherwise for the Post Phase Ia Program Plan shall be as set forth in the Post Phase Ia Program Plan. Subject to Joint Development Committee oversight as set forth herein, each Party shall conduct all activities assigned to it under the Post Phase Ia Program Plan using Commercially Reasonable Efforts.

(b)Co-Development Option.

i.Subject to the provisions of this Agreement, Takeda grants to MTEM an option to Co-Develop the Licensed Products that are under Development in accordance with this Agreement, as further set forth herein (“Co-Development Option”). For clarity, MTEM’s rights and obligations under the Co-Development Option shall extend to any or all Licensed Products that are Developed under this Agreement during the Term. Following delivery by Takeda of the Post Phase Ia Program Plan as set forth in Section 2.1.2(a), if MTEM

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

desires to exercise its Co-Development Option, then it shall do so by written notice to Takeda within [***] after such delivery has occurred, provided, however, that MTEM may not exercise its Co-Development Option unless it has paid all Co-Development Costs that have come due pursuant to this Agreement as of the date of such election (and for clarity shall pay Co-Development Costs during the pendency of the Co-Development Option period).

ii.If MTEM exercises the Co-Development Option, then, and [***], at the beginning of [***], the Joint Steering Committee or designated subcommittee shall prepare an updated Post Phase Ia Program Plan that covers future Development and Commercialization of Licensed Product(s) with a [***] detailed projection on costs and activities for MTEM’s budgeting process. MTEM shall have the opportunity to provide input into the [***] updated Post Phase Ia Program Plan, such input to be reasonably considered by Takeda. Takeda, at the JSC level, shall have [***] decision making regarding any of the annual updates to the Post Phase Ia Program Plan subject to Section 4.3.4.

iii.If MTEM does not elect the Co-Development Option within the time period specified in this Section 2.1.2(b), then MTEM shall have no further right to fund or participate in the conduct of the Post Phase Ia Program Plan.

2.1.3Diligence. Takeda shall use Commercially Reasonable Efforts to Develop one Licensed Product in each of the Major Market Countries, which Commercially Reasonable Efforts may be fulfilled through the activities of Takeda’s Sublicensees. MTEM shall use Commercially Reasonable Efforts in conducting any Development activities assigned to it under this Agreement.

2.1.4Records. MTEM and Takeda shall maintain, in good scientific manner, complete and accurate books and records pertaining to their activities under the Early Stage Program Plan and the Post Phase Ia Program Plan, in sufficient detail to verify compliance with their obligations under this Agreement and which books and records shall (a) be appropriate for patent and regulatory purposes, (b) be kept and maintained in compliance with Applicable Law, and (c) properly reflect all work done and results achieved in the performance of their activities hereunder. Such books and records shall be retained by the Parties for at least [***] after the expiration or termination of this Agreement in its entirety or for such longer period as may be required by Applicable Law. During the Co-Development Period, each Party shall have the right, during normal business hours and upon reasonable notice, to inspect and copy records of the other Party maintained pursuant to this Section 2.1.4 that specifically relate to this Agreement or the activities conducted hereunder (and the audited Party may redact any other portions of such records). After the end of the applicable retention period, if a Party desires to destroy any books or records maintained pursuant to this Section 2.1.4, such Party shall notify the other Party of such desire and the other Party shall have [***] after receipt of such notice to, at its option, either take custody of any such books or records the Party proposes to destroy or allow the Party to destroy such books and records.

2.1.5Development Reports. In the event that the JDC and JSC have been disbanded, then Takeda shall provide to MTEM, through its designated contact person identified in accordance with Section 4.1. with an [***] written report that provides a summary of Takeda’s significant activities related to Development of Licensed Product(s) and status of Clinical Trials and applications for Regulatory Approval necessary for marketing such Licensed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Product(s). Such reports shall be deemed Takeda’s Confidential Information for the purposes of Article VII.

2.1.6Subcontracting. Takeda shall have the right to designate its (sub)contractors for its Development activities hereunder. In particular, Takeda has certain preferred providers that it intends to or is required to use and MTEM has no right to object to the use of any such providers as (sub)contractors hereunder. MTEM shall have the right to designate its (sub)contractors for its Development activities hereunder, but such (sub)contractors and the corresponding activities shall be set forth in the Early Stage Program Plan and the Post Phase Ia Program Plan, respectively and subject to approval by the JDC and the JSC.

Section 2.2Regulatory Activities.

2.2.1As between the Parties, Takeda shall have the sole right to prepare, obtain and maintain Regulatory Approvals (including the setting of the overall regulatory strategy therefor) and other submissions and to conduct communications with the Regulatory Authorities, for CD38 SLT-A Fusion Proteins or Licensed Products in the Territory (which shall include filings of or with respect to INDs and other filings or communications with the Regulatory Authorities with respect to Program Activities). During the Co-Development Period, Takeda shall notify MTEM in advance of any NDA, BLA or IND submissions in any Major Market Country (including any centralized European filing with the EMA) and any material regulatory communications submitted in any Major Market Country relating to any such NDA, BLA or IND submission with reasonable time for MTEM to review and make comments to Takeda, which comments Takeda shall consider in good faith. During the Term, MTEM shall not file any IND, NDA or BLA with respect to any CD38 SLT-A Fusion Protein or Licensed Product (or any other regulatory filing with respect to any CD38 SLT-A Fusion Protein or Licensed Product) unless it is required by law to do so. MTEM shall support Takeda, as may be reasonably necessary, in obtaining Regulatory Approvals for the Licensed Products and in the activities in support thereof, including providing all documents or other materials in the possession or control of MTEM or any of its Affiliates as may be necessary or useful for Takeda or any of its Affiliates or its or their Sublicensees to obtain Regulatory Approvals for Licensed Products including access to the contents in the MTEM Regulatory Documentation that are necessary or useful to compile the Chemistry Manufacturing and Controls section of an IND submission or an application for Regulatory Approval with respect to a Licensed Product and such other relevant information MTEM has created or possesses or Controls as Takeda may reasonably request.

2.2.2All Regulatory Documentation (including all Regulatory Approvals) relating to the Licensed Products with respect to the Territory shall be owned by, and shall be the sole property and held in the name of, Takeda or its designated Affiliate, Sublicensee or designee. MTEM shall, and does hereby, assign, and shall cause its Affiliates and its and their licensees and Sublicensees to assign, to Takeda or its designated Affiliate, Sublicensee or designee, without additional compensation, all of its right, title and interest in and to all Regulatory Documentation to the extent solely relating to any Licensed Product.

2.2.3Upon request by Takeda, MTEM shall provide the FDA and other applicable Governmental Authorities full access to all MTEM Regulatory Documentation, MTEM Background Know-How and Program IP, in each case, to the extent necessary or useful for the FDA and other applicable Governmental Authorities to consider and approve Takeda, an

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Affiliate, a Sublicensee or a Third Party as a manufacturer of the Licensed Products, or to consider and act upon any filings with such Governmental Authorities with respect to Licensed Products, including for Regulatory Approvals of the Licensed Products.

Section 2.3Commercialization.

2.3.1Except with respect to those obligations of MTEM in support thereof as provided hereunder, Takeda shall have the sole right and responsibility, at its sole expense, for all aspects of the Commercialization of Licensed Products and the CD38 SLT-A Fusion Proteins contained therein including the sole right to invoice and book sales, establish all terms of sale (including pricing and discounts) and warehouse and distribute the Licensed Products in the Territory and perform or cause to be performed all related services. As between the Parties, Takeda shall handle all returns, recalls or withdrawals, order processing, invoicing, collection, distribution and inventory management with respect to the Licensed Products in the Territory.

2.3.2Notwithstanding anything herein to the contrary, Takeda shall have the sole right and responsibility, at its sole expense, with regard to any investigator sponsored trials.

2.3.3Takeda shall use Commercially Reasonable Efforts to Commercialize a Licensed Product in a Major Market Country if such Licensed Product receives all Regulatory Approvals in such Major Market Country.

Section 2.4Use of Materials.

2.4.1MTEM acknowledges and agrees that (a) it shall not use any Takeda Targeting Moiety or other materials supplied by Takeda to MTEM, or any 4019 Targeting Moiety for any purpose other than creating the CD38 SLT-A Fusion Proteins and delivering the resulting CD38 SLT-A Fusion Proteins to Takeda pursuant to, and otherwise performing its obligations under, the applicable Program Plan, (b) it shall only use Takeda Targeting Moieties or other materials supplied by Takeda to MTEM in compliance with all Applicable Laws, (c) it shall not transfer any Takeda Targeting Moieties or other materials supplied by Takeda to MTEM or grant any rights thereto to any Third Party without the express prior written consent of Takeda, (d) Takeda shall retain full ownership of, and all right title and interest to and under, all Takeda Targeting Moieties or other materials supplied by Takeda to MTEM and (e) at the end of the Co-Development Period, or upon earlier termination of this Agreement, MTEM shall at the instruction of Takeda either destroy or return any unused Takeda Targeting Moieties or other materials supplied by Takeda to MTEM, including destroying all information constituting or pertaining to the sequences of Takeda Targeting Moieties or other materials supplied by Takeda to MTEM.

2.4.2Takeda acknowledges and agrees that (a) it shall not use any MTEM Study Materials supplied by MTEM to Takeda for any purpose other than (i) the activities assigned to Takeda under the Programs or (ii) activities within the scope of the Exclusive License, (b) it shall only use MTEM Study Materials supplied by MTEM to Takeda in compliance with all Applicable Laws, (c) except as otherwise provided hereunder or in the Early Stage Program Plan, it shall not transfer any MTEM Study Materials supplied by MTEM or grant any rights thereto to any Third Party without the express prior written consent of MTEM (except that Takeda shall be free to transfer the MTEM Study Materials as necessary or reasonably useful in connection with its exercise of the Exclusive License(s) for the Licensed Product(s)), (d) MTEM shall retain full ownership of, and all right, title, and interest in and to, all

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

MTEM Study Materials supplied by MTEM to Takeda and (e) upon earlier termination of this Agreement for any reason, Takeda shall at the instruction of MTEM either destroy or return any unused MTEM Study Materials supplied by MTEM to Takeda under the Early Stage Program.

2.4.3Each Party acknowledges and agrees that (a) it shall not use any Fusion Protein Materials for any purpose other than (i) in the case of MTEM, activities set forth in the Early Stage Program Plan, or (ii) in the case of Takeda, activities set forth in the applicable Program Plan or otherwise within the scope of the Exclusive License for any Licensed Product, (b) it shall only use Fusion Protein Materials in compliance with all Applicable Laws, (c) except as otherwise provided hereunder or in the Early Stage Program Plan, (i) MTEM shall not transfer any Fusion Protein Materials or grant any rights thereto to any Third Party without the express prior written consent of Takeda and (ii) Takeda shall not transfer any Fusion Protein Materials or grant any rights thereto to any Third Party without the express prior consent of MTEM, but Takeda may, without such consent, transfer Fusion Protein Materials to its (sub)licensees and (sub)contractors in connection with the Program Activities or the exercise of the Exclusive License, and (d) MTEM shall at the instruction of Takeda either deliver to Takeda or destroy any Fusion Protein Materials arising out of the Early Stage Program in its possession or control. The restrictions set forth in this Section 2.4.3 are not intended to limit any rights to under the Multi-Target Agreement.

Article III
LICENSE GRANTS

Section 3.1Program License Grant to MTEM. Subject to the terms and conditions of this Agreement, Takeda shall, and does hereby, grant to MTEM a non-exclusive, non-transferrable (except as set forth in Section 12.7), worldwide, royalty-free right and license in the Field, with the right to grant sublicenses only to permitted subcontractors under Section 2.1.6, to and under (a) the Takeda Background IP, (b) Takeda's interest in the Joint Background IP and (c) Takeda’s right, title and interest in the Program IP and any “Program IP” as defined in the Multi-Target Agreement, in each case ((a)-(c)) solely to conduct Program Activities assigned to it hereunder.

Section 3.2Other License Grants.

3.2.1Subject to the provisions of this Agreement, Takeda hereby grants to MTEM a non-exclusive, worldwide, royalty-free, fully-paid right and license in the Field, with the right to grant sublicenses through multiple tiers in accordance with Section 3.4, to and under Takeda’s right, title and interest in any Other Program IP for all uses not set forth in the non-exclusive license grant under Section 3.1 or under Section 3.1.1 of the Multi-Target Agreement and excluding [***] with respect to the Target or any target that is a “Target” under the Multi-Target Agreement.

3.2.2Subject to the provisions of this Agreement, MTEM hereby grants to Takeda a non-exclusive, worldwide, royalty-free, fully-paid and perpetual right and license in the Field, with the right to grant sublicenses through multiple tiers in accordance with Section 3.4, to and under MTEM’s right, title and interest in the Other Program IP for all uses.

Section 3.3Exclusive License Grants and Rights of Reference. MTEM shall, and does hereby, grant to Takeda, and its Affiliates, (a) an exclusive (even as to MTEM, except to the extent required for MTEM to perform its obligations under this Agreement), non-

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

transferrable (except as set forth in Section 12.7), royalty-bearing right and license to and under the MTEM Background IP, MTEM’s interest in the Joint Background IP and Program IP, including Product Program IP and Other Program IP; (b) an exclusive right to access and reference to the MTEM Regulatory Documentation solely in connection with its exercise of its rights under clause (a) above; and (c) under the licenses granted in clause (a) and (b) of this Section 3.3, the right to grant sublicenses through multiple tiers in accordance with Section 3.4, and, in each case ((a), (b) and (c)), solely to Develop, Manufacture, Commercialize and otherwise Exploit Licensed Products in the Field (the “Exclusive License”). The Exclusive License shall continue (i) [***]. For clarity, the Exclusive License does not include the right (and no licenses are granted by MTEM hereunder) to incorporate into a Licensed Product or any other product any SLT-A conjugated, fused or other otherwise combined with any antibody, targeting moiety or other molecule selected, generated or optimized to preferentially bind to any target other than the Target.

Section 3.4Rights to Sublicense. Each Party shall have the right to grant sublicenses (or further rights of reference) to its Affiliates and Third Parties (a) the license granted in Section 3.1 to permitted subcontractors or (b) through multiple tiers of sublicensees, under the licenses and rights of reference granted in Section 3.3, as applicable, to the extent set forth in Section 3.1, Section 3.2 or Section 3.3, as applicable; provided that in each case ((a) and (b)) any such Affiliate or Third Party is bound to the following provisions of this Agreement, mutatis mutandis, including obligations of confidentiality and assignment of inventions comparable in scope to those included herein and any such sublicenses shall otherwise be consistent with the terms and conditions of this Agreement. Notwithstanding the foregoing, Takeda shall have the right to sublicense the licenses in Section 3.3 to academic and research institutions without violating the foregoing sentence, provided that Takeda uses reasonable efforts to ensure that it or its Affiliates own the IP generated therefrom (or at a minimum obtains a non-exclusive license that is sublicensable to MTEM within the scope of the licenses granted to MTEM hereunder). Each Party shall remain obligated for all of its obligations under this Agreement, to the extent not satisfied by or on behalf of such Party or any of its sublicensee, and, as between the Parties, will remain liable for all acts or omissions of its sublicensees hereunder.

Section 3.5Use and Licensing of Third Party Technologies.

3.5.1[***] If MTEM intends to use any intellectual property licensed or acquired from a Third Party [***] in the course of conducting activities under this Agreement, and such use by MTEM or Takeda hereunder would (a) require a Party to [***] or (b) result in [***], then MTEM shall provide notice thereof to Takeda and the Parties shall discuss in good faith (x) whether [***] (y) the [***], and (z) in the case of a [***], whether [***] will bear any of such [***]. If the Parties cannot agree upon the foregoing, then MTEM shall not [***] under this Agreement. In the event the Parties agree to [***] (and on the matters described under (x), (y) and (z) of this Section 3.5.1), MTEM may enter into such license and such license shall be sublicensable to Takeda through multiple tiers. Unless otherwise agreed in writing, notwithstanding the foregoing, unless and until this Agreement terminates in its entirety, and solely with respect to use in any Program, MTEM shall not enter into any such Third Party license, or discuss with a Third Party about entering into any such Third Party license, without the prior written consent of Takeda, said consent not to be unreasonably withheld.

3.5.2Except for any licenses covered by Section 3.5.1, Takeda shall have all decision making authority as to whether to take any license and (a) to include in Co-

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Development Costs any payments due to such Third Party during the Co-Development Period, or (b) for any payments to a Third Party by Takeda not covered by clause (a), such amounts may be deducted under Section 6.4.2 to the extent qualifying for a reduction thereunder.

3.5.3Except as set forth in Section 3.5.1, if Takeda intends to use in the Early Stage Program any new intellectual property acquired from a Third Party [***], and such use by MTEM or Takeda hereunder would trigger a need to take a license to such intellectual property from a Third Party or would trigger a payment to such Third Party, then [***]. In the event that Takeda desires to take such a license, it will be sublicensable to MTEM pursuant to Section 3.1, solely to conduct MTEM’s Program Activities under the Early Stage Program in accordance with Article II as set forth in the Early Stage Program Plan.

Section 3.6Existing Licenses; Compliance with Future In-Licenses.

3.6.1MTEM represents and warrants that the MTEM Background IP, as it exists as of the Effective Date, does not include any intellectual property that is in-licensed by MTEM or jointly owned with a Third Party.

3.6.2MTEM shall not terminate or enter into any amendment to, and will not commit any acts or permit the occurrence of any omissions that would cause breach or termination of, any Future MTEM In-License that would adversely affect Takeda or otherwise adversely effect, limit, restrict, impact or otherwise impair Takeda’s rights, or impose additional obligations on Takeda, under this Agreement without first obtaining the prior written consent of Takeda, such consent not to be unreasonably withheld; provided that (a) upon becoming aware of any such breach occurring and prior to any such termination right being triggered with respect to a Future MTEM In-License, MTEM will promptly provide notice thereof to Takeda and (b) unless and until a Future MTEM In-License provides (or MTEM enters into a written agreement, including an amendment to such Future MTEM In-License) that Takeda’s rights under such Future MTEM In-License granted hereunder would survive any termination of such Future MTEM In-License without imposing any additional obligations on Takeda; unless otherwise agreed to in writing by the Parties.

Section 3.7IP Rights from Other Partners. MTEM shall ensure that any future licensee of MTEM or any sublicensee with respect to the MTEM Background IP or of MTEM’s right, title and interest in or to the Program IP (each, a “MTEM Licensee”), has agreed to (a) promptly disclose in writing to MTEM any Reciprocal Technology, including all relevant information and materials with respect thereto, and (b) assign such Third Party’s rights and interests in such Reciprocal Technology to MTEM or grant to MTEM the irrevocable and royalty-free right and license to Exploit such Reciprocal Technology in connection with CD38 SLT-A Fusion Proteins, including the right to sublicense (through multiple tiers) to Third Parties (including to Takeda on an exclusive basis with respect to the Licensed Products (including any CD38 SLT-A Fusion Protein contained therein)). MTEM will use commercially reasonable efforts to secure the above described license royalty-free to Takeda.

Section 3.8Disclosure of IP.

MTEM shall (a) disclose and make available to Takeda the MTEM Background IP (including documents, data and information such as the MTEM Regulatory Documentation), Joint Background IP and Program IP in its possession or control as is necessary or reasonably useful to enable Takeda, its Affiliates, and its Sublicensees, to use and reference the MTEM

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Background IP (including the MTEM Regulatory Documentation), the Joint Background IP and Program IP to practice the Exclusive License on the terms set forth herein and (b) upon Takeda’s reasonable request and with at least [***] notice to MTEM, make available to Takeda at the Facility and any other facilities used in connection with the performance of the Program Activities with respect to the Target, MTEM’s personnel to provide a reasonable amount of technical assistance and training to Takeda’s personnel in order to enable Takeda to use the such intellectual property and MTEM Regulatory Documentation. Promptly upon the issuing, registration, filing, creation or conception of any new Patent Rights Controlled by MTEM claiming any new MTEM Background IP, MTEM shall amend Schedule 9.2.5 to add such Patent Rights and shall promptly provide such amended Schedule to Takeda.

Section 3.9Target Exclusivity.

3.9.1Until [***], MTEM agrees, on behalf of itself and its Affiliates (a) to collaborate exclusively with Takeda with respect to the Target and (b) except as set forth herein, not to Develop, Manufacture, use or Commercialize or otherwise Exploit any targeting moiety with respect to the Target (or enable any Third Party to do so) other than pursuant to this Agreement.

3.9.2[***] Takeda agrees, on behalf of itself and its Affiliates (a) to collaborate exclusively with MTEM with respect to the [***] in products that contain a [***] and are [***] and (b) except as set forth herein, not to Develop, Manufacture, use or Commercialize or otherwise Exploit any [***] including [***] or enable any Third Party to engage in the activities set forth in this clause (b), other than pursuant to this Agreement.

3.9.3For purposes of this Section 3.9, “collaborate exclusively” includes conducting the applicable activities, directly or indirectly, itself or in collaboration with a Third Party, including by granting any right or license, including granting any covenant not to sue, with respect to any of the foregoing, but for clarity an investment in a Third Party is not itself sufficient to constitute “collaboration”.

Article IV
Governance

Section 4.1Alliance Managers.

4.1.1Appointment of Alliance Managers. Promptly after the Effective Date, the Parties shall each appoint an individual who shall oversee contact between the Parties for all matters under this Agreement regarding, relating to or in connection with the conduct of a Program or activities with respect to CD38 SLT-A Fusion Proteins or Licensed Products (each, an “Alliance Manager”). The Alliance Managers may, but are not required to be, members of the Joint Steering Committee. The Alliance Managers shall have the right to attend all meetings of the Joint Steering Committee and may bring to the attention of the latter any matters or issues either of the Alliance Managers reasonably believes should be discussed by the Joint Steering Committee. Each Party shall bear its own costs and expenses, including travel and lodging, in connection with the activities of its Alliance Manager hereunder. Each Party may replace its Alliance Manager at any time by written notice to the other Party. A Party may replace its designated individual at any time by written notice to the other Party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.1.2Responsibilities. The Alliance Managers shall be responsible for creating and maintaining a constructive work environment between the Parties. Without limiting the generality of the foregoing, the Alliance Managers shall:

(a)Identify and timely bring to the attention of their respective managements any disputes arising between the Parties related to the Agreement;

(b)Provide a single point of communication between the Parties with respect to the Agreements and the Parties’ respective activities hereunder and thereunder;

(c)Plan and coordinate external communications by the Parties with respect to the Agreement and the Parties’ respective activities;

(d)Ensure that meetings of the JSC occur as set forth in this Agreement, that procedures are followed with respect to such meetings (including the giving of proper notice and the preparation and approval of minutes) and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed; and

(e)Undertake such other responsibilities as the Parties may mutually agree in writing.

Section 4.2Project Managers.

4.2.1Role. Each Party will designate a single individual to serve as its manager under the Early Stage Program Plan and the Post Phase Ia Program Plan (each a “Project Manager”). A Project Manager will serve as the principal point of contact for the appointing Party for matters relating to that Party’s performance under a Program Plan and will be responsible for implementing and coordinating, on a day-to-day basis, all activities under such plans and facilitating the exchange of information among the Parties regarding the performance under such Program Plan. The Project Managers may mutually delegate tasks and responsibilities to sub-managers or sub-program teams, working groups and other team members, as they deem appropriate to efficiently and effectively perform their respective obligations hereunder. Each Party may replace its Project Manager at any time upon written notice to the other Party.

4.2.2Meetings. The Project Managers will meet as soon as practicable after the Effective Date and thereafter at [***] and at such additional times as the Project Managers or the Joint Development Committee or Joint Steering Committee as applicable may deem reasonably appropriate. Meetings of the Project Managers may be conducted in person or by teleconference or video conference as mutually agreed by the Project Managers. Additionally, the Project Managers (or their designees) will maintain close regular communications with each other as to the status of the ongoing activities under the Early Stage Program Plan or the Post Phase Ia Program Plan. Each Project Manager will keep accurate and complete records of his or her activities and meetings and will, from time to time as requested by the Joint Patent Committee or Joint Steering Committee, provide the Joint Patent Committee, Joint Development Committee or Joint Steering Committee with appropriate updates and information to keep the applicable committees apprised of each Party’s performance under this Agreement.

Section 4.3Joint Steering Committee.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.3.1Formation and Composition. Within [***] after the Effective Date, the Parties will establish a Joint Steering Committee (the “Joint Steering Committee” or “JSC”) composed of [***] appointed senior executive representatives of each of Takeda and MTEM (which committee may be the same committee as the one established pursuant to the Multi-Target Agreement). A Party may change one or more of its representatives on the Joint Steering Committee upon written notice to the other Party or elect to have one of its members represented by a delegate at a meeting of the Joint Steering Committee, in which case such delegate shall have the same decision-making authority as the representative for whom he or she is acting as a delegate. The Joint Steering Committee will be chaired by a Takeda representative selected by Takeda from one of the Takeda’s members of the Joint Steering Committee. The Parties may allow additional employees with experience relevant to the meeting agenda to attend meetings of the Joint Steering Committee subject to the confidentiality provisions of Article VII. Only JSC representatives or their appointed delegates shall have voting rights.

4.3.2Functions and Authority. The Joint Steering Committee will be responsible for supervising and managing the Programs. Its functions will be:

(a)Attempting to resolve any disputes arising under any subcommittee of the Joint Steering Committee;

(b)Reviewing and approving Program Plans (including budgets contained therein) and amendments or other modifications thereto formulated by the Parties or the subcommittees as set forth herein;

(c)Monitoring and reviewing the overall progress of the Programs;

(d)Establish working teams or additional subcommittees; and

(e)Such other matters as the Parties may mutually agree in writing.

4.3.3Meetings. Until disbanded, the Joint Steering Committee will meet in person or by teleconference or videoconference at least once every [***] until it is disbanded.

4.3.4Decisions. Each Party shall have [***] on the Joint Steering Committee. During the Co-Development Period (a) in the event that the Joint Steering Committee is unable to reach unanimous agreement on any issue that is subject to its decision-making authority, then either Party may refer the matter for executive escalation pursuant to Section 4.3.7 except (b) Takeda’s representatives on the JSC will have [***] decision making authority at the JSC level to approve any Early Stage Program Plan or the Post Phase Ia Program Plan and any of the annual updates to either of the foregoing as provided to the JSC annually pursuant to Section 2.1.1 and Section 2.1.2, provided that the matter is referred for executive escalation pursuant to Section 4.3.7 prior to Takeda exercising its [***] decision right pursuant to Section 12.3.2. If the matter is not resolved following executive escalation, Takeda’s representatives on the JSC may exercise their [***] decision-making authority. However, in the case of any such updates which may occur outside or distinct from the annual update process, in no event may Takeda's representatives approve any such update without the agreement of MTEM’s representatives if such decision (i) would cause the Budget Threshold for the applicable Program to be exceeded or (ii) assign to MTEM any additional activities under such plan.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.3.5Minutes and Reports. The Joint Steering Committee shall maintain accurate minutes of its meetings, including all proposed decisions and recommended actions or decisions taken. Promptly after each meeting, a member of the Joint Steering Committee designated by the Joint Steering Committee shall provide the Parties with draft minutes of each meeting, the status of the Programs, any issues requiring decisions and any proposed decisions. Within [***] of each meeting, the Joint Steering Committee chair shall provide final versions of the meeting minutes and such minutes will be recognized as having been accepted by the Parties.

4.3.6Duration. Except as otherwise agreed by mutual written consent of the Parties, the Joint Steering Committee shall be in existence if during the Co-Development Period or for so long as any of the (a) Joint Development Committee, (b) Joint Manufacturing Committee, or (c) Joint Finance Working Group is in existence hereunder; provided, however, that Takeda shall have the authority to disband the Joint Steering Committee and other committees after Co-Development Period ends or pursuant to its rights in Section 12.7.2.

4.3.7Escalation. If the Joint Steering Committee fails to reach unanimous agreement on a matter within its jurisdiction for a period in excess of [***] the matter shall be resolved in accordance with the procedures set forth in Section 12.3.

4.3.8Subcommittees. The Parties may establish such subcommittees of the Joint Steering Committee as required under this Agreement or as deemed necessary by the Parties. Each such subcommittee shall consist of an equal number of representatives designated by each Party, which number shall be mutually agreed by the Parties. Each Party shall be free to change its representatives on notice to the other or to send a substitute representative to any subcommittee meeting, subject to the confidentiality provisions of Article VII; provided, however, that each Party shall ensure that at all times during the existence of any subcommittee, its representatives on such subcommittee have appropriate expertise and seniority for the then-current stage of Development or Manufacture of Licensed Products, in each case to the extent applicable to the role of the subcommittee. Each subcommittee shall report to, and any disputes under a subcommittee shall be referred to the Joint Steering Committee, subject to Section 4.3.7. The initial four (4) subcommittees of the Joint Steering Committee will be the Joint Development Committee, the Joint Manufacturing Committee, the Joint Patent Committee, and the Joint Finance Working Group, each as further described below.

Section 4.4Joint Development Committee.

4.4.1Formation and Composition. Within [***] after the Effective Date, the Parties shall establish a Joint Development Committee (the “Joint Development Committee” or “JDC”) composed of [***] appointed representatives of each of Takeda and MTEM with experience appropriate to the functions of the JDC. A Party may change one or more of its representatives on the Joint Development Committee upon written notice to the other Party or elect to have one of its members represented by a delegate at a meeting of the Joint Development Committee. The Joint Development Committee will be chaired by a Takeda representative selected by Takeda from one of Takeda’s members of the Joint Development Committee. The Parties may allow additional employees to attend meetings of the Joint Development Committee subject to the confidentiality provisions of Article VII.

4.4.2Functions and Authority. The Joint Development Committee will be responsible for overseeing Development of the Licensed Product(s) under the Early Stage

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Program as well as, if the Co-Development Option is exercised, the Post Phase Ia Program Plan. For so long as MTEM is obligated to bear its share of the Co-Development Costs, the Joint Development Committee’s functions will be as follows with respect to activities within the scope of this Agreement:

(a)Proposing amendments or modifications to the Early Stage Program Plan or the Post Phase Ia Program Plan (including the budgets contained therein) to the JSC for approval;

(b)Development operations coordination;

(c)Coordinating regulatory submissions;

(d)Making any decisions that are assigned to the Joint Development Committee hereunder; and

(e)Such other matters as the Parties may mutually agree in writing.

4.4.3Meetings. Until disbanded, the Joint Development Committee will meet in person or by teleconference or videoconference at least once every [***] during the Co-Development Period or as the Joint Steering Committee otherwise decides.

4.4.4Decisions. Each Party shall have [***] vote on the Joint Development Committee. In the event that the Joint Development Committee is unable to reach unanimous agreement on any issue that is subject to its decision-making authority for a period in excess of [***] then the matter shall be referred to the JSC for decision.

4.4.5Minutes and Reports. The Joint Development Committee will maintain accurate minutes of its meetings, including all proposed decisions and recommended actions or decisions taken. Promptly after each meeting, a member of the Joint Development Committee designated by the Joint Development Committee will provide the Parties with draft minutes of each meeting, the status of the Programs, any issues requiring decisions and any proposed decisions. Within [***] of each meeting, the Joint Development Committee chair will provide final versions of the meeting minutes and such minutes will be recognized as having been accepted by the Parties.

4.4.6Duration. Except as otherwise agreed by mutual written consent of the Parties, the Joint Development Committee shall be in existence only for the Early Stage Program (including during any transition/wind-down period thereafter); provided, that if MTEM has exercised the Co-Development Option, the Joint Development Committee shall continue until the later of (a) the date on which all joint Development activities hereunder (including the transition of Development activities between the Parties) have ceased and (b) the end of the Co-Development Period.

Section 4.5Joint Manufacturing Committee. The Joint Manufacturing Committee shall form and operate as set forth under Section 5.4.

Section 4.6Joint Patent Committee. The Joint Patent Committee shall form and operate as set forth under Section 8.3.9.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 4.7Joint Finance Working Group. The Joint Finance Working Group shall include one representative from each Party during the Co-Development Period. Its responsibilities shall be to:

4.7.1Formation and Composition. The Parties will establish a joint finance working group committee (the “Joint Finance Working Group”) composed of [***] appointed representative of each of Takeda and MTEM. A Party may at any time, by written notice to the other Party’s representative on the Joint Finance Working Group, change its representative on the Joint Finance Working Group, or elect to be represented by a delegate at a meeting of the Joint Finance Working Group. The Joint Finance Working Group, will be chaired by the Takeda representative. The Parties may allow additional employees to attend meetings of the Joint Finance Working Group, subject to the confidentiality provisions of Article VII.

4.7.2Functions and Authority. The Joint Finance Working Group will be responsible for only the following:

(a)facilitate the creation of budgets included in Program Plans and, including the annual updates thereto;

(b)reconcile financial and accounting matters between the Parties;

(c)initiate and execute an effective cost sharing process (cross-charges);

(d)cooperate to ensure that any such budget for a Calendar Year (or any other given period) can be interpreted for the purposes of both Parties’ internal financial and audit reporting requirements, including each Party’s fiscal year reporting as well as timely reporting of interim period costs incurred under any applicable Program Plan;

(e)monitor the budget and expense reporting requirements between the Parties related to Co-Development Costs to ensure that each Party is able to comply with its respective internal financial and audit reporting requirements and, as appropriate, recommending to the JSC for approval, changes to the reporting requirements under this Agreement; and

(f)undertake such other tasks with respect to the implementation and reporting for the Parties’ sharing of Co-Development Costs as the Parties mutually agree in writing.

4.7.3Decisions. It is not intended that the Joint Finance Working Group shall have decision-making authority but in the case of a dispute regarding any matter under the jurisdiction of the Joint Finance Working Group, either Party may escalate the matter to the JSC.

Section 4.8Quorum. For the JSC, a quorum is required for any meeting of the JSC, which quorum will exist if at least [***] representatives (or a delegate thereof) of each Party is present. For the Joint Development Committee, Joint Manufacturing Committee and Joint Patent Committee, a quorum is required for any meeting of such committee, which quorum will exist if at least [***] of each Party is present. If a quorum exists, then the unanimous consent of all attending members of such committee is required in order for any decision to be approved or action taken on behalf of such committee.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 4.9Referral to the Joint Steering Committee. In the event that the Joint Manufacturing Committee, Joint Development Committee or the Joint Patent Committee, as the case may be, cannot agree on a matter that is subject to its decision-making authority for a period in excess of [***] then except as otherwise expressly provided herein, matter shall be referred to the Joint Steering Committee.

Article V
MANUFACTURING AND SUPPLY

Section 5.1Responsibility for Manufacturing. Subject to oversight by the Joint Manufacturing Committee, as applicable, and subject to this Section 5.1, MTEM shall be primarily responsible for Manufacturing activities with respect to Development Material for a Licensed Product and Components thereof through completion of the first Phase I Clinical Trial for such Licensed Product. Notwithstanding the foregoing, Takeda shall, upon notice to MTEM at any time in Takeda’s sole discretion, have the right to assume, or allow its designee to assume, some or all of such Manufacturing activities as provided in Section 5.2 In addition to the support that MTEM shall provide to Takeda with respect to regulatory filings under Section 2.2.1, at any time and upon Takeda’s sole discretion and reasonable request, MTEM shall prepare manufacturing sections of regulatory filings when MTEM was responsible for the manufacturing activities covered by such filings.

5.1.1Supply Agreement. Within [***] after the Effective Date (or such other period as agreed by the Parties), the Parties shall agree on a clinical supply agreement between the Parties pursuant to which MTEM would supply [***] as elected by Takeda, for the Phase I Program and (with MTEM’s written approval) thereafter until the completion of the Technology Transfer, which supply agreement shall also include as Co-Development Costs any mutually agreed Manufacturing process development and supply chain development activities for the applicable Licensed Product (or CD38 SLT-A Fusion Protein) beyond the activities conducted pursuant to the [***] with GMP and shall be provided for up to [***] (and if needed prior to the Technology Transfer, such additional quantities as are reasonably requested by Takeda and can be supplied by MTEM through Commercially Reasonable Efforts). If no Supply Agreement for the supply of [***] is in place within the time period specified above, then MTEM shall supply [***] on the terms set forth herein. If Takeda initiates the Technology Transfer from MTEM and no Supply Agreement for the supply of [***] is in place, MTEM shall have the right to complete (or have completed) the Manufacture of any work-in-process Licensed Products or Components thereof and all such costs shall be deemed Co-Development Costs. The Joint Manufacturing Committee shall propose to the Parties, from time to time, amendments to the Supply Agreement as needed to meet Manufacturing objectives, but for clarity, such amendments shall be effective only if and when the Parties duly execute such an amendment.

5.1.2Third Party Suppliers. Takeda acknowledges that MTEM may contract with one or more Third Parties to fulfill its obligations to Manufacture hereunder (each such Third Party, a “Contract Manufacturing Organization” or “CMO”) subject to the approval of such CMO by the Joint Manufacturing Committee pursuant to Section 5.4.2. The Parties hereby agree that each approved CMO is approved solely for performance of Manufacturing within the scope of the applicable CMO agreement as approved by the Joint Manufacturing Committee. Through the Joint Manufacturing Committee, MTEM will keep Takeda informed of all activities of its CMOs and material information related to the Manufacturing [***] as the case may be. With respect to [***] MTEM will provide Takeda with reasonable access to its CMOs, including

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

permitting and enabling Takeda to accompany MTEM in audits and inspections and using reasonable efforts to cause its CMOs to permit Takeda to conduct audits and inspections, as well as for regulatory purposes and technical transfer. The Parties will coordinate audits and inspections through the Joint Manufacturing Committee. MTEM will provide Takeda with each CMO agreement prior to execution for review and comment and to ensure terms are consistent with MTEM’s obligations hereunder and under the Supply Agreement. Comments received within [***] of receipt by Takeda will be given good faith consideration. MTEM will not materially change any agreement with an approved CMO as it relates to [***] including any change to the criteria agreed upon by the Parties through the Joint Manufacturing Committee to which [***] should conform to be considered acceptable for its intended use, except in accordance with the Quality Agreement and otherwise subject to agreement of the Joint Manufacturing Committee.

5.1.3Payment. Takeda shall purchase [***] (including [***] purchased under the Supply Agreement) from MTEM at [***] of the Supply Price, plus all shipping costs, including shipping insurance thereof, for all delivered conforming [***] (“Supply Payment”); provided, however, the Joint Manufacturing Committee, as applicable, shall timely agree upon a schedule for the Supply Payments in consideration for Manufacturing activities (whether conducted directly by MTEM or contracted by MTEM with a CMO pursuant to Section 5.1.2) that are anticipated to take longer than [***]. Such schedule shall take into account the agreed upon Manufacturing activities and milestones for such activities and will include a mechanism for truing up to actual costs, including refunds or credit for non-conforming [***] all in accordance with agreed upon terms set forth in the Supply Agreement. All Supply Payments shall be contingent upon receipt by Takeda of an invoice from MTEM in accordance with the agreed upon schedule and which references the applicable purchase order number. Supply Payments shall be made within [***] of receipt of each such invoice. For clarity, any amounts paid by Takeda under this Section 5.1.3 shall be included in Co-Development Costs, and an equivalent amount shall be deemed paid by MTEM and similarly included in Co-Development Costs.

Section 5.2Technology Transfer. Without limitation to MTEM’s obligations under Section 3.9, at Takeda’s request, for each Licensed Product, MTEM shall, at Takeda’s expense (subject to a mutually agreed reasonable budget with internal time to be calculated on an FTE basis based on a rate that reflects MTEM's actual costs for such FTE), transfer the Manufacturing process for such Licensed Product and any CD38 SLT-A Fusion Proteins and components thereof to Takeda or its designee (the “Technology Recipient”) as set forth in this Section 5.2, which transfer will comprise all necessary and available Know-How, documentation, methods, reagents, processes and other components to enable Takeda or its designee to independently Manufacture Licensed Products (such transfer, the “Technology Transfer”).

5.2.1Within [***] after Takeda notifies MTEM that it is exercising Technology Transfer rights under this Section 5.2 with respect to a Licensed Product, MTEM shall deliver to the Technology Recipient copies of the then-current Manufacturing process for and any other information reasonably required in order to Manufacture such Licensed Product and the CD38 SLT-A Fusion Proteins and other Components contained therein, including master batch records and any other manufacturing records (collectively, the “Technology Transfer Documentation”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.2.2During such [***] and upon Takeda’s reasonable request with at least [***] notice to MTEM, MTEM shall also find a convenient time to permit representatives of the Technology Recipient or Takeda, as applicable, (the “Representatives”) to access the Facility during normal business hours to observe the Manufacturing of the Licensed Product and CD38 SLT-A Fusion Proteins included therein. While the Representatives are at the Facility, MTEM shall make available to the Representatives employees of MTEM (or its Affiliates or subcontractors) for consultation with respect to the Technology Transfer Documentation and the Manufacturing process for the Licensed Product and the CD38 SLT-A Fusion Proteins and components contained therein.

5.2.3At Takeda’s request, MTEM shall use commercially reasonable efforts to effect assignments of any existing contract to the extent relating to one or more of the Licensed Products or the CD38 SLT-A Fusion Proteins and components contained therein, or to obtain for Takeda substantially all of the practical benefit and burden under such agreement to the extent applicable to Licensed Product and the CD38 SLT-A Fusion Proteins and components contained therein, including by entering into appropriate and reasonable alternative arrangements on terms agreeable to Takeda. Unless otherwise agreed by the Parties, any agreement with any Contract Manufacturing Organization or other service provider entered into by MTEM on or after the Effective Date that relates to any Licensed Product and the CD38 SLT-A Fusion Proteins and components contained therein shall be assignable or otherwise transferable to Takeda without the consent of the counterparty thereto to the extent related to any Licensed Product and the CD38 SLT-A Fusion Proteins and components contained therein.

5.2.4Following the completion of the Technology Transfer, MTEM shall, for a period of up to [***] thereafter, provide the Technology Recipient with reasonable access to MTEM’s employees for telephone or in person consultations regarding the Manufacture of the CD38 SLT-A Fusion Proteins and, if applicable, the Licensed Products.

5.2.5Without limiting the foregoing, MTEM shall take, and shall cause its Affiliates and subcontractors to take, all action and to do all things necessary, proper or advisable to complete the Technology Transfer in accordance with this Section 5.2, including, as applicable, obtaining and making available such information, personnel, products, materials, services, facilities and other resources as reasonably necessary to enable the Technology Recipient to Manufacture the CD38 SLT-A Fusion Proteins and the Licensed Products.

5.2.6Takeda shall pay MTEM for its reasonable, out-of-pocket costs and expenses incurred in the performance of its activities under this Section 5.2 (in which case such amounts paid shall be included as Co-Development Costs), unless the Technology Transfer is a response by Takeda to a material breach by MTEM of its supply obligations hereunder that is not cured by MTEM pursuant to this Agreement, in which case MTEM shall bear all of its own expenses.

Section 5.3Responsibility for Manufacturing After Technology Transfer. Following completion of the Technology Transfer for a given Licensed Product, including any required validation, but subject at all times to MTEM’s supply rights set forth in Section 5.1, Takeda or its designee shall have the sole right, at its cost, for Manufacturing activities with respect to Licensed Product and the CD38 SLT-A Fusion Proteins and Components contained therein; provided, that if Takeda will outsource such Manufacturing activities to a Third Party, Takeda will take into consideration MTEM’s capabilities to continue to supply CD38 SLT-A

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Fusion Proteins or the 4019 Targeting Moiety to Takeda at the Supply Price for use in Clinical Trials pursuant to the Supply Agreement.

Section 5.4Joint Manufacturing Committee.

5.4.1Formation and Composition. Within [***] after the Effective Date, the Parties will establish a joint manufacturing committee (the “Joint Manufacturing Committee”) composed of [***] appointed representatives of each of Takeda and MTEM. A Party may change one or more of its representatives on the Joint Manufacturing Committee upon written notice to the other Party or elect to have one of its members represented by a delegate at a meeting of the Joint Manufacturing Committee. The Joint Manufacturing Committee will be chaired by a Takeda representative selected by Takeda from one of Takeda’s members of the Joint Manufacturing Committee. The Parties may allow additional employees to attend meetings of the Joint Manufacturing Committee subject to the confidentiality provisions of Article VII.

5.4.2Functions and Authority. The Joint Manufacturing Committee shall be responsible for developing a plan for manufacturing process development and supply chain development, including CMO selection, including coordinating inspections of potential CMOs by both Parties, reviewing the progress of such plan, reviewing and serving as a forum for discussing and approving changes to such plan, any Supply Agreement or change in facility location, and such other matters as the Parties may mutually agree in writing. The Joint Manufacturing Committee will keep the Joint Steering Committee reasonably informed of the foregoing.

5.4.3Decisions. Each Party shall have [***] on the Joint Manufacturing Committee. The Joint Manufacturing Committee shall seek to make all decisions by consensus. In the event that the Joint Manufacturing Committee is unable to reach unanimous agreement on any issue that is subject to its decision-making authority, such matter shall be referred to the Joint Steering Committee for resolution, except that in the case of a dispute at Joint Steering Committee, Takeda will have [***] decision making authority with respect to Manufacturing activities at the JSC level, subject to Section 5.3.

5.4.4Duration. Unless earlier terminated by mutual written consent of the Parties, the Joint Manufacturing Committee shall be in existence until the later of (a) completion of the [***] and (b) (i) completion of the [***] with respect to each Licensed Product that is intended to be clinically developed and (ii) [***] after filing of the last IND for such a Licensed Product has been filed (unless a clinical hold has been imposed with respect to such IND, in which case upon release of the clinical hold or termination of the clinical development of such Licensed Product).

Section 5.5Quality Agreement. Takeda and MTEM shall, in connection with entering into the Supply Agreement, or as otherwise determined by the Joint Manufacturing Committee, and in any event prior to the Manufacture of any CD38 SLT-A Fusion Protein or Licensed Product by MTEM, prepare and enter into a reasonable and customary quality assurance agreement that sets forth the terms and conditions upon which MTEM will conduct its quality activities in connection with this Agreement (the “Quality Agreement”). Each Party shall duly and punctually perform all of its obligations under the Quality Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article VI
PAYMENTS AND RECORDS

Section 6.1Upfront Fee. Takeda shall pay to MTEM an upfront fee of Thirty Million U.S. Dollars ($30,000,000) (“Upfront Fee”) within [***] after the Effective Date.

Section 6.2Development Milestone Payments. Subject to the terms and conditions of this Agreement, including Section 6.5, Takeda shall pay to MTEM the following milestone payments within [***] after receipt of an invoice following the first occurrence of each event set forth below with respect to the first [***] to achieve such event, whether such events are achieved by Takeda, its Affiliates or Sublicensees, as follows:

Milestone Number	Milestone Event	Milestone Payments (Only One Payment Due for each Milestone Number)
		MTEM Does Not Exercise the Co-Development Option (Column 1)	MTEM Exercises the Co-Development Option (Column 2)
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]
15	[***]	[***]	[***]
16	[***]	[***]	[***]

Each milestone payment in this Section 6.2 is due only once and shall be payable only upon the first achievement of such milestone event (regardless of the number of [***]. Column 2

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall apply only if MTEM has exercised the Co-Development Option and the milestone event occurs during the Co-Development Period.

In the event that Column 2 applies, but MTEM has not paid its share of the Co-Development Costs in full prior to the date the milestone payment would be due, then Takeda shall pay the amount in Column 1 (if any) and then once such Co-Development Costs have been paid to Takeda, then Takeda shall pay the difference between the amount in Column 2 and Column 1 for the applicable milestone, such that Takeda has paid the total amount due to MTEM for the achievement of the applicable milestone. No amounts shall be due under this Section 6.2 for subsequent or repeated achievements of any such milestone event. For clarity, the maximum aggregate amount of milestone payments payable by Takeda pursuant to Column 2 above is Three Hundred Seven Million Five Hundred Thousand U.S. Dollars ($307,500,000). If MTEM does not exercise the Co-Development Option, the possible aggregate amount of milestone payments payable by Takeda pursuant to Column 1 above is One Hundred Sixty Two Million Five Hundred Thousand U.S. Dollars ($162,500,000).

If a [***] is considered [***] then following [***] then [***] above, as applicable, would be payable upon [***] based on such [***] (if such milestone has not been previously paid). For purposes of clarity, payment of [***] above will not preclude a future payment of [***] above.

Section 6.3Sales Milestone Payments. Subject to the terms and conditions of this Agreement, including Section 6.5, Takeda shall pay to MTEM the following sales milestone payments within [***] after the end of the first Calendar Year in which the aggregate annual Net Sales of all Licensed Products in such Calendar Year reach the following thresholds for the first time:

Milestone for Aggregate Net Sales for a Calendar Year (“Aggregate Net Sales”)	Milestone Payments (Only One Payment Due for each Milestone Number)
	MTEM Does Not Exercise the Co-Development Option (Column 1)	MTEM Exercises the Co-Development Option (Column 2)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Each sales milestone payment is separate and may only be earned once for the aggregate of all Licensed Products, however, if more than one Net Sales threshold is reached in the same Calendar Year, [***] shall be payable during such Calendar Year and [***] shall be payable on the [***] of the following Calendar Year. Column 2 shall apply only in the case in which MTEM has exercised the Co-Development Option and the milestone is achieved with respect to a Calendar Year prior to the Calendar Year in which the Co-Development Period ended. In the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

event that Column 2 applies, but MTEM has not paid its share of the Co-Development Costs in full prior to the date the milestone payment would be due, then Takeda shall pay the amount in Column 1 (if any) and then once such Co-Development Costs have been paid to Takeda, then Takeda shall pay the difference between the amount in Column 2 and Column 1 for the applicable milestone, such that Takeda has paid the total amount due to MTEM for the achievement of the applicable milestone.

Section 6.4Royalties Payable by Takeda.

6.4.1In consideration for the Exclusive Licenses granted to Takeda herein, and subject to the terms and conditions of this Agreement, including Section 6.5, during the Royalty Term, or in the case in which MTEM exercised its Co-Development Option and the Co-Development Period remains in effect, the Co-Development Royalty Term for a Licensed Product, Takeda shall pay to MTEM royalties on the annual aggregate Net Sales of all Licensed Products sold during the Royalty Term or, if it applies per above in this Section 6.4.1, the Co-Development Royalty Term, for such Licensed Product in the applicable country, which royalties shall be paid at the following rates as set forth below:

Annual Aggregate Net Sales for all Licensed Products	Royalty Rate in the case of No Exercise of Co-Development Option (Column 1)	Royalty Rate in the case of Co-Development (Column 2)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

For avoidance of doubt, the incremental royalty rates set forth above shall only apply to that portion of the Net Sales of royalty-bearing Licensed Products that falls within the indicated range of sales. By way of example, and not in limitation of the foregoing, if, in the case in which the Royalty Term, rather than the Co-Development Royalty Term, applies during a Calendar Year, Net Sales of the Licensed Products, in the aggregate, were equal to [***] and MTEM has not exercised the Co-Development Option, the royalty payable by Takeda would be calculated by adding (i) the royalty due on such Net Sales with respect to the [***] at the first level percentage of [***] (under Column 1), and (ii) the royalty due on Net Sales for the Licensed Products with respect to the next [***] at the second level percentage of [***] (under Column 1). The obligation to pay royalties shall be imposed only once with respect to the same unit of Licensed Product sold by Takeda, its Affiliate or Sublicensee. Takeda shall have no obligation to pay any royalty with respect to Net Sales of any Licensed Product in any country after the Royalty Term or Co-Development Royalty Term, whichever is applicable, for such Licensed Product in such country is not in effect.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In the event that Column 2 applies, but MTEM has not paid its share of the Co-Development Costs in full prior to the date any royalty payment would be due, then Takeda shall pay royalties based on the rate in Column 1 (if any) and then once such Co-Development Costs have been paid to Takeda, then Takeda shall pay the difference between such royalties calculated based on Column 1 and the royalties that would have been calculated on the applicable Net Sales based on Column 2, such that Takeda has paid the total royalties due to MTEM.

6.4.2Royalty Reductions.

(a)If and for so long as there is a Biosimilar Product being sold by a Third Party in a Calendar Quarter in a country in the Territory, then the royalties otherwise payable by Takeda to MTEM in such country pursuant to Section 6.4.1 shall be reduced by the percent set forth below of the amounts otherwise owed:

Biosimilar Products unit volume sales for each Licensed Product in such country, as a percentage of total sales of Licensed Products, on the one hand, and Biosimilar Products, on the other hand, in such country

Reduction Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The Parties will select a mutually agreeable independent Third Party to identify and calculate the Biosimilar Products unit volume sales for each Licensed Product in a Calendar Quarter in a country in the Territory and such unit volume sales amounts shall be included in each royalty report provided for under Section 6.11. In the event that such independent Third Party is not available or otherwise able to accurately determine or calculate the Biosimilar Product unit volume sales, Takeda shall calculate the Biosimilar Product unit volume sales based on available data in good faith. In the event MTEM disputes in good faith Takeda’s calculation of any Biosimilar Product unit volume sales for a Licensed Product in a country in the Territory, MTEM may by written notice to Takeda require, at MTEM’s cost, that such dispute be resolved in accordance with Section 12.3 by and submitted to a panel of experts; provided, that Takeda shall have the right to recover royalty reductions pursuant to this Section 6.4.2(a) if it prevails after resolution of any such dispute, by offsetting the excess payments with

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

future royalty payments owed to MTEM or obtaining a refund from MTEM, as elected by Takeda.

(b)Subject to the last sentence of Section 6.4.1 and if applicable, Section 6.4.2(f), from and after the date on which a Licensed Product is sold in a country and is not at the time of sale covered by at least one Valid Patent Claim(s) of the MTEM Background Patent Rights, Patent Rights in the Joint Background IP, the Product Program Patent Rights, the MTEM Program Patent Rights, or the Takeda Program Patent Rights (including Takeda Targeting Moiety Patent Rights unless MTEM does not exercise the Co-Development Option or, if exercised, unless MTEM opts out of Co-Development for the applicable Licensed Product but otherwise excluding the Takeda Targeting Moiety Patent Rights) in the country in which such Licensed Product is sold and, if the Co-Development Royalty Term applies to such country, any regulatory exclusivity has expired in the country where such Licensed Product is sold, (i) the royalty rate that would otherwise apply with respect to such country shall each be reduced by (A) [***] in the case in which the Co-Development Royalty Term applies or (B) [***] if the Royalty Term applies, provided (ii) the royalty rate reduction in clause (i) shall no longer apply if thereafter a Valid Patent Claim within the Patent Rights specified above in this clause (b) becomes issued or granted in such country during the Royalty Term or the Co-Development Royalty Term, as the case may be.

(c)Takeda shall have the right to deduct costs and expenses in accordance with Section 8.7.2, to the extent not otherwise deducted under this Section 6.4.2.

(d)If in the reasonable opinion of Takeda, the Development, Manufacture, Commercialization or other Exploitation of a Licensed Product hereunder infringes or misappropriates or is reasonably expected to infringe or misappropriate any Patent Right, trade secret or other intellectual property right of a Third Party in any country or jurisdiction in the Territory, then Takeda shall have the right, but not the obligation, upon consultation with MTEM, to negotiate and obtain a license to or other rights from such Third Party to such rights as necessary to Develop, Manufacture, Commercialize or otherwise Exploit such Licensed Product in such country or jurisdiction. In the event that Takeda negotiates and obtains any such license from a Third Party, Takeda shall be entitled to deduct [***] of the amounts payable to such Third Party with respect to such Licensed Product from the royalties payable to MTEM hereunder for such Licensed Product in accordance with, and to the extent provided herein. If and for so long as Takeda makes payments to any Third Party under the Existing Third Party Agreement, Takeda may reduce the royalty payments otherwise due as set forth in Section 6.4 by up to [***] of the amount paid to the Third Party but this reduction shall not exceed [***] of Net Sales for the given period. In addition, the reductions under this clause (d), shall not, in the aggregate, reduce the royalty rate by more than [***] of the royalty rate that would otherwise apply to such Licensed Products. Takeda may carry forward, and deduct from future royalty payments due hereunder, any amounts which cannot be deducted under this clause (d) due to such [***] floor.

(e)If MTEM has or does receive research funding from a Third Party and in exchange is required to pay royalties or other amounts to such Third Party or its designee in consideration therefor, then MTEM shall be [***] responsible for [***]. For clarity, if and for so long as the Parties agree that Takeda should assume the duty to make payments to any Third Party under this clause (e), such payments shall be fully deducted from the amount payable to MTEM under Section 6.4.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f)Any reductions set forth in this Section 6.4.2 shall be applied, on a Licensed Product-by-Licensed Product and country-by-country basis, to the royalty rate payable to MTEM under Section 6.4.1 in the order in which they are stated ((a), (b), (c), (d) and (e)) and if there is more than one reduction, then the reductions shall be cumulative. Notwithstanding anything to the contrary herein, except in the case in which the Co-Development Royalty Term applies for a Licensed Product in the Territory, the royalties payable to MTEM hereunder for such Licensed Product in such country for any Calendar Quarter shall not be reduced pursuant to clauses ((a) through (d)), collectively, to less than [***] of the amounts otherwise payable pursuant to Section 6.4.1 (prior to application of clauses (a) through (d)) by virtue of the application of the reductions (in (a) through (d)); provided, however, that Takeda may carry over, and deduct from royalties due in any subsequent Calendar Quarter(s), amounts paid to Third Parties pursuant to Section 6.4.2(c) or 6.4.2(d) if Takeda is unable to fully take such deduction as a result of the application of such floor for the given Calendar Quarter. For clarity, there is no floor under this clause (f) on the reduction of royalties payable for Licensed Products in the case in which the Co-Development Royalty Term applies (but the floors set forth in Section 6.4.2(d) shall apply).

(g)MTEM acknowledges and agrees that the sales levels set forth in this Section 6.2 and Section 6.3 shall not be construed as representing an estimate or projection of anticipated sales of the Licensed Products or implying any level of diligence or Commercially Reasonable Efforts in the Territory and that the sales levels set forth in Section 6.2 and Section 6.4 are merely intended to define Takeda’s royalty and other payment obligations, as applicable, in the event such sales levels are achieved and that the sales levels set forth in Section 6.2 and Section 6.4 are merely intended illustrative purposes only.

Section 6.5Co-Development Cost Sharing. The Parties shall share Co-Development Costs as follows:

6.5.1Early Stage Program. MTEM and Takeda shall [***] of the Co-Development Costs with respect to the Early Stage Program (whether incurred by MTEM or Takeda or their respective Affiliates, licensees, or Sublicensees), and including any costs incurred by Takeda under the IPA and markups in the Supply Price, subject to Section 2.1.2(b) and Article IV.

6.5.2Post Phase Ia Program. Subject to Section 6.5.3, if MTEM has exercised the Co-Development Option in accordance with Section 2.1.2(b), MTEM and Takeda shall [***] of the Co-Development Costs with respect to the Post Phase Ia Program (whether incurred by MTEM or Takeda or their respective Affiliates, licensees, or Sublicensees), subject to Section 2.1.2(b) and Article IV, until, in the case of the delivery of a notice (the “Co-Development Termination Notice”) pursuant to the next sentence, the effective date of the termination of MTEM's Co-Development Option. If, at any point after MTEM’s exercise of the Co-Development Option, MTEM elects to end its Co-Development hereunder, it may do so by providing Takeda with [***] prior written notice (the “Co-Development Termination Notice Period”). MTEM shall continue to be responsible for [***] of the Co-Development Costs incurred prior to the end of the Co-Development Termination Notice Period, in accordance with Section 6.5.2. MTEM shall not be obligated pay for any Co-Development Costs incurred after the end of the Co-Development Termination Notice Period. Effective as of the end of Co-Development Termination Notice Period, Takeda’s milestone obligations under this Article VI shall be reduced to the lower amounts in Column 1 of each applicable table (as if MTEM had not

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

exercised its Co-Development Option), and Takeda shall continue to be obligated to pay royalties at the higher rate set forth in Column 2 of the table in Section 6.4 until the amount of royalties paid to MTEM by Takeda equals, in the aggregate, the MTEM Co-Development Cost Amount (the “Transition Point”), after which, Takeda shall pay royalties at the lower rate set forth in Column 1 of the table in Section 6.4.

6.5.3Without limiting Takeda's rights to defer payment of a portion of Column 2 milestones and royalties in the event that MTEM has not paid to Takeda its Co-Development Costs it owes as set forth above in this Article VI or Takeda's rights to adjust milestones and royalties as set forth in Section 6.5.2, then in the case of any delay in payment of MTEM’s Co-Development Costs (other than those disputed in good faith by MTEM in writing) for more than [***] then Takeda may elect to terminate the Co-Development Period by written notice to MTEM and the Co-Development Period shall terminate if MTEM has not made such payment within [***] after receipt of such notice, such termination of the Co-Development Period effective at the end of such cure period. Upon effectiveness of such termination, Takeda’s obligation to pay the higher milestone amounts and royalty rates (set forth in the applicable Column 2 of each table in this Article VI) shall cease, and Takeda shall thereafter be obligated to pay the lower (Column 1) amounts and rates.

6.5.4Reporting and Payment Mechanics. Unless otherwise decided by the Joint Finance Working Group, for any period of Co-Development, until the end of the Co-Development Period, the Parties shall exchange an estimate of their respective Co-Development Costs for each Calendar Quarter within the last week of the Calendar Quarter and shall provide each other with a forecast of its anticipated Co-Development Costs for the upcoming Calendar Quarter. For each Calendar Quarter, the Parties will report to one another their respective Co-Development Costs within [***] of the end of each Calendar Quarter and will then reconcile the Co-Development Costs so each Party shares its portion of the total Co-Development Costs. The reporting will include a summary of internal costs (based on the FTE Rate) and external costs included within the Co-Development Costs, in the same format as the Early Stage Development Budget. The applicable Party shall issue a corresponding invoice by the [***] of each Calendar Quarter for the prior Calendar Quarter and any payment shall be due in [***] from receipt of such invoice.

6.5.5Disputes. Any dispute as to whether certain costs qualify as Co-Development Costs shall be resolved pursuant to the JSC or Section 12.3.

6.5.6No Double Counting. In no circumstances shall Development Costs incurred by a Party’s Affiliate, licensee or Sublicensee be double counted as Co-Development Costs, and in no circumstances shall any mark-ups among such Party and its applicable Affiliates, licensees or Sublicensees be included as a Co-Development Cost.

Section 6.6Royalty Payment Terms. Royalties shown to have accrued by each Royalty Report provided for under this Article VI shall be due on the date such Royalty Report is due pursuant to Section 6.11.2.

Section 6.7Payment Method. All payments by Takeda to MTEM, or payments by MTEM to Takeda in the case of Co-Development, under this Agreement, shall be paid in U.S. Dollars, and all such payments shall be made by bank wire transfer in immediately available funds to the bank account designated by MTEM in writing; provided, that such account

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

information is provided to Takeda at least [***] prior to any such payment becoming due hereunder.

Section 6.8Late Payments. If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest shall thereafter accrue on the sum due to such Party from the due date until the date of payment at a per-annum rate of [***] over the then-current LIBOR prime rate reported in The Wall Street Journal or the maximum rate allowable by Applicable Law, whichever is lower.

Section 6.9Exchange Control. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country in the Territory where any Licensed Product is sold, payment shall be made through such lawful means or method as the Parties reasonably shall determine.

Section 6.10Taxes; Withholding Taxes. The amounts payable pursuant to this Agreement (“Payments”) shall not be reduced on account of any Taxes unless required by Applicable Law. Takeda shall deduct and withhold from the Payments any Taxes that it is required by Applicable Law to deduct or withhold. Notwithstanding the foregoing, if MTEM is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable withholding tax, it may deliver to Takeda or the appropriate governmental authority the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Takeda of its obligation to withhold tax. In such case Takeda shall apply the reduced rate of withholding, or not withhold, as the case may be, provided that Takeda is in receipt of evidence, in a form reasonably satisfactory to Takeda, for example MTEM’s delivery of all applicable documentation at least [***] prior to the time that the Payments are due. If, in accordance with the foregoing, Takeda withholds any amount, it shall pay to MTEM the balance when due, make timely payment to the proper taxing authority of the withheld amount, and send MTEM proof of such payment within [***] following that payment.

MTEM shall cooperate with Takeda (at Takeda’s expense) in seeking any tax exemption or credits that may be available to Takeda with respect to the Licensed Products or any CD38 SLT-A Fusion Proteins, including the tax credit available under section 45C of the Internal Revenue Code by reason of Takeda’s research and development expenditures contributing to any Licensed Product being granted orphan drug status by the FDA.

Section 6.11Royalty Reports; Exchange Rates.

6.11.1For so long as any Royalty Term or Co-Development Royalty Term, as applicable, remains in effect, Takeda shall, with respect to each Calendar Quarter (or portion thereof), provide a written report showing, on a consolidated aggregated basis in reasonable detail (a) the Net Sales of Licensed Products sold by Takeda, its Affiliates and its Sublicensees in the Territory during the corresponding Calendar Quarter on which royalties are due (b) the royalties payable in U.S. Dollars, if any, which shall have accrued hereunder based upon such Net Sales of Licensed Products, (c) the withholding taxes, if any, required by law to be deducted in respect of such royalties, (d) the dates of the First Commercial Sale of each Licensed Product in each country in the Territory for which royalties are due hereunder, if it has occurred during the corresponding Calendar Quarter, and (e) the exchange rates (as determined pursuant to Section 6.11.3 herein) used in determining the royalty amount expressed in U.S. Dollars (each, a “Royalty Report”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.11.2Royalty Reports shall be due within [***] following the end of the Calendar Quarter to which such Royalty Report relates. Takeda shall keep complete and accurate records in sufficient detail to properly reflect all Net Sales and to enable the royalties payable hereunder to be determined. For clarity, “sufficient detail” shall not require Takeda to keep any records thereof beyond records that it maintains in the ordinary course and shall not be required to divulge the proprietary information of any Third Party.

6.11.3With respect to sales of Licensed Products invoiced in U.S. Dollars, Net Sales and royalties payable shall be expressed in U.S. Dollars. With respect to sales of Licensed Products invoiced in a currency other than U.S. Dollars, Net Sales and royalties payable shall be expressed in the currency of the invoice issued by the Party making the sale together with the U.S. Dollars equivalent of the royalty due, calculated using the average quarter-end rate of exchange for a given Calendar Quarter published in the East Coast Edition of the Wall Street Journal during the applicable Calendar Quarter.

Section 6.12Audits.

6.12.1Upon the written request of a Party and with at least [***] prior written notice, but not [***] the other Party shall permit an independent certified public accounting firm of internationally recognized standing, selected by such first Party and reasonably acceptable to such other Party, at such first Party’s sole cost and expense (except as set forth in this Section 6.12), to have access during normal business hours to such of the records of such other Party as required to be maintained under this Agreement to verify: (a) the accuracy of the Royalty Reports due hereunder, in the case of MTEM, (b) the accuracy of the Supply Price, in the case of Takeda, or (c) during the period the Parties are sharing Development Costs pursuant to Section 6.5, the accuracy of and support for the Development Costs claimed by the other Party. Such accountants may audit records relating to Royalty Reports, the Supply Price or Development Costs, as applicable, made for any year ending not more than [***] prior to the date of such request. The accounting firm shall disclose to the Party requesting such audit its findings as to whether the Royalty Reports, the Supply Price or the Development Costs, as applicable, were correct or not, together with the specific details concerning any discrepancies, and such information shall be shared at the same time with the other Party. No other information obtained by such accountants shall be shared with the Party requesting such audit.

6.12.2If such accounting firm concludes that any royalties were owed but not paid to MTEM, Takeda shall pay the additional royalties within [***] following the date MTEM delivers to Takeda such accounting firm’s written report so concluding, together with the interest payment required by Section 6.8. If such accounting firm concludes that the Supply Price charged by MTEM was inconsistent with the definition therefor and such inconsistency resulted in an overpayment by Takeda hereunder, MTEM shall reimburse Takeda such overpayment within [***] following the date Takeda delivers to MTEM such accounting firm’s written report so concluding, together with the interest payment required by Section 6.8. The fees charged by such accounting firm shall be paid by the Party requesting such audit; provided, that if the audit discloses that (a) the royalties payable by Takeda for the audited period are more than [***] of the royalties actually paid for such period, then Takeda shall pay the reasonable fees and expenses charged by such accounting firm, (b) the Supply Price payable by Takeda for the audited period is less than [***] of the Supply Price actually paid for such period, then MTEM shall pay the reasonable fees and expenses charged by such accounting firm, or (c) if, during the period Development Costs are being shared by the Parties pursuant to Section 6.5, the share of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the other Party’s Development Costs payable by such Party pursuant to Section 6.5 is less than [***] of the amounts actual paid by such Party for such Development Costs, then the audited Party shall pay the reasonable fees and expenses charged by such accounting firm. If such accounting firm concludes that the royalties paid were more than what was owed during such period, MTEM shall refund the overpayments within [***] following the date MTEM receives such accounting firm’s written report so concluding.

Section 6.13Confidential Financial Information. The Parties shall treat all financial information subject to review under this Article VI or under any sublicense agreement as Confidential Information of such Party as set forth in Article VII, and shall cause its accounting firm to retain all such financial information in confidence under terms substantially similar to those set forth in Article VII and with respect to each inspection, the independent accounting firm shall be obliged to execute for each Party’s benefit a reasonable confidentiality agreement prior to commencing any such inspection.

Article VII
CONFIDENTIALITY

Section 7.1Non-Disclosure Obligations. Except as otherwise provided in this Article VII during the Term and for a period of [***] thereafter, each Party and their respective Affiliates shall maintain in confidence, and use only for purposes as expressly authorized and contemplated by this Agreement, all Confidential Information. “Confidential Information” means all confidential or proprietary information (including information relating to such Party’s research programs, development, marketing and other business practices and finances), data, documents or other materials supplied by the other Party or their respective Affiliates under this Agreement, including such information that is marked or otherwise identified as “Confidential”; provided that, notwithstanding anything to the contrary, Confidential Information constituting [***] or relating exclusively to one or more [***] or [***] (“Product Information”) shall be considered the Confidential Information of both MTEM and Takeda (except for any [***] which shall in all cases constitute the Confidential Information of Takeda only (and MTEM shall be considered the receiving Party with respect thereto regardless of which Party generated such [***])) and the terms of this Agreement shall be Confidential Information of both Parties (and both Parties shall be deemed the receiving Party with respect thereto). Without limiting the foregoing, each Party shall use at least the same standard of care as it uses to protect its own Confidential Information to ensure that its and its Affiliates’ employees, agents, consultants, clinical investigators and any sublicensees or subcontractors only make use of the other Party’s Confidential Information for purposes as expressly authorized and contemplated by this Agreement and do not disclose or make any unauthorized use of such Confidential Information.

Section 7.2Permitted Disclosures.

7.2.1Notwithstanding the foregoing, but subject to the last sentence of this Section 7.2, the provisions of Section 7.1 shall not apply to information, documents or materials that the receiving Party can conclusively establish:

(a)have become published or otherwise entered the public domain or become generally available to the public other than by breach of this Agreement by the receiving Party or its Affiliates;

(b)are permitted to be disclosed by prior consent of the other Party;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)have become known to the receiving Party by a Third Party, provided such Confidential Information was not obtained by such Third Party directly or indirectly from the disclosing Party on a confidential basis;

(d)prior to disclosure under this Agreement or the Multi-Target Agreement, was already in the possession of the receiving Party, its Affiliates or Sublicensees; or

(e)have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information (hereunder or under the Multi-Target Agreement, as defined therein);

provided that the exceptions described in clauses (d) and (e) of this Section 7.2.1 shall not apply with respect to Confidential Information constituting (i) in the case of MTEM as the disclosing Party, MTEM Program Know-How that was conceived, discovered, developed or otherwise made by Takeda, (ii) in the case of Takeda as the disclosing Party, Takeda Program Know-How conceived, discovered, developed or otherwise made by MTEM, (iii) Know-How included in the Joint Background IP, (iv) Product Program Know-How or (v) Product Information.

7.2.2Each Party may also disclose Confidential Information as set forth below in this Section 7.2.2. Notwithstanding the disclosures permitted under Section 7.2.2, any Confidential Information so disclosed shall remain subject to the confidentiality obligations of Section 7.1, unless and until any exceptions described in Section 7.2.1 shall apply. Either Party may disclose Confidential Information to the extent such disclosure is made:

(a)in response to a valid order of a court of competent jurisdiction or other Governmental Authority or Regulatory Authority or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by Applicable Law, including by reason of filing with securities regulators (including the rules and regulations of any stock exchange or trading market on which the disclosing Party’s (or its parent’s) securities are traded); provided, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order or requirement be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; provided, further, that the Confidential Information disclosed in response to such court or governmental order or Applicable Law shall be limited to that information which is legally required to be disclosed in response to such court or governmental order or Applicable Law (including the rules and regulations of any stock exchange or trading market on which the disclosing Party’s (or its parent’s) securities are traded);

(b)in the case of the Party controlling prosecution of the applicable Program Patent Rights, solely to the extent reasonably necessary to include in a patent application claiming Program Patent Rights; provided, that the Party filing the patent application shall provide at least [***] prior written notice of such disclosure to the other Party, reasonably consider the other Party’s comments in good faith and take reasonable and lawful actions to avoid or minimize the degree of disclosure;

(c)by Takeda, to a Regulatory Authority, as reasonably required or useful in connection with any filing, submission or communication with respect to any CD38

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SLT-A Fusion Protein or Licensed Product; provided, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

(d)to a Sublicensee or Distributor as permitted hereunder; provided, that such Sublicensee or Distributor is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein and Takeda otherwise complies with Section 3.4;

(e)by Takeda, its Affiliates or its or their Sublicensees (or “Sublicensee” as defined in the Multi-Target Agreement) to an actual or potential Third Party Manufacturing, Development or Commercialization collaborator, Distributor, contractor or partner with respect to any Licensed Product or any CD38 SLT-A Fusion Protein contained therein or any Component thereof or otherwise as may be necessary or useful in connection with its exercise of rights or performance of obligations hereunder (including in connection with any litigation with respect thereto) or under the Multi-Target Agreement; provided, that such Third Party recipient is, if practicable, then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein;

(f)by Takeda or to an actual or potential investor in or acquirer of the business to which this Agreement or the Multi-Target Agreement relates; provided, that (i) such Third Party recipient is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein and (ii) Takeda shall provide at least [***] prior notice of (including a copy of) any such proposed disclosure to MTEM and shall not make any such disclosure without first obtaining MTEM’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) with respect thereto in each instance (it being understood that if consent with respect to a specific disclosure is given by MTEM with respect to a particular type of audience of Third Parties (e.g., investors not affiliated with a pharmaceutical company), Takeda may subsequently make such specific disclosure to another member of such audience consistent with such consent without obtaining specific consent from MTEM in such instance); and

(g)by MTEM to actual or potential strategic partners, investors or acquirers; provided, that such disclosures shall be limited to the terms of this Agreement and pre-clinical data and pre-clinical results arising out of the Early Stage Program and shall be limited disclosures that do not divulge or otherwise make available the identity of any CD38 SLT-A Fusion Protein or the targeting moiety contained therein; provided, further, that (i) such Third Party recipient is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein, and (ii) MTEM shall provide at least [***] prior notice of (including a copy of) any such proposed disclosure to Takeda and shall not make any such disclosure without first obtaining Takeda’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) with respect thereto in each instance (it being understood that if consent with respect to a specific disclosure is given by Takeda with respect to a particular type of audience of Third Parties (e.g., investors not affiliated with a pharmaceutical company), MTEM may subsequently make such specific disclosure to another member of such audience consistent with such consent without obtaining specific consent from Takeda in such instance).

7.2.3Press Releases and Other Disclosures to Third Parties. Neither MTEM (or its Affiliates) nor Takeda (or its Affiliates) will, without the prior consent of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

other, issue any press release or make any other public announcement or furnish any statement to any Person (other than either Parties’ respective Affiliates) concerning the existence of this Agreement, its terms and the transactions contemplated hereby, except for (a) the initial press release, which will be mutually agreed upon by the Parties as soon as practicable following the Effective Date, (b) disclosures made in compliance with Section 7.1, Section 7.2 and Section 7.3, (c) disclosures made to attorneys, consultants, and accountants retained to represent the Parties in connection with the negotiation and consummation of the transactions contemplated hereby, and (d) press releases by Takeda, in its sole discretion, regarding Takeda’s activities under this Agreement with respect to a Licensed Product. In addition, if so required, first approval by a Party of the contents of a press release or public disclosure shall constitute permission of a Party to use such same contents subsequently, without submission of the press release or public disclosure to a Party for approval.

Section 7.3Use of Name. Except as expressly provided herein, neither Party shall mention or otherwise use the name, logo or trademark of the other Party or any of its Affiliates or any of its or their Sublicensees (or any abbreviation or adaptation thereof) (including any Product Trademark) in any publication, press release, marketing and promotional material or other form of publicity without the prior written consent of such other Party. The restrictions imposed by this Section 7.3 shall not prohibit (a) Takeda from making any disclosure identifying MTEM to the extent required in connection with its exercise of its rights or obligations under this Agreement or the Multi-Target Agreement or (b) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted).

Section 7.4Publications Neither Party may publish, present or announce results, either orally or in writing (a “Publication”), of (a) the Early Stage Program without written consent of the other Party or (b) the Post Phase Ia Program without complying with the provisions of this Section 7.4; provided that, without limiting what is below, MTEM shall not make any such Publication without Takeda’s prior written consent. A Party wishing to make such a Publication will provide the other Party with a copy of the proposed Publication The other Party shall have [***] from receipt of such a proposed Publication to provide comments or proposed changes to the publishing Party. The publishing Party shall (i) in the case of Publications of results of the Early Stage Program, take into account the comments or proposed changes made by the other Party on any Publication, shall provide a final review of the Publication and shall agree to designate employees or others acting on behalf of the other Party as co-authors on any Publication describing results to which such persons have contributed in accordance with standards applicable to authorship of scientific publications, or (ii) in the case of Publications of results from the Post Phase Ia Program, consider the comments or proposed changes made by the other Party. If the other Party reasonably determines that the Publication would entail the public disclosure of such Party’s Confidential Information or of a patentable invention upon which a patent application should be filed prior to any such disclosure, submission of the concerned Publication to Third Parties shall be delayed for such period as may be reasonably necessary for deleting any such Confidential Information of the other Party (if the other Party has requested deletion thereof from the proposed Publication), or the drafting and filing of a patent application claiming such invention, provided such additional period shall not exceed [***] from the date the publishing Party first provided the proposed Publication to the other Party. Notwithstanding anything to the contrary in the foregoing, with respect to any Publications by investigators or other Third Party collaborators of Takeda, such materials shall

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

be subject to review under this Section 7.4 only to the extent that Takeda has the right and ability (after using commercially reasonable efforts) to do so.

Section 7.5Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason, with respect to Confidential Information to which such non-requesting Party does not retain rights under the surviving provisions of this Agreement or under the Multi-Target Agreement, each Party shall, upon and in accordance with the other Party’s request in writing, either: (a) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or (b) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain such Confidential Information (i) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (ii) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 7.1. In addition, in the case of any expiration or termination of this Agreement, MTEM shall promptly deliver to Takeda at Takeda’s sole cost and expense any and all materials within the Takeda Program IP, including any master cell banks, working cell banks and fusion proteins that contain or encode any targeting moiety within the Takeda Program Know-How or Takeda Background Know-How.

Article VIII
INTELLECTUAL PROPERTY OWNERSHIP

Section 8.1Disclosure of Inventions. Each Party shall promptly disclose to the other Party any Program IP (except that Takeda shall have no obligation to disclose any Takeda Targeting Moiety IP to MTEM).

Section 8.2Intellectual Property.

8.2.1Background IP. As between the Parties, subject to the licenses and rights of reference granted in Article III, each Party shall own and retain all right, title and interest in and to any and all Background IP solely owned by such Party and each Party shall own an equal and undivided interest in and to any Joint Background IP except as follows: MTEM hereby assigns and transfers to Takeda all of its right, title and interest in and to any and all Project Technology and Project IP (as defined under the 2016 Research Collaboration Agreement and under the IPA) that relates solely to (a) [***] or (b) [***]. Takeda hereby assigns and transfers to MTEM all of its right, title and interest in and to any and all Project Technology and Project IP (as defined under the 2016 Research Collaboration Agreement and under the IPA) that relates solely to [***]. Subject to the licenses granted hereunder and under the Multi-Target Agreement (if applicable), (i) Takeda may use the Joint Background IP for any and all purposes and (ii) if MTEM exercises its Co-Development Option and does not provide a Co-Development Termination Notice, MTEM may use the Joint Background IP for any purposes (if any) outside the scope of the Exclusive License.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.2.2Takeda Program IP. As between the Parties, subject to the licenses granted in Article III, Takeda shall own and, subject to the licenses granted in Article III, retain all right, title and interest in and to any and all Takeda Program IP. MTEM shall, and does hereby, assign to Takeda and will cause each of its officers, directors, employees, Affiliates, subcontractors and agents to assign to Takeda all such right, title and interest in and to any Takeda Program IP, without additional compensation, as is necessary to fully effect the sole ownership provided for in the first sentence of this Section 8.2.2.

8.2.3MTEM Program IP. As between the Parties, subject to Section 3.9 and the licenses and rights of reference granted in Article III, MTEM shall own and retain all right, title and interest in and to any and all MTEM Program IP. Takeda shall, and does hereby, assign to MTEM and will cause each of its officers, directors, employees and Affiliates, to assign to MTEM all such right, title and interest in and to any MTEM Program IP, without additional compensation, as is necessary to fully effect the sole ownership provided for in the first sentence of this Section 8.2.3.

8.2.4Product Program IP. As between the Parties, and subject to the licenses and rights of reference granted in Article III, [***] own and retain an equal, undivided interest in and to any Product Program IP. Subject to the licenses granted hereunder and under the Multi-Target Agreement if applicable, [***] may use the Product Program IP for any purpose without consent or accounting by [***] except (a) in the case of [***], for purposes within the scope of the [***] and (b) in the case of [***], subject to the terms of this Agreement within the scope of the [***].

8.2.5Other Program IP. As between the Parties, subject to the licenses and rights of reference granted in Article III, each Party shall own and retain all right, title and interest in and to any and all Other Program IP (other than Joint Other Program IP) that is conceived, discovered, developed or otherwise made solely by or on behalf of such Party (or its Affiliates or its or their sublicensees or (sub)contractors), whether or not patented or patentable and any and all Patent Rights and other intellectual property rights with respect thereto. As between the Parties, subject to the licenses and rights of reference granted in Article III, the Parties shall each own and retain an equal, undivided interest in and to any and all Joint Other Program IP. Subject to the licenses and rights of reference granted in Article III and, in the case of MTEM, its exclusivity obligations hereunder, each Party (and its Affiliates) shall have the right to Exploit the Joint Other Program IP without a duty of seeking consent of or accounting to the other Party (and to the extent such consent is required by Applicable Law, such consent is hereby granted) (except that such right shall be subject to any restrictions or exclusive licenses in this Agreement or any other written agreement between the Parties, including the Multi-Target Agreement); provided, that neither Party shall have the right to disclose (except as provided in Section 7.2) or license (except as may be permitted under Article III) any Joint Other Program IP to any Third Party without the consent of the other Party.

8.2.6United States Law. The determination of whether Know-How, Improvements and inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent Rights, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Effective Date irrespective of where or when such conception, discovery, development or making occurs. Each Party shall, and does hereby, assign, and shall cause its Affiliates and its and their sublicensees to so assign,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

to the other Party, without additional compensation, such right, title and interest in and to any Know-How, Improvements and other inventions as well as any intellectual property rights with respect thereto, as is necessary to fully effect, as applicable, the sole or joint ownership specified in this Article VIII.

Section 8.3Patent Prosecution and Maintenance.

8.3.1MTEM Prosecution and Maintenance. MTEM shall have the first right and authority, but not the obligation, to prepare, file, prosecute and maintain the MTEM Background Patent Rights, the MTEM Program Patent Rights and any Other Program Patent Rights solely owned by MTEM on a worldwide basis and to be responsible for any related pre-grant and post-grant administrative proceedings (including interference, re-issuance, re-examination and opposition proceedings), in each case, at MTEM’s sole cost and expense. MTEM shall keep Takeda reasonably informed and provide reasonable opportunity for Takeda to comment with respect to all material steps with regard to the preparation, filing, prosecution and maintenance of such Patent Rights (including any patent administrative proceeding), and shall reasonably consider such comments in good faith. If MTEM decides not to file for or continue prosecuting any such Patent Rights, then MTEM shall so notify Takeda in writing (which written notice shall be at least [***] before any relevant deadline after considering any extension for such continued prosecution of those Patent Rights). Thereafter, Takeda shall have the right, but not the obligation, to engage in the activities set forth in this Section 8.3.1 with respect to such Patent Rights, as applicable, at Takeda’s sole expense.

8.3.2Takeda Prosecution and Maintenance.

(a)Takeda (or its Affiliate or Sublicensee) shall have the sole right and authority, but not the obligation, to prepare, file, prosecute and maintain the Takeda Background Patent Rights, the Takeda Program Patent Rights and the Other Program Patent Rights solely owned by Takeda on a worldwide basis, and to be responsible for any pre-grant and post-grant patent administrative proceedings, as well as Extensions. Takeda shall be responsible for all costs and expenses in connection with the preparation, filing, prosecution and maintenance of any such Patent Rights.

(b)At Takeda’s election in its sole discretion, with respect to any Takeda Program Patent Right or Takeda Background Patent Right related to a Takeda Targeting Moiety, Takeda may afford to MTEM joint ownership in such Patent Right by written notice to MTEM. In such a case, (i) Takeda and MTEM shall each have an equal undivided ownership interest in such Patent Right and (ii) MTEM shall and hereby does grant to Takeda an exclusive, royalty-free, irrevocable, perpetual license under such Patent Rights for all purposes. For clarity, Takeda shall retain all rights under this Article VIII with respect to such Patent Right as a Takeda Program Patent Right or Takeda Background Patent Right notwithstanding such joint ownership, including with respect to prosecution and maintenance, including Extensions, enforcement and defense, and MTEM shall cooperate with respect thereto.

8.3.3Prosecution and Maintenance of Jointly Owned IP. The Parties shall cooperate and [***] all demonstrated reasonable costs and expenses in connection with the preparation, filing, prosecution and maintenance of Patent Rights in the Joint Background IP, [***] and Joint Other Program Patent Rights, using mutually acceptable counsel, during the periods when the Parties are engaged in Co-Development, including during the Co-Development

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Period after exercise by MTEM of the Co-Development Option, with decision making authority delegated to the Joint Patent Committee and with Takeda having [***] only with respect to claims in such Patent Rights directed [***] Except during the Co-Development Period, Takeda shall control the prosecution and maintenance of such Patent Rights during the Post Phase Ia Program and thereafter, subject to the cooperation provisions in Section 8.3.5.

8.3.4Step-In Rights. If Takeda decides in any country not to file, prosecute or, maintain a Patent Rights in the Joint Background IP, a [***] or Joint Other Program Patent Right, or intends to allow such a Patent Right to lapse or become abandoned without having first filed a substitute Patent Right, Takeda shall notify and consult with MTEM of such decision or intention at least [***] prior to the date upon which the subject matter of such Patent Right shall become unpatentable or such Patent Right shall lapse or become irrevocably abandoned, and MTEM shall thereupon have the right (but not the obligation) to assume the prosecution and maintenance thereof at its own expense with counsel of its own choice, subject, at all times, to Takeda’s licenses hereunder and coordination through the Joint Patent Committee. If MTEM later decides not to file, prosecute or maintain such Patent Right, it shall notify Takeda within the [***] period specified above in this Section 8.3.4, mutatis, mutandis, and Takeda shall thereupon have the right, but not the obligation, to assume the prosecution and take the prosecution and maintenance thereof at its own expense with counsel of its own choice without any further obligation to MTEM.

8.3.5Cooperation. The Parties shall at all times fully cooperate with each other in order to reasonably implement the foregoing provisions of this Section 8.3. Such cooperation may include each Party’s execution of necessary legal documents, coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, non-obviousness, written description, enablement, estoppel and double patenting), and the assistance of each Party’s relevant personnel and the transfer of the applicable patent files to the prosecuting Party. In the case that any proposed filing by Takeda with respect to any Patent Rights covered by this Section 8.3 discloses [***] disclosed or claimed by any Patent Rights as to which MTEM has the right to prosecute under this Section 8.3, then the Parties will use good faith efforts to coordinate filings with respect to such species Patent Rights so that such filings by Takeda are made no [***] that filings by MTEM with respect to the corresponding [***] Patent Rights filed by MTEM (provided, however, that the foregoing coordination shall (a) not unreasonably delay Takeda from making any filing with respect to any such Patent Rights and (b) in any event, not delay Takeda from making any such filing by more than [***] after notice by Takeda to MTEM that Takeda is ready to make such proposed filing, which notice shall include a copy of such proposed filing). Without limitation of the foregoing, the Parties shall use good faith, reasonable efforts to avoid creating potential issues in prosecution of the patent applications covered by this Section 8.3. Except as otherwise expressly authorized in this Agreement, Takeda shall not disclose or claim in any patent application, patent or publication any Confidential Information of MTEM without first obtaining MTEM’s prior written consent. Except as otherwise expressly authorized in this Agreement, MTEM shall not disclose or claim in any patent application, patent or publication any Confidential Information of Takeda without first obtaining Takeda’s prior written consent.

8.3.6Patent Term Extension and Supplementary Protection Certificate. As between the Parties, Takeda or its Affiliate or Sublicensee shall at all times have the sole right to make final decisions regarding, and to apply for, patent term extensions based on regulatory approval of Licensed Products in the Territory, including the United States with respect to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

extensions pursuant to 35 U.S.C. § 156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable (collectively, the “Extensions”), including for the Patent Rights in the Joint Background IP or any [***] but excluding the MTEM Background Patent Rights except as specified below. MTEM shall provide prompt and reasonable comments and, as requested by Takeda, assistance with respect thereto as is required under any Applicable Law to obtain such Extension, and shall cooperate in good faith in making decisions regarding, and to apply for, such Extensions as they relate to any of the foregoing Patent Rights. As between the Parties, MTEM shall have the sole right to make final decisions regarding, and to apply for, Extensions for the MTEM Background Patent Rights, the MTEM SLT-A Program Patent Rights and the Other Program IP solely owned by MTEM, but for any such Extensions as they relate to MTEM Background Patent Rights, Takeda may direct MTEM to fill for an Extension if no Extension is available for any Patent Rights in the Joint Background IP or Program Patent Rights with respect to Licensed Products.

8.3.7UPC Opt-Out and Opt-In. MTEM shall, as soon as reasonably practicable on request by Takeda (a) lodge an application with the Registry of the Unified Patent Court in the manner specified by Rule 5 of the Rules of Procedure of the Unitary Patent Court requesting the Opt-Out or Opt-In, as specified by Takeda, of any MTEM Background Patent Right, Patent Right in the Joint Background IP or any Program Patent Right owned solely or jointly by MTEM (or if elected by Takeda, Takeda may lodge such an obligation in the case of any Patent Right in the Joint Background IP or Program Patent Right owned jointly by Takeda), (b) pay the prescribed fee and make such submissions, and (c) take such other actions as may be necessary or useful to secure the Opt-Out or Opt-In, as applicable, of such Patent Right including making any declarations required by Rule 5(3)(e) of the Rules of Procedure of the Unitary Patent Court. Costs of the Parties attributable to the foregoing will be agreed upon by the Parties prior to lodging an application.

8.3.8Common Ownership Under Joint Research Agreements. Notwithstanding anything to the contrary in this Article VIII, Takeda shall have the first right to make an election under 35 U.S.C. § 102(c) when exercising its rights under this Article VIII without the prior written consent of MTEM. If Takeda fails to make such an election within [***] following the date on which the opportunity to make such election arose, then MTEM shall have the right and option to do so at its expense. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h).

8.3.9Joint Patent Committee.

(a)Formation and Composition. The Parties will establish a joint patent committee (the “Joint Patent Committee”) composed of at least [***] of each of Takeda and MTEM, in each case who is a registered patent attorney or patent agent with relevant experience within the field of pharmaceutical patents. A Party may at any time, by written notice to the other Party’s representative on the Joint Patent Committee, change its representative on the Joint Patent Committee or elect to be represented by a delegate at a meeting of the Joint Patent Committee. The Joint Patent Committee will be chaired by the Takeda representative. The Parties may allow additional employees to attend meetings of the Joint Patent Committee subject to the confidentiality provisions of Article VII.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)Functions and Authority. The Joint Patent Committee will be responsible for only the following:

i.Coordinating with the Parties in accordance with Section 8.3.5 to reasonably avoid creating potential issues in prosecution of the patent applications claiming each Party’s respective Patent Rights;

ii.Subject to this Section 8.3, discussing patent prosecution strategy relating to prosecution of Patent Rights in the Joint Background IP, MTEM Background Patent Rights, MTEM Program Patent Rights, Product Program Patent Rights and Other Program Patent Rights (other than those solely owned by Takeda) under this Article VIII, and status updates with respect to such Patent Rights; and

iii.Such other matters as the Parties may mutually agree in writing.

(c)Meetings. During the Term until its disbandment, the Joint Patent Committee will meet in person or by teleconference or videoconference when and as reasonably requested by a representative to the Joint Patent Committee.

(d)Decisions. Each Party shall have [***] on the Joint Patent Committee. The Joint Patent Committee will seek to make all decisions by consensus. In the event that the Joint Patent Committee cannot reach consensus on an issue, then the Party that has the right to control the matter under this Article VIII shall have sole and final decision making authority relating to the matter and shall seek the broadest protection practicable for the Parties under the applicable circumstances. If the matter at issue regards any Joint Other Program IP, Product Program IP or Joint Background IP, and agreement cannot be reached, then [***] additional senior executive members, one from each Party, will be asked to assist the Joint Patent Committee in its decision making process in accordance with this clause (d) by consensus.

(e)Minutes and Reports. The Joint Patent Committee will draft, distribute and maintain accurate minutes of its meetings, including with respect to all proposed decisions and recommended actions or decisions taken, in accordance with policies to be agreed by the Joint Patent Committee.

(f)Duration. Unless earlier terminated by mutual written consent of the Parties, the Joint Patent Committee will be in existence until the expiration of the last to expire of the following: (i) the Program Patent Rights, (ii) Patent Right in the Joint Background IP and (iii) the Takeda Targeting Moiety Patent Rights but only in the case of clause (iii) for as long as MTEM is participating in Co-Development, and (iv) the MTEM Background Patent Rights.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Section 8.4Enforcement of Patent Rights.

8.4.1Notification of Infringement. In the event that a Party becomes aware of an infringement or misappropriation of the intellectual property owned by or licensed to the other Party hereunder, which infringement or misappropriation relates to a CD38 SLT-A Fusion Protein or Licensed Product, it shall promptly notify the other Party and provide such other Party with all details of such infringement or misappropriation of which it is aware (each, an “Infringement Notice”).

8.4.2MTEM shall have the first right, at its sole cost and expense, but not the obligation, to determine the appropriate course of action to enforce the MTEM Background Patent Rights, MTEM Program Patent Rights, and Other Program Patent Rights solely owned by MTEM, or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce such Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to such Patent Rights. MTEM shall in good faith consider the interests of Takeda in conducting the foregoing activities. If MTEM fails to enforce any such Patent Rights with respect to the Manufacture, Commercialization or other activity by any Third Party with respect to a product that competes with any Licensed Product within [***] following any Infringement Notice, then Takeda shall have the right and option to do so at its expense. MTEM shall reasonably cooperate with Takeda in any such action at Takeda’s expense, to enforce such Patent Rights, including being joined as a party to such action if necessary.

8.4.3Takeda Enforcement. Takeda shall have the sole right, at its sole expense, but not the obligation, to determine the appropriate course of action to enforce the Takeda Background Patent Rights, the Takeda Program Patent Rights, and Other Program Patent Rights solely owned by Takeda, or otherwise to abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce such Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to any such Patent Rights. MTEM and Takeda shall fully cooperate with each other, at Takeda’s expense, in any such action to enforce such Patent Rights, including being joined as a party to such action if necessary, including participating in joint or common interest defenses. MTEM will be informed of any settlement discussions.

8.4.4Enforcement of Jointly Owned IP. Takeda shall have the sole right, but not the obligation, to determine the appropriate course of action to enforce the Patent Rights in the Joint Background IP, Product Program Patent Rights and Joint Other Program Patent Rights with respect to the Manufacture, Commercialization or other activity by any Third Party with respect to a product that competes with any Licensed Product or with respect to any other infringement of such Patent Rights, including the sole right to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the such Patent Rights. Takeda and MTEM agree to cooperate with each other and to [***]. If there are any recoveries that exceed the Parties' costs and expenses, then the Parties shall share any recoveries based on the percentage that each Party bore with regard to such costs and expenses (i.e., in the case in which both Parties fulfill such cost sharing obligation, then the Parties will [***]. Such cooperation shall include participating in joint or common interest defenses and in any settlement discussions and in being joined as a party to such action if necessary, with Takeda having final decision-making authority when agreement cannot be reached after all dispute resolution mechanisms set forth in Section 12.3.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.4.5Recoveries. The Party enforcing under this Article VIII shall bear the costs and expenses of such enforcement. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of such enforcement action (whether by way of settlement or otherwise) shall be first allocated to reimburse each Party controlling the enforcement action for its costs and expenses in making such recovery. [***] the Party controlling the enforcement action.

Section 8.5Separate Representation. The Party not bringing an action with respect to an infringement in the Territory under this Article VIII shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action; provided that to the extent such separate representation is retained and used in connection with any cooperation provision of this Article VIII, the Party bringing such action shall reimburse such cooperating Party for the cost of such counsel, if required under this Article VIII.

Section 8.6Trademarks. Takeda shall be responsible for the selection, registration, maintenance and defense of all trademarks for use in connection with the sale or marketing of the Licensed Products (collectively, “Product Trademarks”) at Takeda’s own cost and expense, and Takeda shall own such Product Trademarks. MTEM shall not, and shall not permit its Affiliates to, (a) use in their respective businesses, any trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademark and (b) do any act that endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to any Product Trademark. MTEM shall not, and shall not permit its Affiliates to, attack, dispute or contest the validity of or ownership of any Product Trademark or any registrations issued or issuing with respect thereto, other than any Product Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of any Product Trademarks.

Section 8.7Third Party Actions.

8.7.1Notification of Third Party Action. Each Party shall promptly disclose to the other Party in writing any warning letter or other notice of infringement or misappropriation received by a Party, or any action, suit or proceeding brought against a Party alleging infringement of a Patent Right or misappropriation of intellectual property of any Third Party with regard to any aspect of the conduct by either Party, its Affiliates, sublicensees or Distributors pursuant to this Agreement or a Program, including any defense or counterclaim in connection with an infringement action initiated pursuant to Section 8.4 (each, a “Third Party Action”).

8.7.2Takeda Right to Defend. As between the Parties, Takeda, [***] and through counsel of its choosing, shall have the first right, but not the obligation, to defend against any Third Party Action in the Territory alleging that the Development, Manufacture, Commercialization or other Exploitation of any Licensed Product infringes or misappropriates a Third Party’s intellectual property rights; provided, however, that to the extent such Third Party Action alleges that any SLT-A Technology or any other MTEM Background IP (or any Know-How or Patent Right that, but for any misappropriation by or on behalf of MTEM or any of its Affiliates, would be considered an SLT-A Technology or other MTEM Background IP under this Agreement), or the Exploitation thereof, infringes or misappropriates a Third Party’s intellectual property rights (the “Third Party SLT-A IP”), then MTEM shall be entitled to participate in

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such Third Party Action with its own counsel, [***] and Takeda shall confer with MTEM in the defense and any settlement thereof, and shall consider reasonable recommendations made by MTEM with respect thereto. If Takeda, after consultation with MTEM, obtains a license or other rights from such Third Party to the Third Party SLT-A IP, whether by license, settlement, judgment or otherwise, Takeda shall be entitled to offset a total of up to [***] of the reasonable out-of-pocket costs and expenses of defending or settling such Third Party Action under this Section 8.7.2 (including the payment of any damage awards, settlement amounts or other similar amounts payable to such Third Party for the alleged infringement or misappropriation of such Third Party SLT-A IP, excluding any amounts otherwise deductible under Section 6.4.2(d)) as permitted under Section 6.4.2(g). Nothing in this Section 8.7.2 shall limit MTEM’s obligations under Article X to the extent such Third Party Action relates to a breach of a representation, warranty or covenant of MTEM in Article IX. Any recoveries awarded to Takeda in connection with any Third Party Action defended under this Section 8.7.2 shall be applied first to reimburse each of MTEM and Takeda for its respective reasonable out-of-pocket costs and expenses of defending such claim, suit or proceedings, with the balance of any such recoveries being shared between the Parties [***] to Takeda and [***] to MTEM. For clarity, to the extent such Third Party Action alleges that any Takeda Program IP or Takeda Background IP (or any Know-How or Patent Right that, but for any misappropriation by or on behalf of Takeda or any of its Affiliates, would be considered Takeda Program IP or Takeda Background IP under this Agreement), or the Exploitation thereof, infringes or misappropriates a Third Party’s intellectual property rights and Takeda (with notice to and cooperation with MTEM) obtains a license or other rights from such Third Party to such intellectual property rights, whether by license, settlement, judgment or otherwise, Takeda shall cover all costs and expenses with no offset for defending or settling such Third Party Action under this Section 8.7.2. Takeda shall have the sole and exclusive right to select counsel for such Third Party Actions. MTEM shall have the right to select its own counsel to represent MTEM and consult with Takeda’s selected counsel in any Third Party Action relating to the SLT-A Technology or the MTEM Background IP, or, if MTEM has not delivered a Co-Development Termination Notice and has paid its share of Co-Development Costs in full, the Takeda Targeting Moiety IP and Product Program IP.

8.7.3Consultation; Settlement. The Parties shall consult with one another on all material aspects of the defense and settlement of Third Party Actions. The Parties shall reasonably and in good faith cooperate with each other in all such actions or proceedings. No Party shall admit the invalidity or unenforceability of any Patent Right Controlled by the other Party without the other Party’s prior written consent.

Section 8.8Invalidity or Unenforceability Defenses or Actions.

8.8.1Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Patent Right in the Joint Background IP, Program Patent Rights, the MTEM Background Patent Rights or the Takeda Background Patent Rights by a Third Party of which such Party becomes aware.

8.8.2In the event that such an invalidity or unenforceability allegation or threatened assertion arises in connection with an enforcement proceeding governed by Section 8.4, then the Party controlling such action shall control the defense of any such allegation or assertion.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.8.3In the event that such an allegation or assertion arises outside of an enforcement action under Section 8.4, then the Parties shall discuss in good faith the most favorable approach to defend against any such allegation in light of each Party’s commercial interests in the applicable Patent Rights, including which Party should control the defense of the validity and enforceability of the such Patent Rights except that Takeda shall have the sole right to control the defense with respect to any Program Patent Rights owned or Controlled by Takeda and Takeda Background Patent Rights and the [***] with respect thereto. Takeda shall have the right, but not the obligation, to defend and control the defense of the validity and enforceability of such Patent Rights at its sole expense in the Territory and using counsel of its own choice. If the Party controlling the defense against alleged or threatened assertion of any claim of invalidity or unenforceability with respect to a Program Patent Rights (other than with respect to any Program Patent Rights owned or Controlled by Takeda), Patent Right in the Joint Background IP, or MTEM Background Patent Right elects not to defend or control the defense of the applicable Patent Rights in a suit brought in the Territory or otherwise fails to initiate and maintain the defense of any such claim, suit or proceeding, then the other Party may conduct and control the defense and settlement of any such claim, suit or proceeding using counsel of its own choice at its sole cost and expense. Where a Party controls such an action, the other Party shall have the right to participate in any such claim, suit or proceeding with counsel of its choice at its sole cost and expense (provided, that the controlling Party shall retain control of the defense in such claim, suit or proceeding) and shall cause its Affiliates to, assist and cooperate with the controlling Party, at the controlling Party’s expense, as such controlling Party may reasonably request from time to time in connection with its activities set forth in this Section. In connection with any activities with respect to a defense, claim or counterclaim relating to the Program Patent Rights (other than with respect to any Program Patent Rights owned or Controlled by Takeda) or the MTEM Background Patent Rights pursuant to this Section 8.8, the controlling Party shall (a) consult with the other Party as to the strategy for such activities, (b) consider in good faith any comments from the other Party and (c) keep the other Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such defense, claim or counterclaim, pursuant to Section 8.7.

Section 8.9Takeda Patent Challenge. Takeda or any of its Affiliates or (sub)licensees will provide written notice to MTEM at least [***] prior to initiating any action or proceeding seeking a determination that any Patent Right comprising the [***] or [***] in any country is invalid or unenforceable (including a request for reexamination of any such Patent Right) (such action or proceeding, a “Patent Challenge”), which notice shall (a) state the basis for such Patent Challenge, and (b) include a copy of all relevant prior art or other materials used as the basis for such Patent Challenge. Upon delivery of such notice and during the pendency of any Patent Challenge, all milestone payments and royalties due under this Agreement will be increased by [***] and held in escrow pending the outcome of such Patent Challenge, being paid [***] only upon a finding of validity and enforceability of said Patent Rights covering a Licensed Product, and otherwise said payments and royalties being retained by Takeda (or its Affiliates or (sub)licensees). The foregoing provisions will not apply where MTEM, or any of its Affiliates or licensees, makes any claim or demand under or in connection with any Patent Right, whether informally or in connection with threatened or actual litigation, or whether through an assertion of entitlement to royalties, an action for infringement or otherwise, with respect to a product controlled by Takeda or any of its Affiliates or (sub)licensees (other than a Licensed Product) or the Exploitation thereof, and nothing herein will prejudice Takeda’s (or its Affiliate’s or (sub)licensee’s) ability to challenge the validity or enforceability of such Patent Right.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Article IX
REPRESENTATIONS AND WARRANTIES; COVENANTS

Section 9.1Mutual Representations, Warranties and Covenants. Each Party hereby represents and warrants, as of the Effective Date, and covenants (as applicable) to the other Party as follows:

9.1.1Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

9.1.2Authority and Binding Agreement. As of the Effective Date, (a) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (b) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (c) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms; and (d) its execution of and performance under this Agreement will not violate or breach any obligation or restriction (including any confidentiality or non-competition obligation or any exclusivity restriction) to which such Party is legally bound by contract, judicial order or otherwise.

9.1.3No Conflict. It is not a party to any agreement that would prevent it from granting the rights granted to the other Party under this Agreement or performing its obligations under this Agreement. It has the full right to grant the licenses or sublicenses (as applicable) granted herein and such grant shall not result in the misappropriation of any Third Party intellectual property or violation of such Third Party’s rights with respect thereto. During the Term, it will not enter into any agreement, contract, commitment or other arrangement that could reasonably be expected to conflict with the rights granted to the other Party hereunder or otherwise prevent the other Party from exercising the rights granted to it hereunder. Neither Party shall misappropriate any trade secret of a Third Party in connection with the performance of its activities hereunder.

9.1.4No Debarment. (a) Neither it nor any of its Affiliates has been debarred or is subject to debarment pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States or listed on any Excluded List and (b) neither it nor any of its Affiliates has, to its knowledge, used in any capacity, in connection with the activities to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the FFDCA or analogous provisions of Applicable Law outside the United States, or that is the subject of a conviction described in such Section or analogous provisions of Applicable Law outside the United States, or listed on any Excluded List.

9.1.5Government Authorizations. It will maintain throughout the Term all material permits, licenses, registrations and other forms of authorizations and approvals from any Governmental Authority, necessary or required to be obtained or maintained by such Party in order for such Party to execute and deliver this Agreement and to perform its obligations hereunder in a manner which complies with all Applicable Law.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.1.6IP Infringement. To each Party’s knowledge, as of the Effective Date, (a) the materials to be supplied by such Party for the conduct of the Early Stage Program and (b) the use and practice of the Takeda and MTEM Background IP for the conduct of the Early Stage Program, in each case ((a) and (b)), would not infringe any intellectual property rights of any Third Party.

Section 9.2Additional Representations, Warranties and Covenants of MTEM. MTEM represents and warrants to Takeda as of the Effective Date, and covenants, as specified below.

9.2.1Non-Infringement of MTEM Background Patent Rights by Third Parties. To MTEM’s actual knowledge following reasonable internal due inquiry, there are no activities by Third Parties that would constitute misappropriation or infringement of the MTEM Background Patent Rights within the Territory.

9.2.2Ownership. MTEM Controls the MTEM Background IP, MTEM Program IP, including the SLT-A Technology existing as of the Effective Date, and its interest in any Joint Background IP, Product Program IP or Other Program IP free and clear of all liens and encumbrances that do not conflict with the (a) rights granted Takeda hereunder; (b) rights granted to Takeda under the Multi-Target Agreement; or (c) any other written agreement between the Parties. MTEM has the exclusive right to grant, all rights and licenses (or sublicenses, as the case may be) it purports to grant to Takeda under this Agreement (other than those rights and licenses granted to Takeda in a separate written agreement) and neither such rights and licenses nor any other provision of this Agreement are subject to any in-license or other similar agreements with another Person regarding any intellectual property rights licensed to MTEM hereunder. MTEM has not misappropriated and will not misappropriate any intellectual property of a Third Party in connection with developing the MTEM Background IP, Joint Background IP, Program IP or performing its obligations under the 2016 Research Collaboration Agreement or under this Agreement.

9.2.3Validity and Enforceability. To MTEM’s actual knowledge following reasonable internal due inquiry, MTEM has complied in all material respects with all Applicable Law with respect to the filing, prosecution and maintenance of those MTEM Background Patent Rights or, with respect to any representations and warranties made before the Effective Date, Program Patent Rights owned by MTEM or otherwise of which MTEM has control of such filing, prosecution and maintenance (the “MTEM Prosecution Patent Rights”) and, to MTEM’s actual knowledge following reasonable internal due inquiry, the filing, prosecution and maintenance of all other MTEM Background Patent Rights and Program Patent Rights have been in compliance in all material respects with all Applicable Laws with respect thereto. To MTEM’s knowledge, MTEM has paid all maintenance and annuity fees with respect to the MTEM Prosecution Patent Rights due and all maintenance and annuity fees with respect to all other MTEM Background Patent Rights have been paid when due. No dispute regarding inventorship has been alleged or threatened with respect to the MTEM Prosecution Patent Rights or Program Patent Rights, and to MTEM’s knowledge, with respect to any other MTEM Background Patent Rights or Program Patent Rights.

9.2.4No Action or Claim. There (a) are no actual, pending or, to MTEM’s knowledge, alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the MTEM

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Background IP or, with respect to any representations and warranties made after the Effective Date, involving the Program Patent Rights owned or controlled by MTEM, by or against MTEM or any of its Affiliates, in each case that are in or before any Governmental Authority, and (b) are no actual, pending or, to MTEM’s knowledge, alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the MTEM Background IP, in each case that are in or before any Governmental Authority, which if adversely determined would have a material effect upon the ability of MTEM to use or provide the MTEM Background IP in connection with the activities to be conducted hereunder, or to fulfil its obligations pursuant to the terms of this Agreement.

9.2.5Completeness. Schedule 9.2.5 includes a complete and correct list, in all respects, of all MTEM Background Patent Rights, said Schedule to be updated in a timely manner with relevant MTEM Background Patent Rights.

9.2.6No Required Licenses. Except for a certain license relating to a [***] may desire to take, which may or may not be required to Develop, Manufacture or Commercialize the CD38 SLT-A Fusion Proteins or Licensed Products, no rights or licenses are required under or to practice the MTEM Background IP or MTEM Regulatory Documentation for Takeda to Develop, Manufacture or Commercialize the CD38 SLT-A Fusion Proteins or Licensed Products as contemplated herein other than those granted under Article III.

9.2.7No Prior Written Agreements. Neither MTEM nor any of its Affiliates has previously entered into any written agreement, with respect to or otherwise assigned, transferred, licensed, granted a covenant not to sue, conveyed or otherwise encumbered its entire right, title or interest in or to (a) the MTEM Background IP, MTEM Regulatory Documentation or Joint Background IP, or, solely in the case in which this representation and warranty is made after the Effective Date pursuant to Section, Program Patent Rights or (b) any Patent Right or other intellectual property or proprietary right that would be MTEM Background IP, MTEM Regulatory Documentation or Joint Background IP, but for such assignment, transfer, license, conveyance or encumbrance, in each case ((a) and (b)), that is inconsistent with or otherwise diminish the rights and licenses granted to Takeda under this Agreement.

9.2.8MTEM In-Licenses. As of the Effective Date, MTEM is not a party to any in-license or cross-license with regard to any MTEM Background IP and there are no prior agreements to which MTEM was a party that have surviving obligations that restrict or have an adverse material impact on either Party with respect to the MTEM Background IP. In the event there are any Future MTEM In-Licenses, MTEM shall update Schedule 9.2.8 accordingly. To MTEM’s knowledge, no Third Party Manufacturer or supplier of CD38 SLT-A Fusion Proteins (including any Component thereof) engaged by MTEM as of the Effective Date Controls (as such defined term would apply to such Third Party if such Third Party were a party to this Agreement) any Know-How or Patent Right, that Takeda would be required to license in order for Takeda to manufacture such CD38 SLT-A Fusion Protein (including any such component thereof) as contemplated hereunder without infringing the intellectual property rights of such Third Party.

9.2.9Manufacturing Agreements. There are no exclusivity provisions or any other restrictions in any agreement between MTEM or its Affiliates, on the one hand, and any Third Party Manufacturer of the CD38 SLT-A Fusion Proteins or Licensed Products (including

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

any Component thereof), on the other hand, that would limit Takeda’s ability to have the CD38 SLT-A Fusion Proteins or Licensed Products (including any Component thereof) Manufactured by such Third Party Manufacturer or any other Person following the Technology Transfer.

9.2.10Compliance with Applicable Law. The Development of MTEM Background IP and Project IP (As defined in the 2016 Research Collaboration Agreement) conducted by MTEM and its Affiliates and its and their subcontractors has been conducted in compliance with all Applicable Law in all material respects. To MTEM’s actual knowledge following reasonable internal due inquiry, the pending applications included in MTEM Background Patent Rights are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law and MTEM and its Affiliates have presented all relevant references, documents and information of which it and the inventors are aware to the relevant patent examiner at the relevant patent office where required by law.

9.2.11SLT-As and MTEM Background IP. Schedule 9.2.11 sets forth a true and complete list of SLT-As with respect to which MTEM or its Affiliates Control MTEM Background IP. With respect to each CD38 SLT-A Fusion Protein, (a) MTEM is not a party to any agreement that would prevent it from granting the rights granted to Takeda under this Agreement or performing its obligations under this Agreement, (b) MTEM has the full right to grant the licenses and other rights granted in Article III, as applicable, granted herein and such grant shall not result in the misappropriation of any Third Party intellectual property or violation of any Third Party’s rights with respect thereto and (c) [***].

9.2.12Government Funding. The inventions claimed by the MTEM Background Patent Rights (a) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by any state or the federal government of the United States or any agency thereof, (b) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(e) and (c) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. part 401.

9.2.13CPRIT Agreements.

(a)The CPRIT Agreements have been duly executed by both MTEM and the Cancer Prevention and Research Institute of Texas as of the Effective Date, true and accurate copies of which are to be delivered to Takeda prior to the Effective Date, and shall not, taken as a whole, (i) contain any untrue statement of a material fact or (ii) omit to state any material fact necessary to make the statements or facts contained therein, in light of the circumstances under which they were made, not misleading.

(b)MTEM will ensure that its proprietary engineered toxin body Directed to CD38, MT-4019, is the only CD38 SLT-A Fusion Protein possibly subject to any encumbrance under the CPRIT Agreements, including, but not limited to [***].

9.2.14University IP. No Know-How or inventions (nor any Patent Rights and intellectual property or other proprietary rights) generated by [***] or individuals working on [***] behalf relating to the use or development of methods of making or screening libraries of SLT-A, or compositions of cytotoxic proteins identified therefrom, specific targeting moieties or any Improvements to any of the foregoing whether at, or on behalf of, [***] or otherwise, falls

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

within the scope of MTEM Background Know-How. All Know-How and inventions (and all Patent Rights and intellectual property or other proprietary rights) relating to [***] has been assigned to MTEM or one of its Affiliates, and any milestones or royalties due thereunder will be paid solely by MTEM.

9.2.15The representations and warranties of MTEM in this Agreement and the information, documents and materials furnished to Takeda in connection with its period of diligence prior to the Effective Date, do not, taken as a whole, (a) contain any untrue statement of a material fact or (b) omit to state any material fact necessary to make the statements or facts contained therein, in light of the circumstances under which they were made, not misleading.

Section 9.3Additional Representations, Warranties and Covenants of Takeda. Takeda represents and warrants to MTEM as of the Effective Date, to the actual knowledge of Takeda following reasonable internal due inquiry as of the Effective Date, and covenants, as specified below.

9.3.1Ownership. Takeda Controls the Takeda Background IP, its interest in Joint Background IP and its interest in the Program IP free and clear of all liens and encumbrances that do not conflict with the rights granted to MTEM hereunder other than any rights granted to MTEM under the Multi-Target Agreement or any other written agreement between the Parties. Takeda has the right to grant, all rights and licenses (or sublicenses, as the case may be) it purports to grant to MTEM under this Agreement (other than those rights and licenses granted to MTEM in a separate written agreement) and neither such rights and licenses nor any other provision of this Agreement are subject to any in-license or other similar agreements with another Person regarding any intellectual property rights licensed hereunder. Takeda has not misappropriated and will not misappropriate any intellectual property of a Third Party in connection with developing the Takeda Background IP, Takeda Program IP or performing its obligations under the 2016 Research Collaboration Agreement or under this Agreement.

9.3.2Manufacturing Agreements. There are no exclusivity provisions or any other restrictions in any agreement between Takeda or its Affiliates, on the one hand, and any Third Party Manufacturer of the CD38 SLT-A Fusion Proteins or Licensed Products (including any Component thereof), on the other hand, that would limit MTEM’s ability to have the CD38 SLT-A Fusion Proteins or Licensed Products (including any Component thereof) Manufactured by such Third Party Manufacturer or any other Person as contemplated hereunder.

9.3.3Compliance with Applicable Law. The Development of Takeda Background IP and Project IP (as defined in the 2016 Research Collaboration Agreement) conducted by Takeda and its Affiliates and its and their subcontractors has been conducted in compliance with all Applicable Law in all material respects.

9.3.4Takeda Background IP and Takeda Targeting Moiety IP. With respect to each CD38 SLT-A Fusion Protein, Takeda is not a party to any agreement that would prevent it from granting the rights granted to MTEM under this Agreement or performing its obligations under this Agreement.

Section 9.4Additional Covenants of MTEM.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.4.1MTEM shall not grant a lien on the MTEM Background IP or MTEM’s interest in any Program IP to any Third Party or knowingly permit a lien to be imposed on the MTEM Background IP or MTEM’s interest in any Program IP other than those disclosed to Takeda by MTEM and that do not conflict with the rights granted Takeda hereunder. MTEM will not misappropriate any intellectual property of a Third Party in connection with developing the MTEM Background IP, Program IP or the performance of the Programs or its other obligations under this Agreement.

9.4.2MTEM shall not enter into any agreement with respect to or otherwise assign, transfer, license, convey or otherwise encumber its right, title or interest in or to (a) the MTEM Background IP for use with a CD38 SLT-A Fusion Protein or Licensed Product. MTEM’s interest in any Program IP or MTEM Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (b) any Patent Right or other intellectual property or proprietary right that would be MTEM Background IP, Program IP or MTEM Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case of (a) and (b), that is inconsistent with or otherwise diminishes the rights and licenses granted to Takeda under this Agreement. MTEM shall maintain and perform its obligations under any Future MTEM In-Licenses and maintain such Future MTEM In-Licenses in full force and effect during the Term and will not amend any Future MTEM In-Licenses in a manner than adversely affects Takeda’s rights hereunder, without having first obtained Takeda’s express prior written consent.

9.4.3Without limitation to any product warranty applicable under any Supply Agreement, all Fusion Protein Materials and MTEM Study Materials provided by or on behalf of MTEM hereunder will be Manufactured in conformance with Applicable Law and this Agreement.

9.4.4Neither MTEM nor any of its Affiliates shall use in any capacity, in connection with the performance of the activities hereunder, any Person that has been debarred pursuant to Section 306 of the FFDCA or that is the subject of a conviction described in such section. MTEM shall inform Takeda in writing promptly if it or any such Person that is performing any activities hereunder is debarred or is the subject of a conviction described in Section 306 of the FFDCA or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to MTEM’s knowledge, is threatened, related to the debarment or conviction of it or any such Person performing any activities hereunder.

9.4.5To the extent that any inventions claimed by the MTEM Background IP or Program IP are conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof, MTEM shall comply with the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. part 401.

9.4.6MTEM shall not use any Third Party funding with respect to the performance of the Early Stage Program Activities or the Manufacture of Licensed Products or Components thereof without the prior written consent of Takeda in each case, which consent may be withheld in Takeda’s sole discretion.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.4.7MTEM shall comply with the CPRIT Agreements, shall not amend them without the consent of Takeda, shall notify Takeda of any MTEM breach of the CPRIT Agreements, and shall provide to Takeda any warning and noncompliance notices delivered thereunder.

Section 9.5Additional Covenants of Takeda.

9.5.1Takeda shall not grant a lien on the Takeda Background IP or Takeda’s interest in any Program IP to any Third Party or knowingly permit a lien to be imposed on the Takeda Background IP or Takeda’s interest in any Program IP (excluding liens that do not conflict with the rights granted MTEM hereunder). Takeda will not misappropriate any intellectual property of a Third Party in connection with developing the Takeda Background IP, Program IP or the performance of the Programs or its other obligations under this Agreement.

9.5.2Takeda shall not enter into any agreement with respect to or otherwise assign, transfer, license, convey or otherwise encumber its right, title or interest in or to (a) the Takeda Background IP as part of a CD38 SLT-A Fusion Protein or Licensed Product or Takeda’s interest in any Program IP (including by granting any covenant not to sue with respect thereto) or (b) any Patent Right or other intellectual property or proprietary right that would be Takeda Background IP, or Program IP, but for such assignment, transfer, license, conveyance or encumbrance, in each case of (a) and (b), that is inconsistent with or otherwise diminishes the rights and licenses granted to MTEM under this Agreement.

Section 9.6DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENT RIGHTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

Article X
INDEMNITY; LIMITATION OF LIABILITY

Section 10.1Indemnity.

10.1.1[***] shall defend, indemnify and hold harmless [***] and its Affiliates and Sublicensees and Distributors and their respective directors, officers, employees and agents (the [***]) from and against all liabilities, losses, damages, and expenses, including reasonable attorneys’ fees and costs (collectively, “Liabilities”), incurred by or imposed on any of the [***] as a result of any Third Party claims, suits, actions, terminations or demands (collectively, “Claims”) to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach or non-fulfillment of any representations, warranties or covenants in this Agreement by [***] (b) the negligence, recklessness or willful misconduct of [***] in connection with the performance of its obligations hereunder, (c) violation of Applicable Law by [***] in connection with the performance of its obligations hereunder, or (d) any Third Party agreement to which [***] has been, is or becomes a party, including the [***] except in each

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

case ((a) through (d)), to the extent such Liabilities resulted from any action for which [***] must indemnify [***] under Section 10.1.2(a) or (b).

10.1.2[***] shall defend, indemnify and hold harmless [***], its Affiliates and its and their respective directors, officers, employees and agents (the “[***]”) from and against all Liabilities incurred by or imposed on any of the [***] as a result of any Claims to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach or non-fulfillment of any representations, warranties or covenants in this Agreement by [***], (b) the negligence, recklessness or willful misconduct of [***] in connection with the performance of its obligations hereunder, (c) violation of Applicable Law by [***] in connection with the performance of its obligations hereunder, or (d) the [***] [***] its Affiliates or Sublicensees, except in each case ((a), (b), (c) or (d)), to the extent such Liabilities resulted from any action for which [***] must indemnify [***] under Section 10.1.1.

Section 10.2Procedure.

10.2.1A Party (the “Indemnitee”) that intends to claim indemnification under this Section 10.2 shall promptly provide notice to the other Party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, which notice shall include a reasonable identification of the alleged facts giving rise to such Liability, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to control the defense thereof with counsel selected by the Indemnitor. However, notwithstanding the foregoing, except with respect to any Claim that is a Third Party Action, the process for the defense of which shall be governed by Section 8.7, the Indemnitee shall have the right to participate in, but not control, the defense of any Claim, and request separate counsel, with the fees and expenses to be paid by the Indemnitee, unless (a) representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings or (b) the Indemnitor has failed to assume the defense of the applicable Claim, in which case ((a) or (b)), such fees and expenses shall be paid by the Indemnitor. The Indemnitee shall, and shall cause each of its Affiliates and its and their respective directors, officers, employees and agents, as applicable, to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals and otherwise providing reasonable access to such indemnitees and other employees and agents of the Indemnitee, in each case as may be reasonably requested in connection therewith; provided, that the Indemnitor shall reimburse the Indemnitee for its reasonable and verifiable out-of-pocket expenses in connection therewith. The Indemnitor may not settle any Claim, and the Indemnitee shall not be responsible for or be bound by any settlement of a Claim that imposes an obligation on it, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed.

10.2.2The assumption of the defense of a Claim by the Indemnitor shall not be construed as an acknowledgment that the Indemnitor is liable to indemnify the Indemnitee in respect of the Claim, nor shall it constitute a waiver by the Indemnitor of any defenses it may assert against the Indemnitee’s claim for indemnification. In the event that it is ultimately determined that the Indemnitor is not obligated to indemnify, defend or hold harmless the Indemnitee from and against the Claim, the Indemnitee shall reimburse the Indemnitor for any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and all costs and expenses (including attorneys’ fees and costs of suit) and any Liabilities incurred by the Indemnitor in its defense of the Claim.

Section 10.3Limitation of Liability. EXCEPT (A) IN THE EVENT OF THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE VII OR SECTION 3.9, (B) AS PROVIDED UNDER SECTION 12.13 OR (C) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE X, NEITHER PARTY NOR ANY OF ITS AFFILIATES OR SUBLICENSEES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS SUFFERED BY THE OTHER PARTY AND REGARDLESS OF ANY PRIOR NOTICE OF SUCH DAMAGES.

Section 10.4Insurance. During the Term and thereafter for the period of time required below, each Party shall maintain on an ongoing basis comprehensive general liability insurance in the minimum amount of [***] per occurrence and [***] annual aggregate combined single limit for bodily injury and property damage liability and any other insurance required by Applicable Law. Commencing not later than [***] prior to the first use in humans of a Licensed Product and thereafter for the period of time required below, Takeda shall obtain and maintain on an ongoing basis products liability insurance (including contractual liability coverage on Takeda’s indemnification obligations under this Agreement) in the amount of at least [***] per occurrence and as an annual aggregate combined single limit for bodily injury and property damage liability. All of such insurance coverage may be maintained through a self-insurance plan that substantially complies with the foregoing limits and requirements. Thereafter, Takeda shall maintain such insurance coverage without interruption during the Term and for a period of at least [***] thereafter. Each Party shall provide the other Party at least [***] prior written notice of any cancellation to or material change in its insurance coverage below the amounts and types described above.

Article XI
TERM AND TERMINATION

Section 11.1Term. Unless earlier terminated pursuant to this Article XI, the term of this Agreement (the “Term”) shall commence on the Effective Date and shall remain in full force and effect until the date of expiration of the last to expire relevant Royalty Term or Co-Development Royalty Term, as applicable. Upon expiration of the Royalty Term or Co-Development Royalty Term, as applicable, for a Licensed Product in a country or jurisdiction, the grants in Section 3.3 shall become fully-paid, royalty-free, freely transferable, sublicensable through multiple tiers, perpetual and irrevocable for such Licensed Product in such country or jurisdiction, with no further obligation to MTEM for such Licensed Product.

Section 11.2Termination by Takeda. Takeda shall have the right, at any time, to terminate this Agreement, in its entirety, by providing not less than ninety (90) days’ prior written notice to MTEM of such termination.

Section 11.3Termination for Material Breach.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.3.1Breach. Either Party may (but is not required to and without limitation of any other right or remedy such Party may have) terminate this Agreement for material breach by the other Party (the “Breaching Party”) of this Agreement if the Breaching Party has not cured such breach within [***] after notice thereof (such period, the “Notice Period”) specifying the breach and its claim of right to terminate, other than:

(a)with respect to a breach that cannot be cured within the Notice Period and the Breaching Party commences actions to cure such breach within the Notice Period, in which case the Notice Period shall be tolled (provided, that the Breaching Party thereafter diligently continues such actions); or

(b)with respect to any alleged breach by Takeda of its diligence obligations set forth in Section 2.1.3 and Section 2.3.3 in which case, MTEM shall first provide written notice thereof to Takeda and the Parties shall meet within [***] after delivery of such notice to Takeda to discuss in good faith such alleged breach and Takeda’s Development and Commercialization plans, as applicable, with respect to the applicable Licensed Product, which discussions shall be concluded before MTEM may issue any such termination notice with respect to such alleged breach; provided, that if either Party initiates a dispute resolution procedure under Section 12.3 as permitted under this Agreement to resolve the dispute for which termination is being sought within [***] following the end of the Notice Period and is diligently pursuing such procedure, the Notice Period shall be tolled and the termination shall become effective only if such breach remains uncured for [***] after the final resolution of the dispute through such dispute resolution procedure (or, if the breach cannot be cured within such [***] period, if the Breaching Party commences actions to cure such breach within such period and thereafter diligently continues such actions). It is understood that termination pursuant to this Section 11.3.1 shall be a remedy of last resort and may be invoked only in the case where the breach cannot be reasonably remedied by the payment of money damages. During any cure period under this Section 11.3.1 in response to a notice from Takeda, any obligation of Takeda to pay milestones under Article VI shall be suspended unless and until MTEM has cured the material breach at issue; provided, however, that within [***] after such cure, Takeda shall pay to MTEM all such suspended milestone payments.

11.3.2Insolvency. Either Party may terminate this Agreement in its entirety effective immediately upon written notice to the other Party if, at any time such other Party (a) files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for reorganization (save for solvent reorganization or solvent reconstruction), (b) files for, appoints or suffers appointment of a receiver or trustee of the Party or over substantially all of its assets that is not discharged within [***] after such filing, (c) proposes a written agreement of composition or extension of substantially all of its debts, (d) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within [***] of the filing thereof, (e) proposes or is a party to any dissolution or liquidation, (f) admits in writing its inability generally to meet its obligations as they fall due in the general course or (g) makes an assignment of substantially all of its assets for the benefit of creditors.

Section 11.4License Survival Upon Insolvency. All licenses (and to the extent applicable, rights) granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of 11 U.S.C. § 101, et. seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined under the Paragraph 101(35A) of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Bankruptcy Code. The Parties agree that the non-bankrupt Party shall retain and may fully exercise all of its rights and elections under Applicable Law. The Parties further agree that, in the event of the commencement of bankruptcy proceeding by or against a bankrupt Party, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property that is licensed to such Party pursuant to the license grants set forth in Article III, but only to the extent set forth in such license grants, and all embodiments of such intellectual property; and the same, if not already in the other Party’s possession, shall be promptly delivered to the other Party (a) upon any such commencement of a bankruptcy proceeding, upon the other Party’s written request therefor (which request must identify the specific intellectual property), unless the bankrupt Party (or trustee on behalf of the bankrupt Party) elects within [***] to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, upon rejection of this Agreement by or on behalf of the bankrupt Party, upon written request therefore by the other Party.

Section 11.5Effect of Expiration and Termination.

11.5.1General Effects. Except where explicitly provided within this Agreement, expiration or termination of this Agreement in its entirety as applicable for any reason, or expiration of this Agreement, will not affect any obligations, including payment of any royalties or other sums which have accrued as of the date of termination or expiration. Notwithstanding the foregoing, but subject to Section 11.1, upon expiration or termination of this Agreement, the Parties’ obligations pursuant to Section 3.9 will [***] terminate in full. Following the delivery of a notice of termination of this Agreement, Takeda shall not be responsible for the payment of any future milestones under this Agreement other than those that were due prior to the delivery of the notice of termination. Except as needed in order to permit the sell-off activities set forth in Section 11.5.2, upon termination of this Agreement in its entirety, all licenses granted by either Party to the other Party hereunder (other than the licenses granted in Section 3.2, which will survive except that the license granted the terminated Party in the case of a termination under Section 11.3 shall terminate) shall terminate and all sublicenses granted by either Party thereunder, shall [***] terminate. For clarity, the Program with respect to the terminated Licensed Products shall terminate effective upon receipt of notice of termination. Upon expiration or termination of this Agreement in its entirety, the Parties will agree upon and implement a plan for the orderly transition or winding down of any in-process regulatory filings or Clinical Trials in a manner consistent with Applicable Laws and standards of ethical conduct of Clinical Trials.

11.5.2Sell-Off. In the case that the licenses granted to Takeda with respect to one or more Licensed Products, notwithstanding such termination, Takeda shall have the right to complete (or have completed) the Manufacture of any work-in-process Licensed Products or Components thereof and sell any existing inventory of Licensed Product(s) (if applicable) with respect to the terminated Licensed Product for a period of up [***] following such termination, subject to Takeda’s obligation to make corresponding payments with respect to any such sales pursuant to Section 6.4.

11.5.3Effect of Termination by Takeda for Convenience, or by MTEM for Material Breach by Takeda or Takeda Insolvency. If MTEM terminates this Agreement in its entirety pursuant to Section 11.3.1 or Section 11.3.2, or Takeda terminates this Agreement in its entirety pursuant to Section 11.2, then, in addition to Section 11.5.1 and Section 11.5.2, MTEM

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

may request, no later than [***] after the effective date of termination, a written agreement setting forth the following terms and other reasonable and customary license terms:

(a)(i) If MTEM exercised the Co-Development Option and has not delivered a Co-Development Termination Notice, Takeda would grant to MTEM, effective as of the effective date of such termination, a worldwide, exclusive, sublicensable, royalty-bearing license under Takeda’s interest in the Joint Background IP and the Product Program IP and a non-exclusive, sublicensable, royalty-bearing license (where the royalties are set forth on Exhibit 11.5.3) under the Takeda Targeting Moiety IP, and Takeda Background IP (but only to the extent such Takeda Background IP was used during the Term in connection with the Licensed Products that incorporate or are comprised of the CD38 SLT-A Fusion Proteins listed in the Recitals and are in clinical development or being commercialized as of the effective date of termination of this Agreement (“Reversion Products”)) that relates to the Reversion Products and is necessary for the Development, Manufacture or Commercialization of Reversion Products, in each case solely to Develop, Manufacture and Commercialize Reversion Products; or (ii) if MTEM has either not exercised the Co-Development Option or a Co-Development Termination Notice has been delivered, then Takeda shall grant the license described above under the Joint Background IP and the Product Program IP on the terms and conditions referenced above but such license shall not include the Takeda Targeting Moiety IP or Takeda Background IP; if MTEM desires a license to Takeda Targeting Moiety IP or Takeda Background IP for the purposes described above, then MTEM shall notify Takeda in writing within [***] of the effective date of termination whether or not it desires to take such license and if so, then the terms of such license, including additional financial compensation to Takeda, shall be negotiated in good faith for a period of [***] after receipt of such notice from MTEM;

(b)MTEM shall pay to Takeda (i) the development milestones and royalties set forth in Exhibit 11.5.3 and (ii) the amounts payable by [***] in each case ((i) and (ii)) to the extent arising from MTEM’s (or its Affiliates or (sub)licensees' Development, Manufacture or Commercialization of the Reversion Products), and Section 6.6 through Section 6.11 shall apply, mutatis mutandis, with respect to MTEM’s calculation, reporting and payment of such milestones and royalties on the Reversion Products In addition, MTEM shall be entitled to applicable step downs in Section 6.4.2, mutatis mutandis, except that aggregate deductions shall not exceed [***] and any portions of Section 6.4.2 that is specific to circumstances where the Co-Development Option has been exercised shall be ignored;

(c)Takeda shall transfer and assign to MTEM all right, title and interest in any regulatory filings (including, but not limited to, INDs and European Union Clinical Trial Authorizations) made by Takeda or any of its Affiliates relating solely to Reversion Products, all regulatory materials relating solely to Reversion Products, and all non-clinical, clinical and other reports, records, data and other information developed or generated by or for Takeda or any of its Affiliates that relates solely to the Reversion Products that are reasonably required for MTEM to continue Development and Commercialization and to satisfy requirements imposed by applicable Regulatory Authorities with respect to the Reversion Products;

(d)Takeda shall use good faith efforts to continue any ongoing Clinical Trials and shall cooperate with MTEM to effect an orderly transfer of Development, Manufacturing and regulatory responsibilities with respect to the relevant Licensed Product as promptly as practicable, at MTEM’s expense, including by (i) continuing to perform the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Development activities for which Takeda is responsible as assigned to Takeda under any applicable Program Plan until entry into a written agreement with MTEM setting forth the license terms following the effective date of termination of this Agreement, (ii) transferring to MTEM all quantities of Licensed Product required to complete any Clinical Trials underway at the time of such termination and (iii) transferring the Manufacturing process for Licensed Products to MTEM or its designee;

(e)At MTEM’s written request (and at MTEM’s cost and no cost to Takeda), to the extent Takeda has the right to do so, the license shall include a sublicense under Takeda’s rights in any or all Third Party agreements (including Existing Third Party Agreements) to the extent reasonably necessary for the Development, Manufacture or Commercialization of Licensed Products; for any such agreement for which Takeda does not have the right to grant a sublicense as contemplated under this clause (e), Takeda shall use commercially reasonable efforts to obtain consent to sublicense but in no event shall Takeda be required to provide any financial consideration to the Third Party in order to obtain such consent, unless MTEM pays to Takeda such financial consideration;

(f)Pursuant to a supply agreement to be negotiated in good faith by the Parties at the transfer price paid by Takeda for the applicable Licensed Product, if Takeda sources such product from a Third Party, or at [***] of Takeda's actual, direct costs of manufacture (excluding allocable overhead, depreciation, and the like), Takeda will supply MTEM with commercial quantities of the applicable Licensed Product in the dosage strength, formulation and presentation under Development or being Commercialized by Takeda, in either case, as of the effective date of termination of this Agreement in its entirety until the earlier of [***] after the effective date of termination of the Agreement or establishment by MTEM of an alternative supply for such Licensed Product. Pursuant to an agreed technology transfer plan, at MTEM's expense, Takeda shall also within [***] after MTEM's request, provide to MTEM or its designee all information in its possession with respect to the Manufacture of such Licensed Product reasonably sufficient for the transfer of such Manufacture to MTEM or a mutually agreed upon contract manufacturer organization;

(g)Takeda will consider in good faith, upon MTEM’s request, the transfer or assignment to MTEM all of Takeda’s and its Affiliates’ right, title and interest in and to any trademarks owned by Takeda or its Affiliates that are used (or held for use) solely and exclusively for any Licensed Products (excluding any trademark containing the word “Takeda” or “Millennium”);

(h)The Parties shall coordinate with regard to facilitating an orderly transition or, if MTEM does not desire to proceed, with regard to an orderly wind-down; and

(i)[***] may not exercise its final decision making with regard to setting the terms of the termination license agreement under this Section 11.5.3.

11.5.4Effect of Termination by Takeda for Material Breach or for MTEM Insolvency. If Takeda terminates this Agreement in its entirety pursuant to Section 11.3.1 or Section 11.3.2, for clarity, the consequences set forth in Section 11.5.1 and Section 11.5.2 shall apply.

11.5.5Continuation in Lieu of Termination. If Takeda has the right to terminate this Agreement under Section 11.3 (and MTEM does not dispute such right) but does

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

not elect to exercise such right, this Agreement shall continue in full force and effect with MTEM having the right to exercise its Co-Development Option or its rights to continue Co-Development shall terminate, (a) Takeda shall no longer have any obligations under any of the following: Sections 2.1.3, 2.1.5, 2.3.3, or 3.9.2 or Article VIII and (b) the licenses granted to MTEM hereunder shall terminate, (c) any milestones and royalties due hereunder shall be reduced by [***] of the amount that would otherwise be due under Section 6.2, Section 6.3 and Section 6.4, and (d) Takeda shall have the right to disband any and all committees and decisions within the authority of the applicable committee shall be in the authority of Takeda in its sole discretion. If Takeda has the right to terminate this Agreement under Section 11.3, delivers a notice, but MTEM does not cure the material breach within the specified cure period, then if Takeda later terminates this Agreement in its entirety pursuant to Section 11.2, then Section 11.5.4 shall apply and Section 11.5.3 shall not apply.

11.5.6Survival.

(a)The following provisions will survive expiration of this Agreement: Section 2.1.4, Section 2.1.6, Section 2.2, Section 2.3.1, Section 2.3.2, Section 2.4, Section 3.2, Section 3.3, Section 3.4 (to the extent related to the surviving licenses under Section 3.2 and 3.3), Section 3.5.1, Section 3.6, Section 3.8 (as it relates to any Joint Background IP and any jointly owned Program IP), Section 6.5 (for any Co-Development Costs incurred during the Term and any non-cancellable Co-Development Costs committed prior to the date of the expiration of this Agreement and any wind-down or transfer costs, which shall constitute Co-Development Costs), Section 6.6 (for any royalties on Net Sales of Licensed Products by Takeda made during Royalty Term or Co-Development Royalty Term, whichever is applicable, and either during the Term or pursuant to Section 11.5.2), Section 6.7 through  Section 6.13 (for final royalty reporting and payment), Article VII, Section 8.1, Section 8.2, Section 8.3, Section 8.4, Section 8.5, Section 8.7, Section 8.8, and Article X, Article XI and Article XII(other than 12.7.2).

(b)The following provisions will survive termination of this Agreement: Section 2.1.4, Section 2.4, Section 3.2, Section 3.4 (to the extent related to the surviving licenses under Section 3.2), Section 3.8 (as it relates to any Joint Background IP and any jointly owned Program IP), Section 6.5 (for any Co-Development Costs incurred during the Term and any non-cancellable Co-Development Costs committed prior to the date of the termination of this Agreement and any wind-down or transfer costs, which shall constitute Co-Development Costs), Section 6.6 (for any royalties on Net Sales of Licensed Products by Takeda made during Royalty Term or Co-Development Royalty Term, whichever is applicable, and either during the Term or pursuant to Section 11.5.2), Section 6.7 through Section 6.13, Article VII, Section 8.1, Section 8.2, Section 8.3.3, Section 8.3.4 and, as it relates to surviving Section 8.3.3 and Section 8.3.4, Section 8.3.5, Section 8.7 (for any action ongoing as of the date of termination of this Agreement or any action that relates to conduct under this Agreement during the Term) and Article X, Article XI and Article XII (other than Section 12.7.2).

Article XII
MISCELLANEOUS

Section 12.1Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, first class air mail or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

courier), first class air mail or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this Section 12.1 and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee. This Section 12.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to MTEM:
Molecular Templates, Inc.

185 Hudson Street, Harborside 5, Suite 1510
Jersey City, NJ 07311

Attention: Barbara A. Ruskin, General Counsel

Telephone: [***]

Email: [***]

If to Takeda:
Millennium Pharmaceuticals, Inc.
40 Landsdowne Street

Cambridge, MA 02139

Attention: Legal Department

Telephone: (617) 679-7000

Facsimile: [***]

Section 12.2Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of law principles thereof that may dictate application of the laws of any other jurisdiction. Subject to Section 12.3, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement.

Section 12.3Dispute Resolution. The Parties agree that if any dispute or disagreement (a “Dispute”) in respect of this Agreement arises between Takeda on the one hand and MTEM on the other, or the JSC where Takeda does not have [***] decision-making authority, subject to Section 12.13, the Parties shall follow the following procedure in an attempt to resolve the dispute or disagreement.

12.3.1The Party claiming that such a dispute exists shall give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute.

12.3.2Within [***] following receipt of a Notice of Dispute, the [***] of MTEM and the [***] (or equivalent) of Takeda shall meet at a mutually agreed upon time and location (which may be by phone) for the purpose of resolving such dispute.

12.3.3In the event of a dispute between the Parties requiring resolution by a panel of experts (“Expert Panel”), such dispute shall be resolved in accordance with this Section 12.3.3. Notice from a Party initiating resolution by the Expert Panel shall contain a statement of the issue forming the basis of the dispute, the position of the moving Party as to the proper resolution of that issue and the basis for such position. Within [***] after receipt of such notice,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the responding Party shall submit to the moving Party a statement of its conception of the specific issue in question, its position as to the proper resolution of that issue and the basis for such position.

(a)Within [***] of the responding Party’s response, each Party shall appoint to the Expert Panel an individual who (i) has expertise in the pharmaceutical or biotechnology industry and the specific matters at issue, (ii) is not a current or former director, employee or consultant of such Party or any of its Affiliates, or otherwise has not received compensation or other payments from such Party (or its Affiliates) for the [***] and (iii) has no known personal financial interest or benefit in the outcome or resolution of the dispute, and the appointing Party shall give the other Party written notice of such appointment; provided, that for such appointment to be effective and for such individual to serve on the Expert Panel, such individual must deliver to the other Party a certificate confirming that such individual satisfies the criteria set forth in clauses (i) through (iii) above, disclosing any potential conflict or bias and certifying that, as a member of the Expert Panel, such individual is able to render an independent decision. Within [***] of the appointment of the second expert, the two (2)-appointed experts shall agree on an additional expert who meets the same criteria as described above, and shall appoint such expert as chair of the Expert Panel. If the Party-appointed experts fail to timely agree on a third expert, then upon the written request of either Party, each Party-appointed expert shall, within [***] of such request, nominate one expert candidate and the CPR Institute for Dispute Resolution shall, within [***] of receiving the names of the Parties’ respective nominees, select one of those experts to serve as the chair of the Expert Panel. Each expert shall agree, prior to his or her appointment, to render a decision as soon as practicable after the appointment of the full Expert Panel.

(b)Within [***] of the appointment of the third expert, the Expert Panel shall hold a preliminary meeting or teleconference with the Parties or their representatives and shall designate a time and place for a hearing of the Parties on the dispute and the procedures to be utilized at the hearing. The Parties may agree in writing to waive the hearing and have the Expert Panel reach a decision on the basis of written submissions alone. The Expert Panel may order the Parties to produce any documents or information that are relevant to the dispute. All such documents or information shall be provided to the other Party and the Expert Panel as expeditiously as possible but no later than [***] prior to the hearing (if any), along with the names of all witnesses who will testify at the hearing and a brief summary of their testimony. The hearing shall be held in Boston, MA unless otherwise agreed by the Parties, and shall take place as soon as possible but no more than [***] after the appointment of the third expert, unless the Parties otherwise agree in writing or the Expert Panel agrees to extend such time period for good cause shown. The hearing shall last no more than [***], unless otherwise agreed by the Parties or the Expert Panel agrees to extend such time period for good cause shown. After the conclusion of all testimony (or if no hearing is held after all submissions have been received from the Parties), at a time designated by the Expert Panel no later than [***] after the close of the hearing or the receipt of all submissions, each Party shall simultaneously submit to the Expert Panel and exchange with the other Party its final proposed resolution.

(c)In rendering the final decision (which shall be rendered no later than [***] after receipt by the Expert Panel of the Parties’ respective proposed resolutions), the Expert Panel shall be limited to choosing a resolution proposed by a Party without modification; provided, that in no event shall the Expert Panel render a decision that is inconsistent with the Parties’ intentions as set forth in this Agreement. The agreement of two (2) of the three (3)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

experts shall be sufficient to render a decision and the Parties shall abide by such decision. The decision of the Expert Panel shall be final and binding on the Parties and may be entered and enforced in any court having jurisdiction. The Parties shall share equally the costs and expenses of the Expert Panel.

12.3.4In the event of an unresolved dispute between the Parties involving intellectual property, including any disputes relating to inventorship or the validity, enforceability or scope of any patent or trademark rights shall, but other than as set forth in Section 12.3.3, such dispute shall, at either Party’s election and subject to Section 12.2, be submitted for resolution by a court of competent jurisdiction.

12.3.5In the event of a dispute regarding any payments owing under this Agreement, all undisputed amounts shall be paid promptly when due and the balance, if any, promptly after resolution of the dispute.

Section 12.4Entire Agreement. This Agreement, together with the Exhibits and Schedules attached hereto and the Quality Agreement, contains the entire understanding of the Parties with respect to the specific subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement (other than the Multi-Target Agreement). This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties. The Multi-Target Agreement shall remain in effect by its terms, except that with respect to the Licensed Product and Target and other subject matter of this Agreement, this Agreement shall control.

Section 12.5Severability. Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties shall substitute, by mutual consent, valid provisions for such invalid provisions, in their economic effect, are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement based on such valid provisions. In case such alternative provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

Section 12.6Force Majeure. No Party (or any of its Affiliates) shall be held liable or responsible to the other Party (or any of its Affiliates) hereunder, or be deemed to have defaulted under or breached this Agreement, for failure or delay by such Party in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party (or any of its Affiliates), including fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of God, earthquakes, or omissions or delays in acting by any Governmental Authority (each, an “Event of Force Majeure”); provided, that the affected Party shall exert all reasonable efforts to eliminate, cure or overcome any such Event of Force Majeure and to resume performance of its obligations promptly. Notwithstanding the foregoing, to the extent that an Event of Force Majeure continues for a period in excess of [***], the affected Party shall promptly notify in writing the other Party of such Event of Force Majeure and within [***] of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the other Party’s receipt of such notice, the Parties shall negotiate in good faith either (a) a resolution of the Event of Force Majeure, if possible or (b) an extension by mutual agreement of the time period to resolve, eliminate, cure or overcome such Event of Force Majeure.

Section 12.7Assignment and Change of Control.

12.7.1Assignment. Neither Party may assign its rights or, except as provided in Section 12.8 and Article VIII, delegate its obligations under this Agreement, whether by operation of law or otherwise, in whole or in part (including with respect to any CD38 SLT-A Fusion Protein or any Licensed Product) without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, except that Takeda shall have the right, without such consent, (a) to perform any or all of its obligations and exercise any or all of its rights under this Agreement through any of its Affiliates, Sublicensees or Distributors, and (b) assign any or all of its rights and delegate any or all of its obligations hereunder (including on a CD38 SLT-A Fusion Protein-by-CD38 SLT-A Fusion Protein or Licensed Product-by-Licensed Product basis) to any of its Affiliates or its or their Sublicensees or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement (or the CD38 SLT-A Fusion Protein or Licensed Product(s)) relates; provided that Takeda shall provide written notice to MTEM within [***] after such assignment or delegation. Any permitted successor of Takeda or any permitted assignee of all of Takeda’s rights under this Agreement that has also assumed all of Takeda’s obligations hereunder in writing shall, upon any such succession or assignment and assumption, be deemed to be a party to this Agreement as though named herein in substitution for Takeda, whereupon Takeda shall cease to be a Party to this Agreement and shall cease to have any rights or obligations under this Agreement. All validly assigned rights of Takeda shall inure to the benefit of and be enforceable by, and all validly delegated obligations of Takeda shall be binding on and be enforceable against, the permitted successors and assigns of Takeda. Any attempted assignment or delegation in violation of this Section 12.7 shall be void and of no effect.

12.7.2 Change in Control. MTEM shall notify Takeda in writing as soon as possible after MTEM announces a Change in Control of MTEM (or if the Change in Control will not be publicly announced, then no later than [***] after the signing of the Change in Control). Takeda shall have the right, at its election in its sole discretion, to take one or more of the following actions by written notice to MTEM:

(a)disband any or all of the Joint Steering Committee, the Joint Development Committee and the Joint Manufacturing Committee and the Joint Patent Committee and any other committees or working groups, and terminate the activities of such committees;

(b)undertake any not yet completed Early Stage Program activities of MTEM, if any, solely and exclusively by (or on behalf of) itself (without any consultation with or approval by MTEM) and neither MTEM nor any of its Affiliates shall have the right to receive reports under Section 2.1.5 from and after the date of such Change in Control and in such case MTEM shall cease conducting such activities;

(c)require that (i) the Future Acquirer agree in writing to maintain at least the same level of diligence in performing its obligations under this Agreement, including its

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Manufacturing and its Co-Development payment obligations after the Change in Control, if the Co-Development Option has been exercised, at or above the level of diligence that had been applied prior to the Change in Control, unless otherwise agreed to in writing by the Parties, and (ii) no employee of the Future Acquirer or such Future Acquirer’s Affiliates shall participate in or contribute to the performance of MTEM’s obligations in connection with the Early Stage Program, the Post Phase Ia Program or Manufacturing hereunder (and may not serve as the primary contact or as representative, member, delegate or attendee of the Joint Steering Committee, Joint Manufacturing Committee, the Joint Patent Committee or the Joint Development Committee (if such applicable committee remains constituted, at Takeda’s discretion)) or otherwise be provided or have access to any Confidential Information of Takeda.

Without limiting the foregoing, MTEM shall not disclose to, and shall implement appropriate protections to prevent the use by such Future Acquirer of any Program IP or other Product Information for uses that are the subject of an exclusive license to Takeda with respect to Development and Commercialization of Licensed Products.

Section 12.8Performance by Affiliates. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates; provided, that each Party shall remain responsible and be a guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

Section 12.9Independent Contractors. MTEM and Takeda each acknowledge that they shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture, agency or any type of fiduciary relationship. Neither MTEM nor Takeda shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of the other Party to do so.

Section 12.10Waiver and Non-Exclusion of Remedies. The waiver by either Party of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available, except as expressly set forth herein.

Section 12.11 Further Assurances. Each Party shall execute such additional documents as are necessary to effect the purposes of this Agreement.

Section 12.12 No Benefit to Third Parties. Except as provided in Article X, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns and they shall not be construed as conferring any rights on any other parties.

Section 12.13 Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Section 3.9, Article VII and Article VIII are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

breach of any provision of such Section or Articles, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 12.13 is intended or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

Section 12.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

(The remainder of this page has been intentionally left blank. The signature pages follows.)

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have executed this Development Collaboration and Exclusive Commercial License Agreement as of the Effective Date.

MOLECULAR TEMPLATES, INC.

By: /s/ Eric Poma

Name: Eric Poma

Title: CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

MILLENNIUM PHARMACEUTICALS, INC.

By: /s/ Christophe Bianchi

Christophe Bianchi

President

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1.1.51. Early Stage Program Plan

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1.1.132.  Phase Ia Clinical Trial Plan and Budget

{Redacted Schedule 1.1.132 comprises 3 pages}

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1.1.162.  Existing SLT-As

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1.1.164.  Patent Rights and Inventions that cover SLT-A Technology

SLT-A TECHNOLOGY

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 9.2.5.  MTEM Background Patent Rights

SCHEDULE 9.2.5

MTEM BACKGROUND PATENT RIGHTS

Patent Application Serial Number	Title	Assignee	Filing Date	Status
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 9.2.8. Future MTEM In-Licenses

[To be updated by MTEM in the future as required under Section 9.2.8]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 9.2.11.  SLT-As with respect to which MTEM or its Affiliates Control MTEM Background IP

Existing SLT-As are described in the following patent applications:

[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]

[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 11.5.3  Applicable Royalties and Milestones for Post-Termination License pursuant to Section 11.5.3.

[***]
[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]

82557933v.1

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.